United Municipal High Income Fund, Inc.

This Fund seeks to provide a high level of income that is not subject to Federal income tax.


The Securities and Exchange Commission has not approved or disapproved the Fund's securities, or determined whether this Prospectus is accurate or adequate. It is a criminal offense to state otherwise.


Prospectus
September 20, 1999

           T  A  B  L  E    O  F    C  O  N  T  E  N  T  S


        AN OVERVIEW OF THE FUND                           3
        ----------------------------------------------------
        PERFORMANCE                                       6
        ----------------------------------------------------
        FEES AND EXPENSES                                 8
        ----------------------------------------------------
        THE INVESTMENT PRINCIPLES OF
        THE FUND                                         10
        ----------------------------------------------------
           Investment Goal, Principal Strategies
           and Other Investments                         10
           -------------------------------------------------
           Risk Considerations of Principal
           Strategies and Other Investments              12
           -------------------------------------------------
           Year 2000 Issue                               13
           -------------------------------------------------
        YOUR ACCOUNT                                     14
        ----------------------------------------------------
           Choosing a Share Class                        14
           -------------------------------------------------
              Sales Charge Reductions
              and Waivers                                16
              ----------------------------------------------
              Waivers for Certain Investors              16
              ----------------------------------------------
           Ways to Set Up Your Account                   20
           -------------------------------------------------
           Buying Shares                                 20
           -------------------------------------------------
           Minimum Investments                           22
           -------------------------------------------------
           Adding to Your Account                        23
           -------------------------------------------------
           Selling Shares                                23
           -------------------------------------------------
           Telephone Transactions                        26
           -------------------------------------------------
           Shareholder Services                          26
           -------------------------------------------------
              Personal Service                           26
              ----------------------------------------------
              Reports                                    26
              ----------------------------------------------
              Exchanges                                  27
              ----------------------------------------------
              Automatic Transactions for Class A,
              Class B and Class C Shareholders           27
              ----------------------------------------------
           Distributions and Taxes                       28
           -------------------------------------------------
              Distributions                              28
              ----------------------------------------------
              Taxes                                      29
              ----------------------------------------------
        THE MANAGEMENT OF THE FUND                       31
        ----------------------------------------------------
           Portfolio Management                          31
        ----------------------------------------------------
           Management Fee                                31
        ----------------------------------------------------
        FINANCIAL HIGHLIGHTS                             33
        ----------------------------------------------------

An
Overview
of the
Fund

[column graphic]


Goal

United Municipal High Income Fund, Inc. (the "Fund") seeks to provide a high level of income that is not subject to Federal income tax.


Principal Strategy

The Fund seeks to achieve its goal through a diversified portfolio consisting mainly of tax-exempt municipal bonds rated in the lower tier of investment grade (BBB by Standard & Poor's ("S&P") and Baa by Moody's Investors Service, Inc. ("MIS")) or lower, including bonds rated below investment grade, junk bonds (rated BB and lower by S&P and Ba and lower by MIS), or, if unrated, judged to be of similar quality by Waddell & Reed Investment Management Company ("WRIMCO"), the Fund's investment manager. "Municipal bonds" mean obligations the interest on which is not includable in gross income for Federal income tax purposes.

The Fund diversifies its holdings among two main types of municipal bonds:

o general obligation bonds, which are backed by the full faith, credit and taxing power of the governmental authority, and

o revenue bonds, which are payable only from specific sources, such as the revenue from a particular facility or a special tax. Revenue bonds include industrial development bonds ("IDBs"), which finance privately operated facilities.

WRIMCO may look at a number of factors in selecting securities for the Fund's portfolio. These include:

o  the security's current coupon;

o  the maturity of the security;

o  the relative value of the security;

o the creditworthiness of the particular issuer or of the private company involved; and

o the structure of the security, including whether it has a put or a call feature.

Generally, in determining whether to sell a security, WRIMCO will use the same type of analysis that is used in buying securities in order to determine whether the security continues to be a desired investment for the Fund. As well, WRIMCO may sell a security to take advantage of more attractive investment opportunities or to raise cash.

The Fund may invest significantly in (i) IDBs in general, (ii) revenue bonds payable from similar projects and (iii) municipal bonds of issuers located in the same geographic area.

The Fund typically invests in municipal bonds with maturities of 10 to 30 years.


Principal Risks of Investing in the Fund

Because the Fund primarily owns fixed income securities issued by municipal authorities, a variety of factors can affect its investment performance, such as:

o an increase in interest rates, which may cause the value of the Fund's holdings, especially bonds with longer maturities, to decline;

o  changes in the maturities of bonds owned by the Fund;

o the credit quality of the issuers whose securities the Fund owns or of the private companies involved in IDB-financed projects;

o  prepayment of higher-yielding bonds held by the Fund ("call risk")

o the local economic, political or regulatory environment affecting bonds owned by the Fund;

o  failure of a bond's interest to qualify as tax-exempt;

o adverse bond and stock market conditions, sometimes in response to general economic or industry news, that may cause the prices of the Fund's holdings to fall as part of a broad market decline;

o  legislation affecting the tax status of municipal bond interest; and

o the skill of WRIMCO in evaluating and managing the interest rate and credit risks of the Fund's portfolio.

A significant portion of the Fund's municipal bond interest may subject investors to the alternative minimum tax ("AMT") for Federal income tax purposes; this would have the effect of reducing the Fund's return to any such investor.

As with any mutual fund, the value of the Fund's shares will change and you could lose money on your investment.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


Who May Want to Invest

The Fund is designed for investors seeking current income that is primarily free from Federal income tax and that is higher than is normally available with securities in the higher-rated categories, through a highly diversified portfolio. The Fund is not suitable for all investors. You should consider whether the Fund fits your particular investment objectives.

Performance

[column graphic]


The bar chart and performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year and by showing how the Fund's average annual total returns for the periods shown compare with those of a broad measure of market performance and a peer group average.

o The bar chart presents the average annual total returns for Class A and shows how performance has varied from year to year for the past ten calendar years.

o The bar chart does not reflect any sales charge that you may be required to pay upon purchase of the Fund's Class A shares. If the sales charge was included, the returns would be less than those shown.

o The performance table shows Class A average annual total returns and compares them to the market indicators listed. No performance information is provided for Class B, Class C or Class Y shares since Class B and Class C do not have annual returns for at least one calendar year and Class Y did not have a full calendar year of continuous operations.

o The bar chart and the performance table assume reinvestment of dividends and distributions. As with all mutual funds, the Fund's past performance does not necessarily indicate how it will perform in the future.

Note that the performance information in the bar chart and performance table is based on calendar-year periods, while the information shown in the Financial Highlights section of this Prospectus and in the Fund's shareholder reports is based on the Fund's fiscal year.

                         CHART OF YEAR-BY-YEAR RETURNS
                        as of December 31 each year (%)

[Bar Chart]

'89               10.79%
'90                7.19%
'91               11.67%
'92               10.15%
'93               13.19%
'94               -3.12%
'95               16.74%
'96                6.90%
'97               11.77%
'98                6.82%

[End Bar Chart]

In the period shown in the chart, the highest quarterly return was 6.77% (the first quarter of 1995) and the lowest quarterly return was -3.3% (the first quarter of 1994). The Fund's return for its Class A shares for the year through June 30, 1999 was -0.47%.

                   AVERAGE ANNUAL TOTAL RETURNS
                    as of December 31, 1998 (%)

                           1 Year      5 Years     10 Years
Class A Shares of
the Fund                     2.28%       6.69%       8.64%

Lehman Brothers
Municipal Bond Index         6.48%       6.23%       8.22%

Lipper High Yield
Municipal Bond Fund
Universe Average             5.25%       5.98%       7.58%

The index shown is a broad-based, securities market index that is unmanaged. The Lipper average is a composite of mutual funds with goals similar to the goal of the Fund.

Fees and
Expenses

[column graphic]


This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees

(fees paid directly from     Class A     Class B     Class C     Class Y
your investment)             Shares      Shares      Shares      Shares
Maximum Sales Charge
(Load) Imposed on
Purchases (as a
percentage of offering
price)                       4.25%       None        None        None

Maximum Deferred
Sales Charge (Load)(1)
(as a percentage of
lesser of amount
invested or redemption
value)                       None         5%          1%         None

Annual Fund Operating Expenses(2)
(expenses that are deducted from Fund assets)

Management Fees              0.53%       0.53%       0.53%       0.53%

Distribution and
Service (12b-1) Fees(3)      0.20%       1.00%       1.00%       None

Other Expenses               0.12%       0.12%       0.12%       0.20%

Total Annual Fund
Operating Expenses           0.85%       1.65%       1.65%       0.73%

(1)The contingent deferred sales charge ("CDSC") which is imposed on the lesser of amount invested or redemption value of Class B shares declines from 5% for redemptions made within the first calendar year of purchase, to 4% for redemptions made within the second calendar year, to 3% for redemptions made within the third and fourth calendar years, to 2% for redemptions made within the fifth calendar year, to 1% for redemptions made within the sixth calendar year and to 0% for redemptions made after the sixth calendar year. Please note that the CDSC is not based on the length of time that shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. For Class C shares, a 1% CDSC applies to the lesser of amount invested or redemption value of Class C shares redeemed within twelve months.

(2)Management Fees and Total Annual Fund Operating Expenses have been restated to reflect the change in management fees effective June 30, 1999; otherwise, expense ratios are based on other Fund-level expenses of the Fund for the fiscal year ended September 30, 1998, and for Class B, Class C and Class Y, the expenses attributable to each class that are anticipated for the current year. Actual expenses may be greater or less than those shown.

(3)It is possible that long-term Class A, Class B and Class C shareholders of the Fund may bear 12b-1 distribution fees which are more than the maximum asset-based sales charge permitted under the rules of the National Association of Securities Dealers, Inc.

 Example

 This example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other mutual funds. The example assumes that (a) you invest $10,000 in the particular Class A, Class B, Class C or Class Y shares for each time period specified, (b) your investment has a 5% return each year, and (c) the expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

 If shares are redeemed
 at end of period:                1 year     3 years     5 years      10 years

 Class A Shares                    $508       $683        $874         $1,424

 Class B Shares                    $567       $819        $994         $1,658*

 Class C Shares                    $267       $519        $894         $1,949

 Class Y Shares                    $ 74       $232        $403         $  900

 If shares are not
 redeemed at end
 of period:                       1 year     3 years     5 years      10 years

 Class A Shares                    $508       $683        $874         $1,424

 Class B Shares                    $167       $519        $894         $1,658*

 Class C Shares                    $167       $519        $894         $1,949

 Class Y Shares                    $ 74       $232        $403         $  900

*Reflects annual operating expenses of Class A after conversion of Class B shares into Class A shares at the end of the seventh calendar year following the first calendar year of purchase.

The
Investment
Principles of
the Fund

[column graphic]


Investment Goal, Principal Strategies and
Other Investments

The goal of the Fund is to provide a high level of income that is not subject to Federal income tax. The Fund seeks to achieve this goal by investing in medium and lower-quality municipal bonds that provide higher yields than bonds of higher quality. There is no guarantee that the Fund will achieve its goal.

As used in this Prospectus, "municipal bonds" mean obligations the interest on which is not included in gross income for Federal income tax purposes. The Fund anticipates that not more than 40% of the dividends it will pay to shareholders will be treated as a tax preference item for AMT purposes. The Fund and WRIMCO rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds.

Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various purposes. The two main types of municipal bonds are general obligation bonds and revenue bonds. For general obligation bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or a special tax or other revenue sources. IDBs are revenue bonds issued by or on behalf of public authorities to obtain funds to finance privately operated facilities. Other municipal obligations include lease obligations of municipal authorities or entities and participations in these obligations.

Under normal market conditions, the Fund will:

o  substantially invest in bonds with maturities of 10 to 30 years;

o  have at least 80% of its total assets invested in municipal bonds; and

o have at least 75% of its total assets invested in medium and lower-quality municipal bonds, which are bonds rated BBB through D by S&P, or Baa through C by MIS, or, if unrated, are determined by WRIMCO to be of comparable quality.

The Fund may invest in higher-quality municipal bonds, and have less than 75% of its total assets in medium and lower-quality municipal bonds, at times when yield spreads are narrow and the higher yields do not justify the increased risk; and/or when, in the opinion of WRIMCO, there is a lack of medium and lower-quality securities in which to invest.

The Fund may invest 25% or more of its total assets in IDBs, in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area. The Fund will not, however, have more than 25% of its total assets in IDBs issued for any one industry or in any one state.

During normal market conditions, the Fund may invest up to 20% of its total assets in taxable obligations including options, futures contracts and other taxable derivative instruments. These taxable obligations must be either:

o  U.S. Government securities;

o  obligations of domestic banks and certain savings and loan associations;

o  commercial paper rated at least A by S&P or MIS; or

o  repurchase agreements.

The Fund may invest in certain derivative instruments if it is permitted to invest in the type of asset by which the return on, or value of, the derivative is measured. Income from taxable obligations and certain derivative instruments will be subject to Federal income tax. You will find more information about the Fund's permitted investments and strategies, as well as the restrictions that apply to them, in the Statement of Additional Information ("SAI").

Sometimes WRIMCO may believe that a full or partial defensive position is desirable temporarily due to present or anticipated market or economic conditions that are affecting or could affect the values of municipal bonds. During such periods, the Fund may invest up to all of its assets in taxable obligations, which would result in a higher proportion of the Fund's income being subject to Federal income tax.

By taking a temporary defensive position, the Fund may not achieve its investment objective.

Risk Considerations of Principal Strategies and Other Investments Risks exist in any investment. The Fund is subject to market risk, financial risk and, in some cases, prepayment risk.

o Market risk is the possibility of a change in the price of the security because of market factors, including changes in interest rates. Bonds with longer maturities are more interest-rate sensitive. For example, if interest rates increase, the value of a bond with a longer maturity is more likely to decrease. Because of market risk, the share price of the Fund will likely change, as well.

o Financial risk is based on the financial situation of the issuer of the security. The financial risk of the Fund depends on the credit quality of the securities in which it invests.

o Prepayment risk is the possibility that, during periods of falling interest rates, a debt security with a high stated interest rate will be prepaid before its expected maturity date.

Lower-quality debt securities (commonly called junk bonds) are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.

For IDBs, their credit quality is generally dependent on the credit standing of the company involved. To the extent that the Fund invests in municipal bonds the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area, the Fund may be more susceptible to the risks associated with economic, political or regulatory occurrences that might adversely affect particular projects or areas. Currently, the Fund invests a significant portion of its assets in IDBs associated with healthcare-oriented projects. The risks particular to these types of projects are construction risk and occupancy risk.

You will find more information in the SAI about the types of projects in which the Fund may invest from time to time and a discussion of the risks associated with such projects.

Because the Fund owns different types of investments, its performance will be affected by a variety of factors. In general, the value of the Fund's investments and the income it generates will vary from day to day, generally due to changes in interest rates, market conditions, and other company and economic news. Performance will also depend on WRIMCO's skill in selecting investments.


Year 2000 Issue

Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by WRIMCO and the Fund's other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. WRIMCO is taking steps that it believes are reasonably designed to address Year 2000 computer-related problems with respect to the computer systems that it uses and to obtain assurances that comparable steps are being taken by the Fund's other major service providers. Although there can be no assurances, WRIMCO believes these steps will be sufficient to avoid any adverse impact on the Fund. Similarly, the companies and other issuers in which the Fund invests could be adversely affected by Year 2000 computer-related problems, and there can be no assurance that the steps taken, if any, by these issuers will be sufficient to avoid any adverse impact on the Fund.

Your
Account

[column graphic]



Choosing a Share Class

This Prospectus offers four classes of shares for the Fund: Class A, Class B, Class C and Class Y. Each class has its own sales charge, if any, and expense structure. The decision as to which class of shares is best suited to your needs depends on a number of factors that you should discuss with your financial advisor. Some factors to consider are how much you plan to invest and how long you plan to hold your investment. For example, if you are investing a substantial amount and plan to hold your shares for a long time, Class A shares may be the most appropriate for you. If you are investing a lesser amount, you may want to consider Class B shares (if investing for at least seven calendar years) or Class C shares (if investing for less than seven calendar years). Class Y shares are designed for institutional investors and others investing through certain intermediaries, as described below.

Since your objectives may change over time, you may want to consider another class when you buy additional Fund shares. All of your future investments in the Fund will be made in the class you select when you open your account, unless you inform the Fund otherwise, in writing, when you make a future investment.

            General Comparison of Class A, Class B and Class C Shares

Class A                     Class B                       Class C
Initial sales charge        No initial sales charge       No initial sales charge

No deferred sales charge    Deferred sales charge on      A 1% deferred sales
                            shares you sell within six    charge on shares you sell
                            calendar years                within twelve months

Maximum distribution        Maximum distribution          Maximum distribution
and service (12b-1) fees    and service (12b-1) fees      and service (12b-1) fees
of 0.25%                    of 1.00%                      of 1.00%

For an investment of        Converts to Class A shares    Does not convert to
$2,000,000 or more          at the end of the seventh     Class A shares, so
Waddell & Reed              calendar year following       annual expenses do
financial advisors will     the year of purchase, thus    not decrease
recommend purchase          reducing future annual
of Class A shares due to    expenses
no sales charge and
lower annual expenses

                            For an investment of
                            $300,000 or more Waddell
                            & Reed financial advisors
                            often may recommend
                            purchase of Class A shares
                            due to a reduced sales
                            charge and lower annual
                            expenses

The Fund has adopted a Distribution and Service Plan ("Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, for each of its Class A, Class B and Class C shares. Under the Class A Plan, the Fund may pay Waddell & Reed, Inc. a fee of up to 0.25%, on an annual basis, of the average daily net assets of the Class A shares. This fee is to reimburse Waddell & Reed, Inc. for the amounts it spends for distributing the Fund's Class A shares, providing service to Class A shareholders and/or maintaining Class A shareholder accounts. Under the Class B Plan and the Class C Plan, the Fund may pay Waddell & Reed, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for providing service to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for distributing shares of that class. Because a class's fees are paid out of the assets of that class on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A shares are subject to a sales charge when you buy them, based on the amount of your investment, according to the table below. Class A shares pay an annual 12b-1 fee of up to 0.25% of average Class A net assets. The ongoing expenses of this class are lower than those for Class B or Class C shares and higher than those for Class Y shares.

                                           Sales Charge       Sales Charge as
                                           as Percent of     Approx. Percent of
Size of Purchase                          Offering Price      Amount Invested
Under $100,000                                 4.25%                4.44%

$100,000 to less than $300,000                 3.25                 3.36

$300,000 to less than $500,000                 2.50                 2.56

$500,000 to less than $1,000,000               1.75                 1.78

$1,000,000 to less than $2,000,000             1.00                 1.01

$2,000,000 and over                            0.00                 0.00

Sales Charge Reductions and Waivers

Lower sales charges are available by:

o Combining additional purchases of Class A shares of any of the funds in the United Group, except shares of United Cash Management, Inc. unless acquired by exchange for Class A shares on which a sales charge was paid (or as a dividend or distribution on such acquired shares), with the net asset value ("NAV") of Class A shares already held ("Rights of Accumulation");

o Grouping all purchases of Class A shares, except shares of United Cash Management, Inc., made during a thirteen-month period ("Letter of Intent"); and

o  Grouping purchases by certain related persons.

Additional information and applicable forms are available from Waddell & Reed financial advisors.

Waivers for Certain Investors

Class A shares may be purchased at NAV by:

o The Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each; and

o  Certain trusts for these persons.

You will find more information in the SAI about sales charge reductions and waivers.

Contingent Deferred Sales Charge. A contingent deferred sales charge ("CDSC") may be assessed against your redemption amount of Class B and Class C shares and paid to Waddell & Reed, Inc. (the "Distributor"), as further described below. The purpose of the CDSC is to compensate the Distributor for the costs incurred by it in connection with the sale of the Fund's Class B or Class C shares. The CDSC will not be imposed on Class B or Class C shares representing payment of dividends or distributions or on amounts which represent an increase in the value of a shareholder's account resulting from capital appreciation above the amount paid for Class B or Class C shares purchased during the CDSC period. The date of redemption is measured, in calendar years, from the first calendar year of purchase. For example, if a shareholder opens an account on November 1, 1999, then redeems all shares on March 1, 2000, the shareholder would pay a CDSC of 4%, the rate applicable to redemptions made within the second calendar year of purchase. Please note that the CDSC is not based on the length of time that shares are held. Instead, the CDSC is based on the calendar year of purchase and the calendar year of redemption. The CDSC is applied to the lesser of amount invested or redemption value.

To keep your CDSC as low as possible, each time you place a request to redeem shares, the Fund assumes that a redemption is made first of shares not subject to a deferred sales charge (including shares which represent appreciation on shares held, reinvested dividends and distributions), and then of shares that represent the lowest sales charge.

Unless instructed otherwise, the Fund, when requested to redeem a specific dollar amount, will redeem additional Class B or Class C shares equal in value to the CDSC. For example, should you request a $1,000 redemption and the applicable CDSC is $27, the Fund will redeem shares having an aggregate NAV of $1,027, absent different instructions.

Class B shares are not subject to a sales charge when you buy them. However, you may pay a CDSC if you sell your Class B shares within six calendar years of their purchase, based on the table below. Class B shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had bought Class A shares. Class B shares will automatically convert to Class A shares at the end of the seventh calendar year following the year of purchase. The Class A shares have lower ongoing expenses.

The Fund will redeem your Class B shares at their NAV next calculated after receipt of a written request for redemption in good order, subject to the CDSC discussed below.

Date of Redemption                      Deferred Sales Charge
anytime within 1st calendar year                 5%

anytime within 2nd calendar year                 4%

anytime within 3rd calendar year                 3%

anytime within 4th calendar year                 3%

anytime within 5th calendar year                 2%

anytime within 6th calendar year                 1%

after 6th calendar year                          0%

All Class B investments made during a calendar year are deemed a single investment during that calendar year for purposes of calculating the CDSC.

Class C shares are not subject to a sales charge when you buy them, but if you sell your Class C shares within twelve months of buying them, you will pay a 1% CDSC. For purposes of a CDSC, purchases of Class C shares within a month will be considered as being purchased on the first day of the month. Class C shares pay an annual 12b-1 service fee of up to 0.25% of average net assets and a distribution fee of up to 0.75% of average net assets. Over time, these fees will increase the cost of your investment and may cost you more than if you had bought Class A shares. Class C shares do not convert to any other class.

For Class C shares, the CDSC will be applied to the lesser of amount invested or redemption value of shares that have been held for twelve months or less.

The CDSC will not apply in the following circumstances:

o redemptions of Class B or Class C shares requested within one year of the shareholder's death or disability, provided the Fund is notified of the death or disability at the time of the request and furnished proof of such event satisfactory to the Distributor.

o redemptions of Class B or Class C shares made pursuant to a shareholder's participation in any systematic withdrawal service adopted for a Fund. (The service and this exclusion from the CDSC do not apply to a one-time withdrawal.)

o redemptions the proceeds of which are reinvested in Class B or Class C shares (must be reinvested in the same class as that which was redeemed) of the Fund within thirty days after such redemption.

o  the exercise of certain exchange privileges.

o redemptions effected by another registered investment company by virtue of a merger or other reorganization with the Fund or by a former shareholder of such investment company of Class B or Class C shares of the Fund acquired pursuant to such reorganization.

These exceptions may be modified or eliminated by the Fund at any time without prior notice to shareholders.

Class Y shares are not subject to a sales charge or annual 12b-1 fees.

Class Y shares are only available for purchase by:

o  participants of employee benefit plans established under section 403(b) or section 457, or qualified under section 401 of the Code, including 401(k) plans, when the plan has 100 or more eligible employees and holds the shares in an omnibus account on the Fund's records;

o banks, trust institutions, investment fund administrators and other third parties investing for their own accounts or for the accounts of their customers where such investments for customer accounts are held in an omnibus account on the Fund's records;

o government entities or authorities and corporations whose investment within the first twelve months after initial investment is $10 million or more; and

o certain retirement plans and trusts for employees and financial advisors of Waddell & Reed, Inc. and its affiliates.

The different ways to set up (register) your account are listed below.


Ways to Set Up Your Account

Individual or Joint Tenants
For your general investment needs

Individual accounts are owned by one person. Joint accounts have two or more owners (tenants).

Business or Organization

For investment needs of corporations, associations, partnerships, institutions or other groups

Gifts or Transfers to a Minor

To invest for a child's education or other future needs

These custodial accounts provide a way to give money to a child and obtain tax benefits. An individual can give up to $10,000 a year per child free of Federal transfer tax consequences. Depending on state laws, you can set up a custodial account under the Uniform Gifts to Minors Act ("UGMA") or the Uniform Transfers to Minors Act ("UTMA").

Trust

For money being invested by a trust

The trust must be established before an account can be opened, or you may use a trust form made available by Waddell & Reed. Contact your Waddell & Reed financial advisor for the form.


Buying Shares

You may buy shares of the Fund through Waddell & Reed, Inc. and its financial advisors. To open your account you must complete and sign an application. Your Waddell & Reed financial advisor can help you with any questions you might have.

To purchase any class of shares by check, make your check payable to Waddell & Reed, Inc. Mail the check, along with your completed application, to:

                             Waddell & Reed, Inc.
                                P.O. Box 29217
                            Shawnee Mission, Kansas
                                  66201-9217

To purchase Class Y shares by wire, you must first obtain an account number by calling 1-800-366-2520, then mail a completed application to Waddell & Reed, Inc., P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, or fax it to 913-236-5044. Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA

Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

You may also buy Class Y shares of the Fund indirectly through certain broker-dealers, banks and other third parties, some of which may charge you a fee. These firms may have additional requirements regarding the purchase of Class Y shares.

The price to buy a share of the Fund, called the offering price, is calculated every business day.

The offering price of a share (the price to buy one share of a particular class) is the next NAV calculated per share of that class plus, for Class A shares, the sales charge shown in the table above.

In the calculation of the Fund's NAV:

o The securities in the Fund's portfolio that are listed or traded on an exchange are valued primarily using market prices.

o Bonds are generally valued according to prices quoted by an independent pricing service.

o Short-term debt securities are valued at amortized cost, which approximates market value.

o Other investment assets for which market prices are unavailable are valued at their fair value by or at the direction of the Board of Directors.

The Fund is open for business each day the New York Stock Exchange (the "NYSE") is open. The Fund normally calculates the NAVs of its shares as of the close of business of the NYSE, normally 4 p.m. Eastern time, except that an option or futures contract held by the Fund may be priced at the close of the regular session of any other securities or commodities exchange on which that instrument is traded.

When you place an order to buy shares, your order will be processed at the next offering price calculated after your order is received and accepted. Note the following:

o  Orders are accepted only at the home office of Waddell & Reed, Inc.

o  All of your purchases must be made in U.S. dollars.

o If you buy shares by check, and then sell those shares by any method other than by exchange to another fund in the United Group, the payment may be delayed for up to ten days to ensure that your previous investment has cleared.

o The Fund does not issue certificates representing Class B, Class C or Class Y shares of the Fund.

o If you purchase Class Y shares of the Fund from certain broker-dealers, banks or other authorized third parties, the Fund will be deemed to have received your purchase order when that third party (or its designee) has received your order. Your order will receive the Class Y offering price next calculated after the order has been received in proper form by the authorized third party (or its designee). You should consult that firm to determine the time by which it must receive your order for you to purchase shares of the Fund at that day's price.

When you sign your account application, you will be asked to certify that your Social Security or other taxpayer identification number is correct and whether you are subject to backup withholding for failing to report income to the Internal Revenue Service.

Waddell & Reed, Inc. reserves the right to reject any purchase orders, including purchases by exchange, and it and the Fund reserve the right to discontinue offering Fund shares for purchase.


Minimum Investments

For Class A, Class B and Class C shares:
To Open an Account                                                     $500

For certain exchanges                                                  $100

For certain accounts opened with Automatic
Investment Service                                                      $50

For certain accounts opened through payroll
deductions for or by employees of WRIMCO,
Waddell & Reed, Inc. and their affiliates                               $25

To Add to an Account                                                Any amount

For certain exchanges                                                  $100

For Automatic Investment Service                                        $25

For Class Y:

To Open an Account

For a government entity
or authority or for a
corporation:                          $10 million (within first twelve months)

For other investors:                                 Any amount

To Add to an Account                                 Any amount

Adding to Your Account

Subject to the minimums described under "Minimum Investments," you can make additional investments of any amount at any time.

To add to your account, make your check payable to Waddell & Reed, Inc. Mail the check to Waddell & Reed, Inc., along with:

o the detachable form that accompanies the confirmation of a prior purchase or your year-to-date statement; or

o a letter stating your account number, the account registration and the class of shares that you wish to purchase.

To add to your Class Y account by wire: Instruct your bank to wire the amount you wish to invest, along with the account number and registration, to UMB Bank, n.a., ABA Number 101000695, W&R Underwriter Account Number 0007978, FBO Customer Name and Account Number.

If you purchase Class Y shares from certain broker-dealers, banks or other authorized third parties, additional purchases may be made through those firms.


Selling Shares

You can arrange to take money out of your Fund account at any time by selling (redeeming) some or all of your shares.

The redemption price (price to sell one share of a particular class) is the NAV per share of that class, subject to any CDSC applicable to Class B or Class C shares.

To sell shares by written request: Complete an Account Service Request form, available from your Waddell & Reed financial advisor, or write a letter of instruction with:

o  the name on the account registration;

o  the Fund's name;

o  the Fund account number;

o  the dollar amount or number, and the class, of shares to be redeemed; and

o  any other applicable requirements listed in the table below.

Deliver the form or your letter to your Waddell & Reed financial advisor, or mail it to:

                        Waddell & Reed Services Company
                                P. O. Box 29217
                            Shawnee Mission, Kansas
                                  66201-9217

Unless otherwise instructed, Waddell & Reed Services Company will send a check to the address on the account.

To sell Class Y shares by telephone or fax: If you have elected this method in your application or by subsequent authorization, call 1-800-366-5465, or fax your request to 913-236-5044, and give your instructions to redeem Class Y shares and make payment by wire to your predesignated bank account or by check to you at the address on the account.

When you place an order to sell shares, your shares will be sold at the next NAV calculated, subject to any applicable CDSC, after receipt of a written request for redemption in good order by Waddell & Reed Services Company at the address listed above. Note the following:

o If more than one person owns the shares, each owner must sign the written request.

o  If you hold a certificate, it must be properly endorsed and sent to the Fund.

o If you recently purchased the shares by check, the Fund may delay payment of redemption proceeds. You may arrange for the bank upon which the purchase check was drawn to provide to the Fund telephone or written assurance that the check has cleared and been honored. If you do not, payment of the redemption proceeds on these shares will be delayed until the earlier of 10 days or the date the Fund can verify that your purchase check has cleared and been honored.

o Redemptions may be suspended or payment dates postponed on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Securities and Exchange Commission.

o Payment is normally made in cash, although under extraordinary conditions redemptions may be made in portfolio securities.

o If you purchased Class Y shares from certain broker-dealers, banks or other authorized third parties, you may sell those shares through those firms, some of which may charge you a fee and may have additional requirements to sell Fund shares. The Fund will be deemed to have received your order to sell Class Y shares when that firm (or its designee) has received your order. Your order will receive the Class Y NAV next calculated after the order has been received in proper form by the authorized firm (or its designee). You should consult that firm to determine the time by which it must receive your order for you to sell Class Y shares at that day's price.

Special Requirements for Selling Shares

Account Type               Special Requirements
Individual or Joint        The written instructions must be signed by all
Tenant                     persons required to sign for transactions, exactly
                           as their names appear on the account.

Sole Proprietorship        The written instructions must be signed by the
                           individual owner of the business.

UGMA, UTMA                 The custodian must sign the written instructions
                           indicating capacity as custodian.

                           The trustee must sign the written instructions
Trust                      indicating capacity as trustee. If the trustee's name is
                           not in the account registration, provide a currently
                           certified copy of the trust document.

Business or                At least one person authorized by corporate
Organization               resolution to act on the account must sign the
                           written instructions.

Conservator, Guardian      The written instructions must be signed by the
or Other Fiduciary         person properly authorized by court order to act
                           in the particular fiduciary capacity.

The Fund may require a signature guarantee in certain situations such as:

o  a redemption request made by a corporation, partnership or fiduciary;

o  a redemption request made by someone other than the owner of record; or

o  the check is made payable to someone other than the owner of record.

This requirement is intended to protect you and Waddell & Reed from fraud. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public.

You may reinvest, without charge, all or part of the amount of Class A shares you redeemed by sending to the Fund the amount you want to reinvest. The reinvested amounts must be received by the Fund within thirty days after the date of your redemption. You may do this only once with Class A shares of the Fund.

The deferred sales charge will not apply to the proceeds of Class B or Class C shares which are redeemed and then reinvested in Class B or Class C shares, as applicable, within thirty days after such redemption. The Distributor will, with your reinvestment, restore an amount equal to the deferred sales charge attributable to the amount reinvested by adding the deferred sales charge amount to your reinvestment. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment. You may do this only once as to Class B shares of the Fund and once as to Class C shares of the Fund.


Telephone Transactions

The Fund and its agents will not be liable for following instructions communicated by telephone that they reasonably believe to be genuine. The Fund will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Fund fails to do so, the Fund may be liable for losses due to unauthorized or fraudulent instructions. Current procedures relating to instructions communicated by telephone include tape recording instructions, requiring personal identification and providing written confirmations of transactions effected pursuant to such instructions.


Shareholder Services

Waddell & Reed provides a variety of services to help you manage your account.

Personal Service

Your local Waddell & Reed financial advisor is available to provide personal service. Additionally, a toll-free call, 1-800-366-5465, connects you to a Customer Service Representative or our automated customer telephone service. During normal business hours, our Customer Service staff is available to answer your questions or update your account records. At almost any time of the day or night, you may access your account information from a touch-tone phone, or from our web site, www.waddell.com, to:

o  obtain information about your accounts;

o  obtain price information about other funds in the United Group; or

o  request duplicate statements.

Reports

Statements and reports sent to you include the following:

o confirmation statements (after every purchase, other than those purchases made through Automatic Investment Service, and after every exchange, transfer or redemption)

o  year-to-date statements (quarterly)

o  annual and semiannual reports to shareholders (every six months)

To reduce expenses, only one copy of the most recent annual and semiannual reports will be mailed to your household, even if you have more than one account with the Fund. Call the telephone number listed above for Customer Service if you need additional copies of annual or semiannual reports or account information.

Exchanges

You may sell your shares and buy shares of the same class of other funds in the United Group without the payment of an additional sales charge if you buy Class A shares or payment of a CDSC when you exchange Class B or Class C shares. For Class B and Class C shares, the time period for the CDSC will continue to run. In addition, exchanging Class Y shareholders may buy Class A shares of United Cash Management, Inc.

You may exchange any Class A shares of the Fund that you have held for at least six months and any Class A shares of the Fund acquired as payment of a dividend or distribution for Class A shares of any other fund in the United Group. You may exchange any Class A shares of the Fund that you have held for less than six months only for Class A shares of United Municipal Bond Fund, Inc. or United Government Securities Fund, Inc.

You may exchange only into funds that are legally permitted for sale in your state of residence. Note that exchanges out of the Fund may have tax consequences for you. Before exchanging into a fund, read its prospectus.

The Fund reserves the right to terminate or modify these exchange privileges at any time, upon notice in certain instances.

Automatic Transactions for Class A, Class B and Class C Shareholders

Flexible withdrawal service lets you set up ongoing monthly, quarterly, semiannual or annual redemptions from your account.

Regular Investment Plans allow you to transfer money into your Fund account automatically. While Regular Investment Plans do not guarantee a profit and will not protect you against loss in a declining market, they can be an excellent way to invest for retirement, a home, educational expenses and other long-term financial goals.

Regular Investment Plans

Automatic Investment Service
To move money from your bank account to an existing Fund account

      Minimum Amount      Minimum Frequency
           $25                 Monthly

Funds Plus Service

To move money from United Cash Management, Inc. to the Fund whether in the same or a different account in the same class

      Minimum Amount      Minimum Frequency
           $100                Monthly

Distributions and Taxes
Distributions

The Fund distributes substantially all of its net investment income and net capital gains to its shareholders each year.

Usually the Fund distributes net investment income monthly on the 27th day of the month or on the last business day prior to the 27th if the 27th falls on a weekend or holiday. Dividends declared for a particular day are paid to shareholders of record on the prior business day except for dividends declared for Saturday and Sunday, which are paid to shareholders of record on the preceding Thursday. Net capital gains usually are distributed in December.

Distribution Options. When you open an account, specify on your application how you want to receive your distributions. The Fund offers three options:

1. Share Payment Option. Your dividends, capital gains and other distributions with respect to a class will be automatically paid in additional shares of the same class of the Fund. If you do not indicate a choice on your application, you will be assigned this option.

2. Income-Earned Option. Your capital gains and other distributions with respect to a class will be automatically paid in shares of the same class, but you will be sent a check for each dividend distribution. However, if the dividend distribution is less than five dollars, the distribution will be automatically paid in additional shares of the same class of the Fund.

3. Cash Option. You will be sent a check for your dividends, capital gains and other distributions if the total distribution is equal to or greater than five dollars. If the distribution is less than five dollars, it will be automatically paid in additional shares of the same class of the Fund.

Taxes

As with any investment, you should consider how your investment in the Fund will be taxed. You should be aware of the following tax implications:

Taxes on distributions. The distributions by the Fund that are designated by it as exempt-interest dividends generally may be excluded by you from your gross income. Dividends from the Fund's investment company taxable income generally are taxable to you as ordinary income, whether received in cash or paid in additional Fund shares. Distributions of the Fund's net capital gains, when designated as such, are taxable to you as long-term capital gains, whether received in cash or paid in additional Fund shares and regardless of the length of time you have owned your shares. For Federal income tax purposes, your long-term capital gains generally are taxed at a maximum rate of 20%. None of the dividends paid by the Fund is expected to be eligible for the dividends received deduction allowed to corporations.

The Fund notifies you after each calendar year-end as to the amounts of dividends and other distributions paid (or deemed paid) to you for that year.

Exempt-interest dividends paid by the Fund may be subject to income taxation under state and local tax laws. In addition, a portion of those dividends is expected to be attributable to interest on certain bonds that must be treated by you as a "tax preference item" for purposes of calculating your liability, if any, for the AMT; the Fund anticipates such portion will be not more than 40% of the dividends it will pay to its shareholders. The Fund will provide you with information concerning the amount of distributions that must be treated as a preference item after the end of each calendar year. Shareholders who may be subject to the AMT should consult with their tax advisers concerning investment in the Fund.

Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by private activity bonds ("PABs") should consult their tax advisers before purchasing Fund shares because, for users of certain of these facilities, the interest on PABs is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs.

Withholding. The Fund must withhold 31% of all taxable dividends, capital gains and other distributions and redemption proceeds payable to individuals and certain other noncorporate shareholders who do not furnish the Fund with a correct taxpayer identification number. Withholding at that rate from taxable dividends, capital gains and other distributions also is required for shareholders subject to backup withholding.

Taxes on transactions. Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than what you paid for the redeemed shares (which normally includes any sales charge paid).

An exchange of Fund shares for shares of any other fund in the United Group generally will have similar tax consequences. However, special rules apply when you dispose of Class A Fund shares through a redemption or exchange within ninety days after your purchase and then reacquire Class A Fund shares or acquire Class A shares of another fund in the United Group without paying a sales charge due to the thirty-day reinvestment privilege or exchange privilege. See "Your Account." In these cases, any gain on the disposition of the original Class A Fund shares would be increased, or loss decreased, by the amount of the sales charge you paid when those shares were acquired, and that amount will increase the adjusted basis of the shares subsequently acquired. In addition, if you purchase Fund shares within thirty days before or after redeeming other Fund shares (regardless of class) at a loss, part or all of that loss will not be deductible and will increase the basis of the newly purchased shares.

Interest on indebtedness incurred or continued to purchase or carry shares of the Fund will not be deductible for Federal income tax purposes to the extent the Fund's distributions consist of exempt-interest dividends. Proposals may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on municipal bonds. If such a proposal were enacted, the availability of municipal bonds for investment by the Fund and the value of its portfolio would be affected. In that event, the Fund may decide to reevaluate its investment goal and policies.

The foregoing is only a summary of some of the important Federal tax considerations generally affecting the Fund and its shareholders; you will find more information in the SAI. There may be other Federal, state or local tax considerations applicable to a particular investor. You are urged to consult your own tax adviser.

The
Management
of the Fund

[column graphic]


Portfolio Management

The Fund is managed by WRIMCO, subject to the authority of the Fund's Board of Directors. WRIMCO provides investment advice to the Fund and supervises the Fund's investments. WRIMCO and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and Target/United Funds, Inc. since the inception of the company. WRIMCO is located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

John M. Holliday is primarily responsible for the management of the portfolio of the Fund. Mr. Holliday has held his Fund responsibilities since January 20, 1986. He is Senior Vice President of WRIMCO, Vice President of the Fund and Vice President of other investment companies for which WRIMCO serves as investment manager. From July 1986 to March 1998, Mr. Holliday was Senior Vice President of, and a portfolio manager for, Waddell & Reed Asset Management Company, a former affiliate of WRIMCO. Mr. Holliday has served as the portfolio manager for investment companies managed by WRIMCO and its predecessors since August 1979 and has been an employee of such since April 1978.

Other members of WRIMCO's investment management department provide input on market outlook, economic conditions, investment research and other considerations relating to the Fund's investments.


Management Fee

Like all mutual funds, the Fund pays fees related to its daily operations. Expenses paid out of the Fund's assets are reflected in its share price or dividends; they are neither billed directly to shareholders nor deducted from shareholder accounts.

The Fund pays a management fee to WRIMCO for providing investment advice and supervising its investments. The Fund also pays other expenses, which are explained in the SAI.

The management fee is payable by the Fund at the annual rate of: 0.525% of net assets up to $500 million, 0.50% of net assets over $500 million and up to $1 billion, 0.45% of net assets over $1 billion and up to $1.5 billion, and 0.40% of net assets over $1.5 billion.

Prior to June 30, 1999, the management fee of the Fund was calculated by adding a group fee to a specific fee. The specific fee was computed on the Fund's net asset value as of the close of business each day at the annual rate of .10 of 1% of its net assets. The group fee was determined on the basis of the combined net asset values of all the funds in the United Group and then allocated pro rata to the Fund based on its relative net assets at the annual rates shown in the following table:


Group Fee Rate
Group Net Asset Level           Annual Group Fee Rate
(all dollars in millions)          For Each Level
From $0 to $750                     .51 of 1%
From $750 to $1,500                 .49 of 1%
From $1,500 to $2,250               .47 of 1%
From $2,250 to $3,000               .45 of 1%
From $3,000 to $3,750               .43 of 1%
From $3,750 to $7,500               .40 of 1%
From $7,500 to $12,000              .38 of 1%
Over $12,000                        .36 of 1%

Management fees for the fiscal year ended September 30, 1998 were 0.49% of the Fund's average net assets.

Financial Highlights

[column graphic]

The following information is to help you understand the financial performance of the Fund's Class A and Class Y shares for the fiscal periods shown. Certain information reflects financial results for a single Fund share. "Total return" shows how much your investment would have increased (or decreased) during each period, assuming reinvestment of all dividends and distributions. This information has been audited by Deloitte & Touche LLP whose independent auditors' reports, along with the Fund's financial statements for the fiscal year ended September 30, 1998 and the six months ended March 31, 1999, are included in the SAI, which is available upon request.

For a Class A share outstanding throughout each period*:


                               For the
                                 six                      For the fiscal year ended
                               months                           September 30,
                                ended      ------------------------------------------------------
                               3/31/99         1998       1997       1996       1995       1994
 Class A Per-Share Data
 Net asset value,
 beginning of period            $5.69         $5.55      $5.31      $5.27      $5.12     $5.53
 ------------------------------------------------------------------------------------------------
 Income from investment operations:
  Net investment
  income                         0.15          0.32       0.34       0.34       0.35       0.34

  Net realized and
  unrealized gain (loss)
  on investments                (0.06)         0.21       0.25       0.04       0.17      (0.34)
 ------------------------------------------------------------------------------------------------
 Total from investment
 operations                      0.09          0.53       0.59       0.38       0.52       0.00
 ------------------------------------------------------------------------------------------------
 Less distributions:
  Declared from net
  investment income             (0.15)        (0.32)     (0.34)     (0.34)     (0.35)     (0.34)

  From capital gains            (0.13)        (0.07)     (0.01)     (0.00)     (0.00)     (0.07)
  In excess of
  capital gains                 (0.00)        (0.00)     (0.00)     (0.00)     (0.02)     (0.00)
 ------------------------------------------------------------------------------------------------
 Total distributions            (0.28)        (0.39)     (0.35)     (0.34)     (0.37)     (0.41)
 ------------------------------------------------------------------------------------------------
 Net asset value,
 end of period                  $5.50         $5.69      $5.55      $5.31      $5.27     $5.12
 ------------------------------------------------------------------------------------------------
 Class A Ratios/Supplemental Data

 Total return**                  1.77%         9.88%     11.45%      7.40%     10.63%      0.05%

 Net assets, end of
 period (in millions)            $535          $522       $474       $400       $383       $345

 Ratio of expenses to
 average net assets              0.85%***      0.82%      0.78%      0.81%      0.76%      0.76%

 Ratio of net
 investment income to
 average net assets              5.52%***      5.72%      6.19%      6.41%      6.75%      6.39%

 Portfolio turnover
 rate                            8.05%        35.16%     19.47%     26.91%     19.07%     26.26%

  *On January 30, 1996, Fund shares outstanding were designated Class A shares.
   There were no Class B or Class C shares outstanding during the periods shown.

 **Total return calculated without taking into account the sales load deducted on an initial purchase.

***Annualized.

For a Class Y share outstanding throughout each period:

                                   For the period from       For the period
                                    December 30, 1998*     from July 1, 1998*
                                    to March 31, 1999      to August 25, 1998
Class Y Per-Share Data
 Net asset value, beginning
 of period                                 $5.65                  $5.64
 ----------------------------------------------------------------------------
 Income from investment operations:
  Net investment income                     0.08                   0.05
  Net realized and unrealized
  gain (loss) on investments               (0.02)                  0.01
 ----------------------------------------------------------------------------
 Total from investment
 operations                                 0.06                   0.06
 ----------------------------------------------------------------------------
 Less distributions:
  Declared from net investment
  income                                   (0.08)                 (0.05)
  From capital gains                       (0.13)                 (0.00)
 ----------------------------------------------------------------------------
 Total distributions                       (0.21)                 (0.05)
 ----------------------------------------------------------------------------
 Net asset value, end of period            $5.50                  $5.65
 ----------------------------------------------------------------------------
 Class Y Ratios/Supplemental Data
 Total return                               1.47%                  1.07%
 Net assets, end of period
 (000 omitted)                                $2                     $0
 Ratio of expenses to average
 net assets                                 0.08%**                0.61%**
 Ratio of net investment income
 to average net assets                      5.60%**                5.99%**
 Portfolio turnover rate                    8.05%***              35.16%**

  *Class Y shares commenced operations on July 1, 1998 and continued operations until August 25, 1998 when all outstanding Class Y shares were redeemed at the ending net asset value shown in the table. Operations recommenced on December 30, 1998.

 **Annualized.

***For the six months ended March 31, 1999.

             This space is intended for your notes and calculations.

             This space is intended for your notes and calculations.

             This space is intended for your notes and calculations.

United
Municipal
High Income
Fund, Inc.

[column graphic]


Custodian                               Underwriter
UMB Bank, n.a.                          Waddell & Reed, Inc.
Kansas City, Missouri                   6300 Lamar Avenue
                                        P.O. Box 29217
Legal Counsel                           Shawnee Mission, Kansas
Kirkpatrick & Lockhart LLP              66201-9217
1800 Massachusetts                      (913) 236-2000
Avenue, N.W.                            (800) 366-5465
Washington, D.C. 20036
                                        Shareholder Servicing Agent
Independent Auditors                    Waddell & Reed
Deloitte & Touche LLP                   Services Company
1010 Grand Avenue                       6300 Lamar Avenue
Kansas City, Missouri                   P.O. Box 29217
64106-2232                              Shawnee Mission, Kansas
                                        66201-9217
Investment Manager                      (913) 236-2000
Waddell & Reed Investment               (800) 366-5465
Management Company
6300 Lamar Avenue                       Accounting Services Agent
P.O. Box 29217                          Waddell & Reed
Shawnee Mission, Kansas                 Services Company
66201-9217                              6300 Lamar Avenue
(913) 236-2000                          P.O. Box 29217
(800) 366-5465                          Shawnee Mission, Kansas
                                        66201-9217
                                        (913) 236-2000
                                        (800) 366-5465

                      UNITED MUNICIPAL HIGH
                      INCOME FUND, INC.

                      You can get more information about the Fund in--

[column graphic]      o its Statement of Additional Information (SAI) dated
                        September 20, 1999, which contains detailed information
September 20, 1999      about the Fund, particularly its investment policies and
                        practices. You may not be aware of important information about the Fund unless you read both the Prospectus and the SAI. The current SAI is on file with the Securities and Exchange Commission (SEC) and it is incorporated into this Prospectus by reference (that is, the SAI is legally part of the Prospectus).

                      o its Annual and Semiannual Reports to Shareholders, which detail the Fund's actual investments and include financial statements as of the close of the particular annual or semiannual period. The annual report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the year covered by the report.

                      To request a copy of the current SAI or copies of the Fund's most recent Annual and Semiannual reports, without charge, or for other inquiries, contact the Fund or Waddell & Reed, Inc. at the address and telephone number below. Copies of the SAI, Annual and/or Semiannual reports may also be requested via e-mail at request@waddell.com.

                      Information about the Fund (including its current SAI and most recent Annual and Semiannual Reports) is available from the SEC's web site at http://www.sec.gov and from the SEC's Public Reference Room in Washington, D.C. You can find out about the operation of the Public Reference Room and applicable copying charges by calling 1-800-SEC-0330.

                      The Fund's SEC file number is: 811-4427.


--------------------------------------------------------------------------------

[Waddell
& Reed Logo]      Waddell & Reed, Inc.
                  6300 Lamar Avenue, P. O. Box 29217
                  Shawnee Mission, Kansas 66201-9217
                  (913) 236-2000, (800) 366-5465


                                                                   NUP1014(9-99)

                     UNITED MUNICIPAL HIGH INCOME FUND, INC.

                                6300 Lamar Avenue

                                 P. O. Box 29217

                       Shawnee Mission, Kansas 66201-9217

                                 (913) 236-2000
                                 (800) 366-5465


                               September 20, 1999


                       STATEMENT OF ADDITIONAL INFORMATION


     This Statement of Additional Information (the "SAI") is not a prospectus. Investors should read this SAI in conjunction with the prospectus ("Prospectus") for the United Municipal High Income Fund, Inc. (the "Fund") dated September 20, 1999, which may be obtained from the Fund or its underwriter, Waddell & Reed, Inc., at the address or telephone number shown above.


                                TABLE OF CONTENTS

   Performance Information ..............................................    2

   Investment Strategies, Policies and Practices.........................    5

   Investment Management and Other Services .............................   33

   Purchase, Redemption and Pricing of Shares ...........................   38

   Directors and Officers ...............................................   51

   Payments to Shareholders .............................................   56

   Taxes ................................................................   58

   Portfolio Transactions and Brokerage .................................   62

   Other Information ....................................................   64

   Appendix A............................................................   66

   Financial Statements .................................................   73

     United Municipal High Income Fund, Inc. is a mutual fund; an investment that pools shareholders' money and invests it toward a specified goal. In technical terms, the Fund is an open-end, diversified management company organized as a Maryland corporation on September 9, 1985.


                             PERFORMANCE INFORMATION

     Waddell & Reed, Inc., the Fund's underwriter, or the Fund may, from time to time, publish the Fund's total return information, yield information and/or performance rankings in advertisements and sales materials.


Total Return

     Total return is the overall change in the value of an investment over a given period of time. An average annual total return quotation is computed by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value. Standardized total return information is calculated by assuming an initial $1,000 investment and, for Class A shares deducting the maximum sales load of 4.25%. All dividends and distributions are assumed to be reinvested in shares of the applicable class at net asset value for the class as of the day the dividend or distribution is paid. No sales load is charged on reinvested dividends or distributions on Class A shares. The formula used to calculate the total return for a particular class of the Fund is:

                n
        P(1 + T)  =   ERV

       Where :  P =   $1,000 initial payment
                T =   Average annual total return
                n =   Number of years
              ERV =   Ending redeemable value of the $1,000 investment for the
                      periods shown.

     Non-standardized performance information may also be presented. For example, the Fund may also compute total return for its Class A shares without deduction of the sales load in which case the same formula noted above will be used but the entire amount of the $1,000 initial payment will be assumed to have been invested. If the sales charge applicable to Class A shares were reflected, it would reduce the performance quoted for that class.

     The average annual total return quotations for Class A shares as of March 31, 1999, which is the most recent balance sheet included in this SAI, for the periods shown were as follows:

                                                      With            Without
                                                   Sales Load        Sales Load
                                                    Deducted          Deducted

One-year period from April 1, 1998 to
     March 31, 1999:                                   1.65%             6.17%

Five-year period from April 1, 1994 to
     March 31, 1999:                                   7.74%             8.68%

Ten-year period from April 1, 1989 to
     March 31, 1999:                                   8.61%             9.08%

     Prior to January 30, 1996, the Fund offered only one class of shares to the public. Shares outstanding on that date were designated as Class A shares. Since that date, Class Y shares of the Fund have been available to certain institutional investors.

     No total return information is provided for Class B, Class C or Class Y shares since Class B and Class C had not commenced operations, and Class Y did not have a full year of operations, as of March 31, 1999.

     The Fund may also quote unaveraged or cumulative total return for a class which reflects the change in value of an investment in that class over a stated period of time. Cumulative total returns will be calculated according to the formula indicated above but without averaging the rate for the number of years in the period.

Yield

     Yield refers to the income generated by an investment in the Fund over a given period of time. A yield quoted for a class of the Fund is computed by dividing the net investment income per share of that class earned during the period for which the yield is shown by the maximum offering price per share of that class on the last day of that period according to the following formula:

    Yield =       2((((a - b)/cd)+1) 6  -1)

Where with respect to a particular class of the Fund:

              a =  dividends and interest earned during the period.
              b = expenses accrued for the period (net of reimbursements). c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
              d = the maximum offering price per share of the class on the last day of the period.

     The yield for Class A shares of the Fund computed according to the formula for the 30-day period ended on March 31, 1999, the date of the most recent balance sheet included in this SAI, is

4.80%. The yield for Class Y shares of the Fund for the 30-day period ended on March 31, 1999 is 5.26%.

     The Fund may also advertise or include in sales material its tax-equivalent yield, which is calculated by applying the stated income tax rate to only the net investment income exempt from taxation according to a standard formula which provides for computation of tax-equivalent yield by dividing that portion of the Fund's yield which is tax exempt by one minus a stated income tax rate and adding the product to that portion, if any, of the yield of the Fund that is not tax-exempt.

     The tax-equivalent yield for Class A shares computed according to the formula for the 30-day period ended on March 31, 1999, the date of the most recent balance sheet included in this SAI, is 5.62%, 6.61%, 6.90%, 7.43% and 7.86% for marginal tax brackets of 15%, 28%, 31%, 36% and 39.6%, respectively. The tax-equivalent yield for Class Y shares for the 30-day period ended on March 31, 1999 is 6.17%, 7.26%, 7.57%, 8.15% and 8.63% for marginal tax brackets of
15%, 28%, 31%, 36% and 39.6%, respectively.

     No yield information is provided for Class B or Class C, since neither had commenced operations as of March 31, 1999.

     Change in yields primarily reflect different interest rates received by the Fund as its portfolio securities change. Yield is also affected by portfolio quality, portfolio maturity, type of securities held and operating expenses of the applicable class.

Performance Rankings

     Waddell & Reed, Inc. or the Fund also may from time to time publish in advertisements or sales material performance rankings as published by recognized independent mutual fund statistical services such as Lipper Analytical Services, Inc., or by publications of general interest such as Forbes, Money, The Wall Street Journal, Business Week, Barron's, Fortune or Morningstar Mutual Fund Values. Each class of the Fund may also compare its performance to that of other selected mutual funds or selected recognized market indicators such as the Standard & Poor's 500 Composite Stock Price Index and the Dow Jones Industrial Average. Performance information may be quoted numerically or presented in a table, graph or other illustration. In connection with a ranking, the Fund may provide additional information, such as the particular category to which it related, the number of funds in the category, the criteria upon which the ranking is based, and the effect of sales charges, fee waivers and/or expense reimbursements.

     All performance information that the Fund advertises or includes in sales material is historical in nature and is not intended to represent or guarantee future results. The value of the Fund's shares when redeemed may be more or less than their original cost.

                  INVESTMENT STRATEGIES, POLICIES AND PRACTICES

     This SAI supplements the information contained in the Prospectus and contains more detailed information about the investment strategies and policies the Fund's investment manager, Waddell & Reed Investment Management Company ("WRIMCO"), may employ and the types of instruments in which the Fund may invest, in pursuit of the Fund's goal. A summary of the risks associated with these instrument types and investment practices is included as well.

     WRIMCO might not buy all of these instruments or use all of these techniques, or use them to the full extent permitted by the Fund's investment policies and restrictions. WRIMCO buys an instrument or uses a technique only if it believes that doing so will help the Fund achieve its goal. See "Investment Restrictions" for a listing of the fundamental and non-fundamental (e.g., operating) investment restrictions and policies of the Fund.

     Municipal Bonds

     Municipal bonds are issued by a wide range of state and local governments, agencies and authorities for various public purposes. The two main kinds of municipal bonds are "general obligation" bonds and "revenue" bonds. For "general obligation" bonds, the issuer has pledged its full faith, credit and taxing power for the payment of principal and interest. "Revenue" bonds are payable only from specific sources; these may include revenues from a particular facility or class of facilities or special tax or other revenue source.

     A special class of municipal bonds issued by state and local government authorities and agencies are industrial development bonds ("IDBs"). The Fund may purchase IDBs only if the interest on them is free from Federal income taxation, although such interest is an item of tax preference for purposes of the Federal alternative minimum tax. In general, IDBs are revenue bonds and are issued by or on behalf of public authorities to obtain funds to finance privately operated facilities for business and manufacturing, sports and pollution control. IDBs are also used to finance public facilities such as airports or mass transit systems. The credit quality of IDBs is usually directly related to the credit standing of the user of the facilities being financed. The Fund may invest an unlimited percentage of its assets in municipal bonds that are IDBs.

     Municipal leases and participation interests therein are another type of municipal bond (collectively, "lease obligations"). These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a variety of equipment and facilities. The factors to be considered in determining whether or not any rated municipal lease obligations are liquid include (i) the frequency of trades and quotes for the obligations; (ii) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (iii) the willingness of dealers to undertake to make a market in the securities; (iv) the nature of marketplace trades, including the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer; (v) the likelihood that the marketability of the obligation will be maintained through the time the instrument is held; (vi) the credit quality of the issuer and the lessee; and (vii) the essentiality to the lessee of the property covered by the lease. Unrated municipal lease obligations are considered illiquid.

     The Fund has not held and does not intend to hold municipal lease obligations directly as a lessor of the property, but may from time to time purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the Fund a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation. Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt, including voter referenda, interest rate limits or public sale requirements. Leases, installment purchases or conditional sale contracts have evolved as a means for governmental issuers to acquire property and equipment without being required to meet these constitutional and statutory requirements. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. In determining the liquidity of a municipal lease obligation, WRIMCO will differentiate between direct interests in municipal leases and municipal lease-backed securities, the latter of which may take the form of a lease-backed revenue bond, a tax-exempt asset-backed security or any other investment structure using a municipal lease-purchased agreement as its base. See "Asset-Backed Securities." While the former may present liquidity issues, the latter are based on a well established method of securing payment of a municipal lease obligation.

     WRIMCO and the Fund rely on the opinion of bond counsel for the issuer in determining whether obligations are municipal bonds. If a court holds that an obligation held by the Fund is not a municipal bond (i.e., that the interest thereon is taxable), the Fund will sell the obligation as soon as possible, but it might incur a loss upon such sale.

     Municipal bonds vary widely as to their interest rates, degree of security and maturity. Bonds are selected on the basis of quality, yield and diversification. Factors that affect the yield on municipal bonds include general money market conditions, municipal bond market conditions, the size of a particular offering, the maturity of the obligation and the nature of the issue. Lower-rated bonds usually, but not always, have higher yields than similar but higher-rated bonds.

     Medium- or lower-rated municipal securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is very limited. This factor may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets.

     Lower-quality debt securities are considered to be speculative and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. The market prices of these securities may fluctuate more than high-quality securities and may decline significantly in periods of general economic difficulty. The market for lower-rated debt securities may be thinner and less active than that for higher-rated debt securities, which can adversely affect the prices at which the former are sold. Adverse publicity and changing investor perceptions may decrease the values and liquidity of lower-rated debt securities, especially in a thinly traded market. Valuation becomes more difficult and judgment plays a greater role in valuing lower-rated debt securities than with respect to securities for which more external sources of quotations and last sale information are available. Since the risk of default is higher for lower-rated debt securities, WRIMCO's research and credit analysis are an especially important part of managing securities of this type held by the Fund. WRIMCO continuously monitors the issuers of lower-rated debt securities in the Fund's portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. The Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the Fund's shareholders.

     While credit ratings are only one factor WRIMCO relies on in evaluating high-yield debt securities, certain risks are associated with credit ratings. Credit ratings evaluate the safety of principal and interest payments, not market value risk. Credit ratings for individual securities may change from time to time, and the Fund may retain a portfolio security whose rating has been changed. See Appendix A for a description of bond ratings.

     Risks of Certain Types of Municipal Bonds

     At any one time the Fund may have more than 25% of its assets in similar type projects in which low-quality municipal bonds are likely to be issued, including the following: electrical utilities, steel, health care and life care facilities and small industries. A substantial amount of the assets of the Fund may therefore be invested in securities that are related in such a way that an economic, business or political development or change affecting one such security would likewise affect the other securities. For example, a declining market for health care facilities might adversely affect the ability of municipalities to make timely payments of principal and interest on revenue bonds to be paid from hospital revenues. The Fund could also have more than 25% of its assets invested in issuers in the same geographic area, but will not have more than 25% of its assets in securities of issuers located in any one state.

     Many of the low-quality municipal bonds in which the Fund seeks to invest will be IDBs. It is likely that more than 25% of the Fund's assets will be invested in IDBs. As discussed above under "Municipal Bonds," the entity responsible for payment of the principal and interest on IDBs is usually the nongovernmental user of the facility being financed by the bond issue. Consequently, to the extent the Fund invests up to 25% of its assets in bonds issued by entities in any one industry, it will be subject to the risks inherent in the industry to which the issuer belongs.

     For example, a hospital's gross receipts and net income available to service its debt are influenced by demand for hospital services, the ability of the hospital to provide the services required, management and medical capabilities, economic developments in the service area, efforts by insurers and government agencies to limit rates and expenses, confidence in the hospital, service area economic developments, competition, availability and expense of malpractice insurance, Medicaid and Medicare funding, and possible Federal legislation limiting the rates of increase of hospital charges. Significant events impacting the hospital industry in any one of these areas might adversely affect the industry's ability to service its debt or to pay principal when due.

     Life care facilities are an alternative form of long-term housing for the elderly. They are subject to a wide variety of risks. Primarily, the projects must maintain adequate occupancy levels to be able to provide revenues adequate to maintain debt service payments. Moreover, since a portion of housing, medical care and other services may be financed by an initial deposit it is important that the facility maintain adequate financial reserves to secure estimated actuarial liabilities. The ability of management to accurately forecast inflationary cost pressures weighs importantly in the process. The facilities may also be impacted by regulatory cost restrictions applied to health care delivery in general, particularly state regulations or changes in Medicare and Medicaid payments or qualifications, or restrictions imposed by medical insurance companies. They may also face competition from alternative health care or conventional housing facilities in the private or public sector.

     Certain problems facing the generating industry in general may or may not affect its ability to meet obligations on bonds. These problems include the effects of (i) inflation on financing large construction programs, (ii) cost increases and delays arising out of environmental considerations, (iii) limitations of available capital on the ability to issue additional debt, (iv) the effect of shortages and high prices of fuel on operations and profits, and
(v) the effect of energy conservation on sales. Problems of these types generally affect the values of and the dividends paid on utility common stocks rather than the ability to pay bond obligations.

     Pollution control and other IDBs are issued by various state and local agencies to finance various projects, including those of domestic steel producers, and are secured solely by agreements with such companies. Domestic steel companies are suffering the consequences of such adverse trends as high labor costs, high foreign imports encouraged by foreign productivity increases and a strong U.S. dollar, and other cost pressures such as are imposed by antipollution legislation. Domestic steel capacity is being reduced currently by large-scale plant closings.

     When-Issued and Delayed-Delivery Transactions

     The Fund may purchase municipal bonds on a when-issued or delayed-delivery basis or sell them on a delayed-delivery basis. In either case, payment and delivery for the bonds take place at a future date. The bonds so purchased or sold by the Fund are subject to market fluctuation; their value may be less or more when delivered than the purchase price paid or received. When purchasing bonds on a when-issued or delayed-delivery basis, the Fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. No interest accrues to the Fund until delivery and payment is completed. When the Fund makes a commitment to purchase municipal bonds on a when-issued or delayed-delivery basis, it will record the transaction and thereafter reflect the value of the bonds in determining its net asset value per share. When the Fund sells a municipal bond on a delayed-delivery basis, the Fund does not participate in further gains or losses with respect to the bond. When the Fund makes a commitment to sell municipal bonds on a delayed basis, it will record the transaction and thereafter value the bonds at the sales price in determining the Fund's net asset value per share. If the other party to a delayed-delivery transaction fails to deliver or pay for the bonds, the Fund could miss a favorable price or yield opportunity, or could suffer a loss.

     Ordinarily the Fund purchases municipal bonds on a when-issued or delayed-delivery basis with the intention of actually taking delivery of the bonds. However, before the bonds are delivered to the Fund and before it has paid for them (the "settlement date"), the Fund could sell the bonds if WRIMCO decided it was advisable to do so for investment reasons. The Fund will hold aside or segregate cash or other securities, other than those purchased on a when-issued or delayed-delivery basis, at least equal to the amount it will have to pay on the settlement date; these other securities may, however, be sold at or before the settlement date to pay the purchase price of the when-issued or delayed-delivery bonds.

     Limited Investment in Other Debt Securities

     All of the Fund's invested assets, other than cash or receivables, must be invested in municipal bonds, except that a limited amount of assets may be invested in specified debt securities that are referred to in the Prospectus as taxable obligations and in repurchase agreements and certain derivative instruments (see discussion below). Under normal conditions, the Fund may invest in taxable obligations only if, after any such investment, not more than 20% of its assets would consist of taxable obligations. However, as a temporary defensive measure, the Fund may invest up to all of its assets in taxable obligations. The only taxable obligations that the Fund may purchase are (i) obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities ("U.S. Government securities"), (ii) bank obligations of domestic banks or savings and loan associations that are subject to regulation by the U.S. Government (which obligations may include certificates of deposit, letters of credit and acceptances), and (iii) commercial paper. The taxable commercial paper the Fund may buy must, at the time of purchase, be rated at least A by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), or Moody's Investors Service, Inc. ("MIS"). See Appendix A for a description of these ratings.

     U.S. Government Securities

     U.S. Government securities are high quality debt instruments issued or guaranteed as to principal or interest by the U.S. Treasury or an agency or instrumentality of the U.S. Government. These securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years). All such Treasury securities are backed by the full faith and credit of the United States.

     U.S. Government agencies and instrumentalities that issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Fannie Mae (formerly, the Federal National Mortgage Association), Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("Ginnie

Mae"), General Services Administration, Central Bank for Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation ("Freddie Mac"), Farm Credit Banks, Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation, and the Student Loan Marketing Association.

     Securities issued or guaranteed by U.S. Government agencies and instrumentalities are not always supported by the full faith and credit of the United States. Some, such as securities issued by the Federal Home Loan Banks, are backed by the right of the agency or instrumentality to borrow from the Treasury. Others, such as securities issued by Fannie Mae, are supported only by the credit of the instrumentality and by a pool of mortgage assets. If the securities are not backed by the full faith and credit of the United States, the owner of the securities must look principally to the agency issuing the obligation for repayment and may not be able to assert a claim against the United States in the event that the agency or instrumentality does not meet its commitment.

     U.S. Government securities may include mortgage-backed securities issued by U.S. Government agencies or instrumentalities including, but not limited to, Ginnie Mae, Freddie Mac and Fannie Mae. These mortgage-backed securities include pass-through securities, participation certificates and collateralized mortgage obligations. See "Mortgage-Backed Securities" and "Asset-Backed Securities." Timely payment of principal and interest on Ginnie Mae pass-throughs is guaranteed by the full faith and credit of the United States. Freddie Mac and Fannie Mae are both instrumentalities of the U.S. Government, but their obligations are not backed by the full faith and credit of the United States. It is possible that the availability and the marketability (i.e., liquidity) of the securities discussed in this section could be adversely affected by actions of the U.S. Government to tighten the availability of its credit.

     Money Market Instruments

     Money market instruments are high-quality, short-term debt instruments that present minimal credit risk. They may include U.S. Government securities, commercial paper and other short-term corporate obligations, and certificates of deposit and other financial institution obligations. These instruments may carry fixed or variable interest rates.

     Zero Coupon Securities

     Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or that specify a future date when the securities begin to pay current interest; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon securities do not pay current income, their prices can be very volatile when interest rates change and generally are subject to greater price fluctuations in response to changing interest rates than prices of comparable maturities that make current distributions of interest in cash.

     The Fund may invest in zero coupon securities that are zero coupon bonds of municipal and corporate issuers, "stripped" U.S. Treasury notes and bonds, and other securities that are issued with original issue discount ("OID"). The Federal tax law requires that a holder of a security with OID accrue a ratable portion of the OID on the security as income each year, even though the holder may receive no interest payment on the security during the year. Accordingly, although the Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will have current income attributable to those securities and includable in the dividends paid to its shareholders. Those dividends will be paid from the Fund's cash assets or by liquidation of portfolio securities, if necessary, at a time when the Fund otherwise might not have done so.

     A broker-dealer creates a derivative zero by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.

     The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury security and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation (FICO) can also be separated in this fashion. Original issue zeros are zero coupon securities originally issued by the U.S. Government, a government agency, or a corporation in zero coupon form.

     Mortgage-Backed and Asset-Backed Securities

     Mortgage-Backed Securities. Mortgage-backed securities represent direct or indirect participations in, or are secured by and payable from, mortgage loans secured by real property and include single- and multi-class pass-through securities and collateralized mortgage obligations. Multi-class pass-through securities and collateralized mortgage obligations are collectively referred to in this SAI as "CMOs." Some CMOs are directly supported by other CMOs, which in turn are supported by mortgage pools. Investors typically receive payments out of the interest and principal on the underlying mortgages. The portions of the payments that investors receive, as well as the priority of their rights to receive payments, are determined by the specific terms of the CMO class.

     The U.S. Government mortgage-backed securities in which the Fund may invest include mortgage-backed securities issued or guaranteed as to the payment of principal and interest (but not as to market value) by Ginnie Mae, Fannie Mae or Freddie Mac. Other mortgage-backed securities are issued by private issuers, generally originators of and investors in mortgage loans, including savings associations, mortgage bankers, commercial banks, investment bankers and special purpose entities. Payments of principal and interest (but not the market value) of such private mortgage-backed securities may be supported by pools of mortgage loans or other mortgage-backed securities that are guaranteed, directly or indirectly, by the U.S. Government or one of its agencies or instrumentalities, or they may be issued without any government guarantee of the underlying mortgage assets but with some form of non-government credit enhancement. These credit enhancements do not protect investors from changes in market value.

     The Fund may purchase mortgage-backed securities issued by both government and non-government entities, such as banks, mortgage lenders, or other financial institutions, as long as WRIMCO determines that it is consistent with the Fund's goal and investment policies. Other types of mortgage-backed securities will likely be developed in the future, and the Fund may invest in them if WRIMCO determines they are consistent with the Fund's goal and investment policies.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities are created when a U.S. Government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security.

     For example, interest-only ("IO") classes are entitled to receive all or a portion of the interest, but none (or only a nominal amount) of the principal payments, from the underlying mortgage assets. If the mortgage assets underlying an IO experience greater than anticipated principal prepayments, then the total amount of interest allocable to the IO class, and therefore the yield to investors, generally will be reduced. In some instances, an investor in an IO may fail to recoup all of the investor's initial investment, even if the security is government guaranteed or considered to be of the highest quality. Conversely, principal-only ("PO") classes are entitled to receive all or a portion of the principal payments, but none of the interest, from the underlying mortgage assets. PO classes are purchased at substantial discounts from par, and the yield to investors will be reduced if principal payments are slower than expected. IOs, POs and other CMOs involve special risks, and evaluating them requires special knowledge.

     Asset-Backed Securities. Asset-backed securities have structural characteristics similar to mortgage-backed securities, as discussed above. However, the underlying assets are not first lien mortgage loans or interests therein, but include assets such as motor vehicle installment sales contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property and receivables from revolving credit (credit card) agreements. Such assets are securitized through the use of trusts or special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to a certain amount and for a certain time period by a letter of credit or pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement.

     Special Characteristics of Mortgage-Back and Asset-Backed Securities. The yield characteristics of mortgage-backed and asset-backed securities differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans or other obligations generally may be prepaid at any time. Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed-rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Similar factors apply to prepayments on asset-backed securities, but the receivables underlying asset-backed securities generally are of a shorter maturity and thus are likely to experience substantial prepayments. Such securities, however, often provide that for a specified time period the issuers will replace receivables in the pool that are repaid with comparable obligations. If the issuer is unable to do so, repayment of principal on the asset-backed securities may commence at an earlier date.

     The rate of interest on mortgage-backed securities is lower than the interest rates paid on the mortgages included in the underlying pool due to the annual fees paid to the servicer of the mortgage pool for passing through monthly payments to certificateholders and to any guarantor, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the mortgage-backed securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer makes the payments on the mortgage-backed securities, and this delay reduces the effective yield to the holder of such securities.

     Yields on pass-through securities are typically quoted by investment dealers and vendors based on the maturity of the underlying instruments and the associated average life assumption. The average life of pass-through pools varies with the maturities of the underlying mortgage loans. A pool's term may be shortened by unscheduled or early payments of principal on the underlying mortgages. Because prepayment rates of individual pools vary widely, it is not possible to predict accurately the average life of a particular pool. In the past, a common industry practice has been to assume that prepayments on pools of fixed rate 30-year mortgages would result in a 12-year average life for the pool. At present, mortgage pools, particularly those with loans with other maturities or different characteristics, are priced on an assumption of average life determined for each pool. In periods of declining interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of a pool of mortgage-related securities. Conversely, in periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the pool. Changes in the rate or "speed" of these payments can cause the value of the mortgage-backed securities to fluctuate rapidly. However, these effects may not be present, or may differ in degree, if the mortgage loans in the pools have adjustable interest rates or other special payment terms, such as a prepayment charge. Actual prepayment experience may cause the yield of mortgage-backed securities to differ from the assumed average life yield.

     The market for privately issued mortgage-backed and asset-backed securities is smaller and less liquid than the market for U.S. Government mortgage-backed securities. CMO classes may be specifically structured in a manner that provides any of a wide variety of investment characteristics, such as yield, effective maturity and interest rate sensitivity. As market conditions change, however, and especially during periods of rapid or unanticipated changes in market interest rates, the attractiveness of some CMO classes and the ability of the structure to provide the anticipated investment characteristics may be reduced. These changes can result in volatility in the market value and in some instances reduced liquidity of the CMO class.

     Variable or Floating Rate Instruments

     Variable or floating rate instruments (including notes purchased directly from issuers) bear variable or floating interest rates and may carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries on dates prior to their stated maturities. Floating rate securities have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.

     Indexed Securities

     The Fund may purchase securities the value of which varies in relation to the value of other securities, securities indices or other financial indicators, subject to its operating policy regarding derivative instruments. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. The performance of indexed securities depends to a great extent on the performance of the security or other instrument to which they are indexed and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security and their values may decline substantially if the issuer's creditworthiness deteriorates. Indexed securities may be more volatile than the underlying investments.

     Recent issuers of indexed securities have included banks, corporations, and certain U.S. Government agencies. Certain indexed securities that are not traded on an established market may be deemed illiquid.

     Restricted Securities

     Restricted securities are securities that are subject to legal or contractual restrictions on resale. However, restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, as amended, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

     There are risks associated with investment in restricted securities in that there can be no assurance of a ready market for resale. Also, the contractual restrictions on resale might prevent the Fund from reselling the securities at a time when such sale would be desirable. Restricted securities in which the Fund seeks to invest need not be listed or admitted to trading on a foreign or domestic exchange and may be less liquid than listed securities. Certain restricted securities, e.g., Rule 144A securities, may be determined to be liquid in accordance with guidelines adopted by the Board of Directors. See "Illiquid Investments" below.

     Investment Company Securities

     The Fund may purchase securities of closed-end investment companies. As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company's expenses, which could result in duplication of certain fees, including management and administrative fees.

     Illiquid Investments

     Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Investments currently considered to be illiquid include:

     (i)  repurchase agreements not terminable within seven days;

     (ii) bank deposits, unless they are payable at principal plus accrued interest on demand or within seven days after demand;

    (iii) securities for which market quotations are not readily available;

     (iv) restricted securities not determined to be liquid pursuant to guidelines established by the Fund's Board of Directors;

     (v)  securities involved in swap, cap, collar and floor transactions;

     (vi) non-government stripped fixed-rate mortgage-backed securities; and

    (vii) over-the-counter ("OTC") options and their underlying collateral.

     The assets used as cover for OTC options written by the Fund will be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option.

     If through a change in values, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

     Repurchase Agreements

     The Fund may purchase securities subject to repurchase agreements. The Fund will not enter into a repurchase transaction that will cause more than 10% of its net assets to be invested in illiquid investments, which include repurchase agreements not terminable within seven days. See "Illiquid Investments." A repurchase agreement is an instrument under which the Fund purchases a security and the seller (normally a commercial bank or broker-dealer) agrees, at the time of purchase, that it will repurchase the security at a specified time and price. The amount by which the resale price is greater than the purchase price reflects an agreed-upon market interest rate effective for the period of the agreement. The return on the securities subject to the repurchase agreement may be more or less than the return on the repurchase agreement.

     The majority of the repurchase agreements in which the Fund would engage are overnight transactions, and the delivery pursuant to the resale typically will occur within one to five days of the purchase. The primary risk is that the Fund may suffer a loss if the seller fails to pay the agreed-upon amount on the delivery date and that amount is greater than the resale price of the underlying securities and other collateral held by the Fund. In the event of bankruptcy or other default by the seller, there may be possible delays and expenses in liquidating the underlying securities or other collateral, decline in their value and loss of interest. The return on such collateral may be more or less than that from the repurchase agreement. The Fund's repurchase agreements will be structured so as to fully collateralize the loans. In other words, the value of the underlying securities, which will be held by the Fund's custodian bank or by a third party that qualifies as a custodian under Section 17(f) of the Investment Company Act of 1940, as amended (the "1940 Act"), is and, during the entire term of the agreement, will remain at least equal to the value of the loan, including the accrued interest earned thereon. Repurchase agreements are entered into only with those entities approved by WRIMCO on the basis of criteria established by the Fund's Board of Directors.

     Options, Futures and Other Strategies

     General. WRIMCO may use certain options, futures contracts (sometimes referred to as "futures"), options on futures contracts, swaps, caps, collars, floors, indexed securities and other derivative instruments (collectively, "Financial Instruments") to attempt to (i) enhance income or yield, (ii) hedge the Fund's investments, or (iii) manage other risks of the Fund's investments that can affect fluctuation in its net asset value.

     Generally, the Fund may purchase and sell any type of Financial Instrument. However, as an operating policy, the Fund will only purchase or sell a particular Financial Instrument if the Fund is authorized to invest in the type of asset by which the return on, or value of, the Financial Instrument is primarily measured.

     Hedging strategies can be broadly categorized as "short hedges" and "long hedges." A short hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential declines in the value of one or more investments held in the Fund's portfolio. Thus, in a short hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the opposite direction of the price of the investment being hedged.

     Conversely, a long hedge is a purchase or sale of a Financial Instrument intended partially or fully to offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. Thus, in a long hedge, the Fund takes a position in a Financial Instrument whose price is expected to move in the same direction as the price of the prospective investment being hedged. A long hedge is sometimes referred to as an anticipatory hedge. In an anticipatory hedge transaction, the Fund does not own a corresponding security and, therefore, the transaction does not relate to a security the Fund owns. Rather, it relates to a security that the Fund intends to acquire. If the Fund does not complete the hedge by purchasing the security it anticipated purchasing, the effect on the Fund's portfolio is the same as if the transaction were entered into for speculative purposes.

     Financial Instruments on securities generally are used to attempt to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Financial Instruments on indices, in contrast, generally are used to attempt to hedge against price movements in market sectors in which the Fund has invested or expects to invest. Financial Instruments on debt securities may be used to hedge either individual securities or broad debt market sectors.

     The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission (the "SEC"), the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the "CFTC"). In addition, the Fund's ability to use Financial Instruments may be limited by tax considerations. See "Taxes."

     In addition to the instruments, strategies and risks described below, WRIMCO expects to discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as WRIMCO develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. WRIMCO may utilize these opportunities to the extent that they are consistent with the Fund's goal and permitted by the Fund's investment limitations and applicable regulatory authorities.

The Fund might not use any of these strategies, and there can be no assurance that any strategy used will succeed. The Fund's Prospectus or SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

     Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. In general, these techniques may increase the volatility of the Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. Risks pertaining to particular Financial Instruments are described in the sections that follow.

     (1) Successful use of most Financial Instruments depends upon WRIMCO's ability to predict movements of the overall securities and interest rate markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular strategy will succeed, and use of Financial Instruments could result in a loss, regardless of whether the intent was to reduce risk or increase return.

     (2) There might be imperfect correlation, or even no correlation, between price movements of a Financial Instrument and price movements of the investments being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment, the hedge would not be fully successful. Such a lack of correlation might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which Financial Instruments are traded. The effectiveness of hedges using Financial Instruments on indices will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

     Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match the Fund's current or anticipated investments exactly. The Fund may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which it typically invests, which involves a risk that the options or futures position will not track the performance of the Fund's other investments.

     Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match the Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in the Fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.

     (3) If successful, the above-discussed strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if the Fund entered into a short hedge because WRIMCO projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase might be wholly or partially offset by a decline in the price of the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss. In either such case, the Fund would have been in a better position had it not attempted to hedge at all.

     (4) As described below, the Fund might be required to maintain assets as "cover," maintain accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

     (5) The Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction ("counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

     Cover. Transactions using Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either
(1) an offsetting ("covered") position in securities or other options or futures contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian in the prescribed amount as determined daily.

     Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund's assets to cover or accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options. A call option gives the purchaser the right to buy, and obligates the writer to sell, the underlying investment at the agreed-upon price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy, the underlying investment at the agreed-upon price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract.

     The purchase of call options can serve as a long hedge, and the purchase of put options can serve as a short hedge. Writing put or call options can enable the Fund to enhance income or yield by reason of the premiums paid by the purchasers of such options. However, if the market price of the security underlying a put option declines to less than the exercise price of the option, minus the premium received, the Fund would expect to suffer a loss.

     Writing call options can serve as a limited short hedge, because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and the Fund will be obligated to sell the security at less than its market value. If the call option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     Writing put options can serve as a limited long hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

If the put option is an OTC option, the securities or other assets used as cover would be considered illiquid to the extent described under "Illiquid Investments."

     The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the historical price volatility of the underlying investment and general market conditions. Options that expire unexercised have no value.

     The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

     A type of put that the Fund may purchase is an "optional delivery standby commitment," which is entered into by parties selling debt securities to the Fund. An optional delivery standby commitment gives the Fund the right to sell the security back to the seller on specified terms. This right is provided as an inducement to purchase the security.

     Risks of Options on Securities. Options offer large amounts of leverage, which will result in the Fund's net asset value being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     The Fund's ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

     If the Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

     Options on Indices. Puts and calls on indices are similar to puts and calls on securities or futures contracts except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive from the Fund an amount of cash if the closing level of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put, upon the Fund's exercise of the put, to deliver to the Fund an amount of cash if the closing level of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing level of the index and the exercise price times the multiplier if the closing level is less than the exercise price.

     Risks of Options on Indices. The risks of investment in options on indices may be greater than options on securities. Because index options are settled in cash, when the Fund writes a call on an index it cannot provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. The Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, the Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

     Even if the Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the Fund as the call writer will not learn that the Fund has been assigned until the next business day at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a debt security, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds securities that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those securities against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date. By the time it learns that it has been assigned, the index may have declined, with a corresponding decline in the value of its portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding securities positions.

     If the Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

     OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

     Futures Contracts and Options on Futures Contracts. The purchase of futures contracts or call options on futures contracts can serve as a long hedge, and the sale of futures contracts or the purchase of put options on futures contracts can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indices. Similarly, writing put options on futures contracts can serve as a limited long hedge. Futures contracts and options on futures contracts can also be purchased and sold to attempt to enhance income or yield.

     In addition, futures strategies can be used to manage the average duration of the Fund's fixed-income portfolio. If WRIMCO wishes to shorten the average duration of the Fund's fixed-income portfolio, the Fund may sell a debt futures contract or a call option thereon, or purchase a put option on that futures contract. If WRIMCO wishes to lengthen the average duration of the Fund's fixed-income portfolio, the Fund may buy a debt futures contract or a call option thereon, or sell a put option thereon.

     No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract the Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures position varies, a process known as "marking-to-market." Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund's obligations to or from a futures broker. When the Fund purchases an option on a future, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

     Purchasers and sellers of futures contracts and options on futures contracts can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures contracts and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the futures contract or option or to maintain cash or liquid assets in an account.

     Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures market), due to the differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate or debt market trends by WRIMCO may still not result in a successful transaction. WRIMCO may be incorrect in its expectations as to the extent of various interest rate or debt market movements or the time span within which the movements take place.

     Index Futures. The risk of imperfect correlation between movements in the price of an index future and movements in the price of the securities that are the subject of the hedge increases as the composition of the Fund's portfolio diverges from the securities included in the applicable index. The price of the index futures may move more than or less than the price of the securities being hedged. If the price of the index future moves less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the securities being hedged and movements in the price of the index futures, the Fund may buy or sell index futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities being hedged is more than the historical volatility of the prices of the securities included in the index. It is also possible that, where the Fund has sold index futures contracts to hedge against decline in the market, the market may advance and the value of the securities held in the portfolio may decline. If this occurred, the Fund would lose money on the futures contract and also experience a decline in value of its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio of securities will tend to move in the same direction as the market indices on which the futures contracts are based.

     Where index futures are purchased to hedge against a possible increase in the price of securities before the Fund is able to invest in them in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in them at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

     To the extent that the Fund enters into futures contracts or options on futures contracts, in each case other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish those positions (excluding the amount by which options are "in-the-money" at the time of purchase) will not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. (In general, a call option on a futures contract is "in-the-money" if the value of the underlying futures contract exceeds the strike, i.e., exercise, price of the call; a put option on a futures contract is "in-the-money" if the value of the underlying futures contract is exceeded by the strike price of the put.) This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts and options on futures contracts.

     Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures contracts, to adjust the risk and return characteristics of its overall position. For example, the Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

     Turnover. The Fund's options and futures activities may affect its turnover rate and brokerage commission payments. The exercise of calls or puts written by the Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once the Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by the Fund may also cause the sale of related investments, also increasing turnover; although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. The Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

     Swaps, Caps, Collars and Floors. The Fund may enter into swaps, caps, collars and floors to preserve a return or a spread on a particular investment or portion of its portfolio, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date or to attempt to enhance yield. Swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed-rate payments. The purchase of a cap entitles the purchaser, to the extent that a specified index exceeds a predetermined value, to receive payments on a notional principal amount from the party selling the cap. The purchase of a floor entitles the purchaser, to the extent that a specified index falls below a predetermined value, to receive payments on a notional principal amount from the party selling the floor. A collar combines elements of buying a cap and selling a floor.

     Swap agreements, including caps, collars and floors, can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield because, and to the extent, these agreements affect the Fund's exposure to long- or short-term interest rates, mortgage-backed security values, corporate borrowing rates or other factors such as security prices or inflation rates.

     Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. Caps and floors have an effect similar to buying or writing options.

     The creditworthiness of firms with which the Fund enters into swaps, caps or floors will be monitored by WRIMCO. If a firm's creditworthiness declines, the value of the agreement would be likely to decline, potentially resulting in losses. If a default occurs by the other party to such transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

     The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in an account with the Fund's custodian that satisfies the requirements of the 1940 Act. The Fund will also establish and maintain such account with respect to its total obligations under any swaps that are not entered into on a net basis and with respect to any caps or floors that are written by the Fund. WRIMCO and the Fund believe that such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions. The Fund understands that the position of the SEC is that assets involved in swap transactions are illiquid and are, therefore, subject to the limitations on investing in illiquid securities.

     Borrowing

     The Fund may borrow money, but only from banks and for emergency or extraordinary purposes. If the Fund does borrow, its share price may be subject to greater fluctuation until the borrowing is paid off.

Investment Restrictions and Limitations

     Certain of the Fund's investment restrictions, policies and other limitations are described in the Prospectus and this SAI. The following are the Fund's fundamental investment limitations set forth in their entirety, which, like the Fund's goal and types of securities in which the Fund may invest, cannot be changed without shareholder approval. For this purpose, shareholder approval means the approval, at a meeting of Fund shareholders, by the lesser of
(1) the holders of 67% or more of the Fund's shares represented at the meeting, if more than 50% of the Fund's outstanding shares are present in person or by proxy or (2) more than 50% of the Fund's outstanding shares. The Fund may not:

     (i) Make any investments other than in municipal bonds and in the taxable obligations, options, futures contracts and other financial instruments described in the Prospectus;

     (ii) Purchase any voting securities; purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments; or purchase any real estate or interests in real estate investment trusts;

    (iii) Lend money or other assets (neither purchasing debt securities and other obligations consistent with its goal and its other investment policies and restrictions or engaging in repurchase agreements is considered "lending");

     (iv) Borrow money except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, the Fund may borrow from banks up to 5% of the value of its total assets;

     (v) Invest for the purpose of exercising control or management of other companies;

     (vi) Sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (1) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments, (2) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (3) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, collars, floors and other financial instruments;

    (vii) Participate on a joint, or a joint and several basis, in any trading account in securities;

   (viii) Engage in the underwriting of securities;

     (ix) With respect to 75% of its total assets, purchase securities of any one issuer (other than cash items and "Government securities" as defined in the 1940 Act), if immediately after and as a result of such purchase, the value of the holdings of the Fund in the securities of such issuer exceeds 5% of the value of the Fund's total assets;

     (x) Buy shares of other investment companies that redeem their shares. The Fund may buy shares of investment companies that do not redeem their shares if it does so in a regular transaction in the open market and then does not have more than one-tenth (i.e., 10%) of its total assets in these shares;

     (xi) Invest more than 25% of its assets in IDBs issued for any one industry or in any one state; or

    (xii) Issue senior securities.

     The following investment restrictions are not fundamental and may be changed by the Board of Directors without shareholder approval:

     (i) During normal market conditions, at least 75% of the Fund's assets will be invested in medium- and lower-quality municipal bonds, which are bonds rated BBB through D by S&P, or Baa through C by MIS, or, if unrated, are determined by WRIMCO to be of comparable quality. The Fund may invest in higher-quality municipal bonds, and have less than 75% of its assets in medium- and lower-quality municipal bonds, at times when yield spreads are narrow and the higher yields do not justify the increased risk and when, in WRIMCO's opinion, there is a lack of medium- and lower-quality issues in which to invest.

     (ii) The Fund may invest 25% or more of its assets in IDBs and may have 25% or more of its assets invested in securities the payment of principal and interest on which is derived from revenue of similar projects, or in municipal bonds of issuers located in the same geographic area.

    (iii) The Fund will not purchase an IDB if it would then have more than 5% of its assets invested in IDBs of companies with less than three years of continuous operation.

     (iv) The Fund may not purchase a security if, as a result, more than 10% of its net assets would consist of illiquid investments.

     The method of determining who is an issuer for purposes of the 5% limitation in fundamental restriction (ix) is non-fundamental. In particular, in applying this limitation:

     (a) For municipal bonds created by a particular government but backed only by the assets and revenues of a subdivision of that government, such as an agency, instrumentality, authority or other subdivision, the Fund considers such subdivision to be the issuer;

     (b) For IDBs, the nongovernmental user of facilities financed by them is considered a separate issuer; and

     (c) The Fund considers a guarantee of a municipal bond to be a separate security that would be given a value and included in the limitation if the value of all municipal bonds created by the guarantor and owned by the Fund exceeds 10% of the value of the Fund's total assets.

     An investment policy or limitation that states a maximum percentage of the Fund's assets that may be so invested or prescribes quality standards is typically applied immediately after, and based on, the Fund's acquisition of an asset. Accordingly, a subsequent change in the asset's value, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.

Portfolio Turnover

     A portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities for a year and dividing it by the monthly average of the market value of such securities during the year, excluding certain short-term securities. The Fund's turnover rate may vary greatly from year to year, as well as within a particular year, and may be affected by cash requirements for the redemption of its shares. The Fund's portfolio turnover rate for the fiscal years ended September 30, 1998 and 1997 was 35.16% and 19.47%, respectively.


                    INVESTMENT MANAGEMENT AND OTHER SERVICES

The Management Agreement

     The Fund has an Investment Management Agreement (the "Management Agreement") with Waddell & Reed, Inc. On January 8,

1992, subject to the authority of the Fund's Board of Directors, Waddell & Reed, Inc. assigned the Management Agreement and all related investment management duties (and related professional staff) to WRIMCO, a wholly owned subsidiary of Waddell & Reed, Inc. Under the Management Agreement, WRIMCO is employed to supervise the investments of the Fund and provide investment advice to the Fund. The address of WRIMCO and Waddell & Reed, Inc. is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217. Waddell & Reed, Inc. is the Fund's underwriter.

     The Management Agreement permits Waddell & Reed, Inc. or an affiliate of Waddell & Reed, Inc. to enter into a separate agreement for transfer agency services ("Shareholder Servicing Agreement") and a separate agreement for accounting services ("Accounting Services Agreement") with the Fund. The Management Agreement contains detailed provisions as to the matters to be considered by the Fund's Board of Directors prior to approving any Shareholder Servicing Agreement or Accounting Services Agreement.

Waddell & Reed Financial, Inc.

     WRIMCO is a wholly owned subsidiary of Waddell & Reed, Inc. Waddell & Reed, Inc. is a wholly owned subsidiary of Waddell & Reed Financial Services, Inc., a holding company. Waddell & Reed Financial Services, Inc. is a wholly owned subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217.

     Waddell & Reed, Inc. and its predecessors have served as investment manager to each of the registered investment companies in the United Group of Mutual Funds, except United Asset Strategy Fund, Inc., since 1940 or the company's inception date, whichever was later, and to Target/United Funds, Inc. since that fund's inception, until January 8, 1992, when it assigned its duties as investment manager for these funds (and the related professional staff) to WRIMCO. WRIMCO has also served as investment manager for Waddell & Reed Funds, Inc. since its inception in September 1992, and United Asset Strategy Fund, Inc. since it commenced operations in March 1995. Waddell & Reed, Inc. serves as principal underwriter for the investment companies in the United Group of Mutual Funds and Waddell & Reed Funds, Inc. and acts as principal underwriter and distributor for variable life insurance and variable annuity policies for which Target/United Funds, Inc. is the underlying investment vehicle.


Shareholder Services

     Under the Shareholder Servicing Agreement entered into between the Fund and Waddell & Reed Services Company (the "Agent"), a subsidiary of Waddell & Reed, Inc., the Agent performs shareholder servicing functions, including the maintenance of shareholder accounts, the issuance, transfer and redemption of shares, distribution of dividends and payment of redemptions, the furnishing of related information to the Fund and handling of shareholder inquiries. A new Shareholder Servicing Agreement, or amendments to the existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Accounting Services

     Under the Accounting Services Agreement entered into between the Fund and the Agent, the Agent provides the Fund with bookkeeping and accounting services and assistance, including maintenance of the Fund's records, pricing of the Fund's shares, and preparation of prospectuses for existing shareholders, proxy statements and certain reports. A new Accounting Services Agreement, or amendments to an existing one, may be approved by the Fund's Board of Directors without shareholder approval.

Payments by the Fund for Management, Accounting and Shareholder Services

     Under the Management Agreement, for WRIMCO's management services, the Fund pays WRIMCO a fee as described in the Prospectus.

     The management fees paid to WRIMCO for the fiscal years ended September 30, 1998, 1997 and 1996 were $2,461,306, $2,131,973 and $1,985,305, respectively.
The Fund accrues and pays this fee daily. For purposes of calculating the daily fee the Fund does not include money owed to it by Waddell & Reed, Inc. for shares which it has sold but not yet paid the Fund.

     Under the Shareholder Servicing Agreement, with respect to Class A, Class B and Class C shares, the Fund pays the Agent a monthly fee of $1.3125 for each shareholder account that was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution, of cash or shares, had a record date in that month. For Class Y shares, the Fund pays the Agent a monthly fee equal to one-twelfth of .15 of 1% of the average daily net assets of that class for the preceding month. The Fund also pays certain out-of-pocket expenses of the Agent, including long distance telephone communications costs, microfilm and storage costs for certain documents, forms, printing and mailing costs, and costs of legal and special services not provided by Waddell & Reed, Inc., WRIMCO or the Agent.

     Under the Accounting Services Agreement, the Fund pays the Agent a monthly fee of one-twelfth of the annual fee shown in the following table.

                             Accounting Services Fee

                  Average
               Net Asset Level                Annual Fee
          (all dollars in millions)      Rate for Each Level
          -------------------------      -------------------

            From $    0 to $   10              $      0
            From $   10 to $   25              $ 10,000
            From $   25 to $   50              $ 20,000
            From $   50 to $  100              $ 30,000
            From $  100 to $  200              $ 40,000
            From $  200 to $  350              $ 50,000
            From $  350 to $  550              $ 60,000
            From $  550 to $  750              $ 70,000
            From $  750 to $1,000              $ 85,000
                 $1,000 and Over               $100,000

     The fees paid to the Agent for the fiscal years ended September 30, 1998, 1997 and 1996 were $60,000, $60,000 and $60,000, respectively.

     Since the Fund pays a management fee for investment supervision and an accounting services fee for accounting services as discussed above, WRIMCO and the Agent, respectively, pay all of their own expenses in providing these services. Amounts paid by the Fund under the Shareholder Servicing Agreement are described above. Waddell & Reed, Inc. and affiliates pay the Fund's Directors and officers who are affiliated with WRIMCO and its affiliates. The Fund pays the fees and expenses of the Fund's other Directors.

     Waddell & Reed, Inc., under an agreement separate from the Management Agreement, Shareholder Servicing Agreement and Accounting Services Agreement, acts as the Fund's underwriter, i.e., sells its shares on a continuous basis. Waddell & Reed, Inc. is not required to sell any particular number of shares, and thus sells shares only for purchase orders received. Under this agreement, Waddell & Reed, Inc. pays the costs of sales literature, including the costs of shareholder reports used as sales literature, and the costs of printing the prospectus furnished to it by the Fund. The aggregate dollar amount of underwriting commissions for Class A shares for the fiscal years ended September 30, 1998, 1997 and 1996 were $1,691,251, $1,450,698 and $1,000,554, respectively. The amounts retained by Waddell & Reed, Inc. for each period were $713,220, $649,321 and $442,057, respectively.

     No portion of the sales charge is reallowed to dealers. A major portion of the sales charge for Class A shares and the contingent deferred sales charge for Class B and Class C shares is paid to financial advisors and managers of Waddell & Reed, Inc. Waddell & Reed, Inc. may compensate its financial advisors as to purchases for which there is no sales or deferred charge.

     The Fund pays all of its other expenses. These include the costs of materials sent to shareholders, audit and outside legal fees, taxes, brokerage commissions, interest, insurance premiums, custodian fees, fees payable by the Fund under Federal or other securities laws and to the Investment Company Institute and nonrecurring and extraordinary expenses, including litigation and indemnification relating to litigation.

     Under the Distribution and Service Plan (the "Plan") for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the 1940 Act, the Fund may pay Waddell & Reed, Inc., the principal underwriter for the Fund, a fee not to exceed 0.25% of the Fund's average annual net assets attributable to Class A shares, paid monthly, to reimburse Waddell & Reed, Inc. for its costs and expenses in connection with the distribution of the Class A shares and/or the service and/or maintenance of Class A shareholder accounts.

     Waddell & Reed, Inc. offers the Fund's shares through its registered representatives and sales managers (sales force) unless it elects, which is not currently contemplated for Class A, Class B and Class C shares, to make distribution of shares also through other broker-dealers. In distributing shares through its sales force, Waddell & Reed, Inc. will pay commissions and incentives to the sales force at or about the time of sale and will incur other expenses including costs for prospectuses, sales literature, advertisements, sales office maintenance, processing of orders and general overhead with respect to its efforts to distribute the Fund's shares. The Class A Plan permits Waddell & Reed, Inc. to receive reimbursement for these Class A-related distribution activities through the distribution fee, subject to the limit contained in the Plan. The Class A Plan also permits Waddell & Reed, Inc. to be reimbursed for amounts it expends in compensating, training and supporting registered financial advisors, sales managers and/or other appropriate personnel in providing personal services to Class A shareholders of the Fund and/or maintaining Class A shareholder accounts; increasing services provided to Class A shareholders of the Fund by office personnel located at field sales offices; engaging in other activities useful in providing personal service to Class A shareholders of the Fund and/or maintenance of Class A shareholder accounts; and in compensating broker-dealers who may regularly sell Class A shares of the Fund, and other third parties, for providing shareholder services and/or maintaining shareholder accounts with respect to Class A shares. Service fees and distribution fees in the amounts of $991,342 and $5,618, respectively, were paid (or accrued) by the Fund under the Class A Plan for the fiscal year ended September 30, 1998. To the extent that Waddell & Reed, Inc. incurs expenses for which reimbursement may be made under the Plan that relate to distribution activities also involving another fund in the United Group of Funds or Waddell & Reed Funds, Inc., Waddell & Reed, Inc. typically determines the amount attributable to the

Fund's expenses under the Plan on the basis of a combination of the respective classes' relative net assets and number of shareholder accounts.

     Under the Plans adopted by the Fund for Class B and Class C shares, respectively, the Fund may pay Waddell & Reed, Inc., on an annual basis, a service fee of up to 0.25% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for providing services to shareholders of that class and/or maintaining shareholder accounts for that class and a distribution fee of up to 0.75% of the average daily net assets of the class to compensate Waddell & Reed, Inc. for distributing the shares of that class. The Class B Plan and the Class C Plan each permit Waddell & Reed, Inc. to receive compensation, through the distribution and service fee, respectively, for its distribution activities for that class, which are similar to the distribution activities describes with respect to the Class A Plan, and for its activities in providing personal services to shareholders of that class and/or maintaining shareholder accounts of that class, which are similar to the corresponding activities for which it is entitled to reimbursement under the Class A Plan.

     The only Directors or interested persons, as defined in the 1940 Act, of the Fund who have a direct or indirect financial interest in the operation of a Plan are the officers and Directors who are also officers of either Waddell & Reed, Inc. or its affiliate(s) or who are shareholders of Waddell & Reed Financial, Inc., the indirect parent company of Waddell & Reed, Inc. Each Plan is anticipated to benefit the Fund and its shareholders of the affected class through Waddell & Reed, Inc.'s activities not only to distribute the shares of the affected class but also to provide personal services to shareholders of that class and thereby promote the maintenance of their accounts with the Fund. The Fund anticipates that shareholders of a particular class may benefit to the extent that Waddell & Reed's activities are successful in increasing the assets of the Fund, through increased sales or reduced redemptions, or a combination of these, and reducing a shareholder's share of Fund and class expenses. Increased Fund assets may also provide greater resources with which to pursue the goal of the Fund. Further, continuing sales of a class's shares may also reduce the likelihood that it will be necessary to liquidate portfolio securities, in amounts or at times that may be disadvantageous to the Fund, to meet redemption demands. In addition, the Fund anticipates that the revenues from the Plan will provide Waddell & Reed, Inc. with greater resources to make the financial commitments necessary to continue to improve the quality and level of services to the Fund and the shareholders of the affected class. Each Plan was approved by the Fund's Board of Directors, including the Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operations of the Plan or any agreement referred to in the

Plan (hereafter, the "Plan Directors"). The Class A Plan was also approved by the affected shareholders of the Fund.

     Among other things, each Plan provides that (i) Waddell & Reed, Inc. will provide to the Directors of the Fund at least quarterly, and the Directors will review, a report of amounts expended under the Plan and the purposes for which such expenditures were made, (ii) the Plan will continue in effect only so long as it is approved at least annually, and any material amendments thereto will be effective only if approved, by the Directors including the Plan Directors acting in person at a meeting called for that purpose, (iii) amounts to be paid by the Fund under the Plan may not be materially increased without the vote of the holders of a majority of the outstanding shares of the affected class of the Fund, and (iv) while the Plan remains in effect, the selection and nomination of the Directors who are Plan Directors will be committed to the discretion of the Plan Directors.


Custodial and Auditing Services

     The Fund's Custodian is UMB Bank, n.a., Kansas City, Missouri. In general, the Custodian is responsible for holding the Fund's cash and securities. Deloitte & Touche LLP, Kansas City, Missouri, the Fund's independent auditors, audits the Fund's financial statements.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

Determination of Offering Price

     The net asset value of each class of the shares of the Fund is the value of the assets of that class, less that class's liabilities, divided by the total number of outstanding shares of that class.

     Class A shares of the Fund are sold at their next determined net asset value plus the sales charge described in the Prospectus. The sales charge is paid to Waddell & Reed, Inc., the Fund's underwriter. The price makeup as of March 31, 1999, which is the most recent balance sheet included in this SAI, was as follows:


   Net asset value per Class A share (Class A
        net assets divided by Class A shares
        outstanding) ............................................... $5.50
   Add: selling commission (4.25% of offering
        price) .....................................................   .24
                                                                     -----
   Maximum offering price per Class A share (Class A net
        asset value per Class A share divided
        by 95.75%) ................................................. $5.74
                                                                     =====

     The offering price of a Class A share is its net asset value next determined following acceptance of a purchase order plus the sales charge. The offering price of a Class B, Class C or a Class Y share is its net asset value next determined following acceptance of a purchase order. The number of shares you receive for your purchase depends on the next offering price after Waddell & Reed, Inc. receives and accepts your order at its principal business office at the address shown on the cover of this SAI. You will be sent a confirmation after your purchase which will indicate how many shares you have purchased. Shares are normally issued for cash only.

     Waddell & Reed, Inc. need not accept any purchase order, and it or the Fund may determine to discontinue offering Fund shares for purchase.

     The net asset value and offering price per share are ordinarily computed once on each day that the New York Stock Exchange (the "NYSE") is open for trading as of the later of the close of the regular session of the NYSE or the close of the regular session of any domestic securities or commodities exchange on which an option or future held by the Fund is traded. The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that the NYSE will not be open on the following days: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, it is possible that the NYSE may close on other days. The net asset value will change every business day, since the value of the assets and the number of shares outstanding change every day.

     The Board of Directors has decided to use the prices quoted by a dealer in bonds that offers a pricing service to value municipal bonds. The Board of Directors believes that such a service does quote their fair value. The Board of Directors, however, may hereafter determine to use another service or use the bid price quoted by dealers if it should determine that such service or quotes more accurately reflect the fair value of municipal bonds held by the Fund.

     Short-term debt securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market. Securities or other assets that are not valued by either of the foregoing methods and for which market quotations are not readily available would be valued by appraisal at their fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Board of Directors.

     Options and futures contracts purchased and held by the Fund are valued at the last sales price thereof on the securities or commodities exchanges on which they are traded, or, if there are no transactions, at the mean between bid and asked prices. Ordinarily, the close of the regular session for options trading on national securities exchanges is 4:10 p.m. Eastern time and the close of the regular session for commodities exchanges is 4:15 p.m. Eastern time. Futures contracts will be valued with reference to established futures exchanges. The value of a futures contract purchased by the Fund will be either the closing price of that contract or the bid price. Conversely, the value of a futures contract sold by the Fund will be either the closing price or the asked price.

Minimum Initial and Subsequent Investments

     For Class A, Class B and Class C shares, initial investments must be at least $500 with the exceptions described in this paragraph. A minimum initial investment of $25 is applicable to purchases made through payroll deduction for or by employees of WRIMCO, Waddell & Reed, Inc. or their affiliates. A $50 minimum initial investment pertains to accounts for which an investor has arranged, at the time of initial investment, to make subsequent purchases for the account by having regular monthly withdrawals of $25 or more made from a bank account. A $100 minimum initial investment pertains to certain exchanges of shares from another fund in the United Group. Except with respect to certain exchanges and automatic withdrawals from a bank account, a shareholder may make subsequent investments of any amount. See "Exchanges for Shares of Other Funds in the United Group."

     For Class Y shares, investments by government entities or authorities or by corporations must total at least $10 million within the first twelve months after initial investment. There is no initial investment minimum for other Class Y investors.

Reduced Sales Charges (Applicable to Class A Shares Only)

     Account Grouping

     Large purchases of Class A shares are subject to lower sales charges. The schedule of sales charges appears in the Prospectus for Class A shares. For the purpose of taking advantage of the lower sales charges available for large purchases, a purchase in any of categories 1 through 7 listed below made by an individual or deemed to be made by an individual may be grouped with purchases in any other of these categories. References to purchases in an Individual Retirement Account ("IRA") or other retirement plan (for which investments in the Fund would not be appropriate) are made only to illustrate how purchases of Fund shares may be grouped with purchases made in other funds in the United Group.

1. Purchases by an individual for his or her own account (includes purchases under the United Funds Revocable Trust Form);

2. Purchases by that individual's spouse purchasing for his or her own account (includes United Funds Revocable Trust Form of spouse);

3.   Purchases by that individual or his or her spouse in their joint account;

4. Purchases by that individual or his or her spouse for the account of their child under age 21;

5. Purchase by any custodian for the child of that individual or spouse in a Uniform Gifts to Minors Act ("UGMA") or Uniform Transfers to Minors Act ("UTMA") account;

6. Purchases by that individual or his or her spouse for his or her IRA, or salary reduction plan account under Section 457 of the Internal Revenue Code of 1986, as amended (the "Code"), provided that such purchases are subject to a sales charge (see "Net Asset Value Purchases"), or his or her tax-sheltered annuity account ("TSA") or Keogh plan account, provided that the individual and spouse are the only participants in the Keogh plan; and

7. Purchases by a trustee under a trust where that individual or his or her spouse is the settlor (the person who establishes the trust).

     Examples:

     A. Grandmother opens an UGMA account for grandson A; Grandmother has an account in her own name; A's father has an account in his own name; the UGMA account may be grouped with A's father's account but may not be grouped with Grandmother's account;

     B. H establishes a trust naming his children as beneficiaries and appointing himself and his bank as co-trustees; a purchase made in the trust account is eligible for grouping with an IRA account of W, H's wife;

     C. H's will provides for the establishment of a trust for the benefit of his minor children upon H's death; his bank is named as trustee; upon H's death, an account is established in the name of the bank, as trustee; a purchase in the account may be grouped with an account held by H's wife in her own name.

     D. X establishes a trust naming herself as trustee and R, her son, as successor trustee and R and S as beneficiaries; upon X's death, the account is transferred to R as trustee; a purchase in the account may not be grouped with R's individual account. (If X's spouse, Y, was successor trustee, this purchase could be grouped with Y's individual account.)

     Account grouping as described above is available under the following circumstances.

     One-time Purchases

     A one-time purchase of Class A shares in accounts eligible for grouping may be combined for purposes of determining the availability of a reduced sales charge. In order for an eligible purchase to be grouped, the investor must advise Waddell & Reed, Inc. at the time the purchase is made that it is eligible for grouping and identify the accounts with which it may be grouped.

Example: H and W open an account in the Fund and invest $100,000; at the same time, H's parents open up two UGMA accounts for H and W's two minor children and invest $100,000 in each child's name; the combined purchases of Class A shares are subject to the reduced sales load applicable to a purchase of $300,000 provided that Waddell & Reed, Inc. is advised that the purchases are entitled to grouping.

     Rights of Accumulation

     If Class A shares are held in any account and an additional purchase is made in that account or in any account eligible for grouping with that account, the additional purchase is combined with the net asset value of the existing account as of the date the new purchase is accepted by Waddell & Reed, Inc. for the purpose of determining the availability of a reduced sales charge.

Example: H is a current Class A shareholder who invested in the Fund three years ago. His account has a net asset value of $100,000. His wife, W, now wishes to invest $15,000 in Class A shares of the Fund. W's purchase will be combined with H's existing account and will be entitled to the reduced sales charge applicable to a purchase in excess of $100,000. H's original $100,000 purchase was subject to a full sales charge and the reduced charge does not apply retroactively to that purchase.

     In order to be entitled to rights of accumulation, the purchaser must inform Waddell & Reed, Inc. that the purchaser is entitled to a reduced charge and provide Waddell & Reed, Inc. with the name and number of the existing account with which the purchase may be combined.

     If a purchaser holds shares which have been purchased under a contractual plan, the shares held under such plan may be combined with the additional purchase only if the contractual plan has been completed.

     Letter of Intent

     The benefit of a reduced sales charge for larger purchases of Class A shares is also available under a Letter of Intent. By signing a Letter of Intent form, which is available from Waddell & Reed, Inc., the purchaser indicates an intention to invest, over a 13-month period, a dollar amount which is sufficient to qualify for a reduced sales charge. The 13-month period begins on the date the first purchase made under the Letter of Intent is accepted by Waddell & Reed, Inc. Each purchase made from time to time under the Letter of Intent is treated as if the purchaser were buying at one time the total amount which he or she intends to invest. The sales charge applicable to all purchases of Class A shares made under the terms of the Letter of Intent will be the sales charge in effect on the beginning date of the 13-month period.

     In determining the amount which the purchaser must invest in order to qualify for a reduced sales charge under a Letter of Intent, the investor's Rights of Accumulation (see above) will be taken into account; that is, Class A shares already held in the same account in which the purchase is being made or in any account eligible for grouping with that account, as described above, will be included.

Example: H signs a Letter of Intent indicating his intent to invest in his own name a dollar amount sufficient to entitle him to purchase Class A shares at the sales charge applicable to a purchase of $300,000. H has an UGMA for his child and the Class A shares held in the account have a net asset value as of the date the Letter of Intent is accepted by Waddell & Reed, Inc. of $50,000; H's wife, W, has an account in her own name invested in another fund in the United Group which charges the same sales load as the Fund, with a net asset value as of the date of acceptance of the Letter of Intent of $75,000; H needs to invest $175,000 in Class A shares over the 13-month period in order to qualify for the reduced sales load applicable to a purchase of $300,000.

     A copy of the Letter of Intent signed by a purchaser will be returned to the purchaser after it is accepted by Waddell & Reed, Inc. and will set forth the dollar amount of Class A shares which must be purchased within the 13-month period in order to qualify for the reduced sales charge.

     The minimum initial investment under a Letter of Intent is 5% of the dollar amount which must be invested under the Letter of Intent. An amount equal to 5% of the purchase required under the Letter of Intent will be held "in escrow." If a purchaser does not, during the period covered by the Letter of Intent, invest the amount required to qualify for the reduced sales charge under the terms of the Letter of Intent, he or she will be responsible for payment of the sales charge applicable to the amount actually invested. The additional sales charge owed on purchases of Class A shares made under a Letter of Intent which is not completed will be collected by redeeming part of the shares purchased under the Letter of Intent and held "in escrow" unless the purchaser makes payment of this amount to Waddell & Reed, Inc. within 20 days of Waddell & Reed, Inc.'s request for payment.

     If the actual amount invested is higher than the amount an investor intends to invest, and is large enough to qualify for a sales charge lower than that available under the Letter of Intent, the lower sales charge will apply.

     A Letter of Intent does not bind the purchaser to buy, or Waddell & Reed, Inc. to sell, the shares covered by the Letter of Intent.

     With respect to Letters of Intent for $2,000,000 or purchases otherwise qualifying for no sales charge under the terms of the Letter of Intent, the initial investment must be at least $200,000, and the value of any shares redeemed during the 13-month period which were acquired under the Letter of Intent will be deducted in computing the aggregate purchases under the Letter of Intent.

     Other Funds in the United Group

     Reduced sales charges for larger purchases of Class A shares apply to purchases of any of the Class A shares of any of the funds in the United Group subject to a sales charge. A purchase of Class A shares, or Class A shares held, in any of the funds in the United Group subject to a sales charge will be treated as an investment in the Fund in determining the applicable sales charge. For these purposes, Class A shares of United Cash Management, Inc. that were acquired by exchange of another United Group fund's Class A shares on which a sales charge was paid, plus the shares paid as dividends on those acquired shares, are also taken into account.

Net Asset Value Purchases of Class A Shares

     Class A shares of the Fund may be purchased at net asset value by the Directors and officers of the Fund, employees of Waddell & Reed, Inc., employees of their affiliates, financial advisors of Waddell & Reed, Inc. and the spouse, children, parents, children's spouses and spouse's parents of each such Director, officer, employee and financial advisor. "Child" includes stepchild; "parent" includes stepparent. Trusts under which the grantor and the trustee or a co-trustee are each an eligible purchaser are also eligible for net asset value purchases of Class A shares. "Employees" includes retired employees. A "retired employee" is an individual separated from service from Waddell & Reed, Inc. or affiliated companies with a vested interest in any Employee Benefit Plan sponsored by Waddell & Reed, Inc. or its affiliated companies. "Employees" also includes individuals who, on November 6, 1998, were employees (including retired employees) of a company that on that date was an affiliate of Waddell & Reed, Inc. "Financial advisors" includes retired financial advisors. A "retired financial advisor" is any financial advisor who was, at the time of separation from service from Waddell & Reed, Inc., a Senior Financial Advisor. A custodian under the UGMA or UTMA purchasing for the child or grandchild of any employee or financial advisor may purchase Class A shares at net asset value whether or not the custodian himself is an eligible purchaser.

     Shares may also be issued at NAV in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Fund is a party.

Reasons for Differences in Public Offering Price of Class A Shares

     As described herein and in the Prospectus for Class A shares, there are a number of instances in which the Fund's Class A shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases of Class A shares, whether made at one time or over a period of time as under a Letter of Intent or Right of Accumulation. See the table of sales charges in the Prospectus. The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts, (ii) certain quantity discounts are required by rules of the National Association of Securities Dealers, Inc. (as are elimination of sales charges on the reinvestment of dividends and distributions), and (iii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

     The reasons for the other instances in which there are reduced or eliminated sales charges for Class A shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales of Class A shares without sales charge are permitted to Directors, officers and certain others due to reduced or eliminated selling expenses and since such sales may aid in the development of a sound employee organization, encourage incentive, responsibility and interest in the United Group and an identification with its aims and policies. Limited reinvestments of redemptions of Class A shares at no sales charge are permitted to attempt to protect against mistaken or not fully informed redemption decisions. Class A shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted by the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Fund receives the net asset value per share of all shares sold or issued.

Redemptions

     The Prospectus gives information as to redemption procedures. Redemption payments are made within seven days unless delayed because of emergency conditions determined by the SEC, when the NYSE is closed other than for weekends or holidays, or when trading on the NYSE is restricted. Payment is made in cash, although under extraordinary conditions redemptions may be made in portfolio securities. Payment for redemption of shares of the Fund may be made in portfolio securities when the Fund's Board of Directors determines that conditions exist making cash payments undesirable. Securities used for payment of redemptions are valued at the value used in figuring net asset value. There would be brokerage costs to the redeeming shareholder in selling such securities. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net asset value during any 90-day period for any one shareholder.


Flexible Withdrawal Service for Class A, Class B and Class C Shareholders

     If you qualify, you may arrange to receive through the Flexible Withdrawal Service (the "Service") regular monthly, quarterly, semiannual or annual payments by redeeming on an ongoing basis Class A shares that you own of the Fund, or of any of the funds in the United Group. It would be a disadvantage to an investor to make additional purchases of Class A shares while the Service is in effect because it would result in duplication of sales charges. Class C shares purchased within the past year remain subject to the CDSC; however, Class B shares redeemed under the Service are not subject to a CDSC. Applicable forms to start the Service are available through Waddell & Reed Services Company.

     The maximum amount of the withdrawal for monthly, quarterly, semiannual and annual withdrawals is 2%, 6%, 12% and 24% respectively of the value of your account at the time the Service is established. The withdrawal proceeds are not subject to the deferred sales charge, but only within these percentage limitations. The minimum withdrawal is $50. The Service, and this exclusion from the deferred sales charge, does not apply to a one-time withdrawal.

     To qualify for the Service, you must have invested at least $10,000 in Class A, Class B or Class C shares which you still own of any of the funds in the United Group; or, you must own Class A, Class B or Class C shares having a value of at least $10,000. The value for this purpose is the value at the offering price.

     You can choose to have your shares redeemed to receive:

     1. a monthly, quarterly, semiannual or annual payment of $50 or more;

     2. a monthly payment, which will change each month, equal to one-twelfth of a percentage of the value of the shares in the account (you select the percentage); or

     3. a monthly or quarterly payment, which will change each month or quarter, by redeeming a number of shares fixed by you (at least five shares).

     Shares are redeemed on the 20th day of the month in which the payment is to be made, or on the prior business day if the 20th is not a business day. Payments are made within five days of the redemption.

     If you have a share certificate for the shares you want to make available for the Service, you must enclose the certificate with the form initiating the Service.

     The dividends and distributions on shares of a class you have made available for the Service are paid in additional shares of that class. All payments under the Service are made by redeeming shares, which may involve a gain or loss for tax purposes. To the extent that payments exceed dividends and distributions, the number of shares you own will decrease. When all of the shares in your account are redeemed, you will not receive any further payments. Thus, the payments are not an annuity or an income or return on your investment.

     You may, at any time, change the manner in which you have chosen to have shares redeemed to any of the other choices originally available to you. You may, at any time, redeem part or all of the shares in your account; if you redeem all of the shares, the Service is terminated. The Fund can also terminate the Service by notifying you in writing.

     After the end of each calendar year, information on shares redeemed will be sent to you to assist you in completing your Federal income tax return.

Exchanges for Shares of Other Funds in the United Group

     Class A Share Exchanges

     You may decide you would rather own shares of one or more of the other funds in the United Group rather than Fund shares. An exchange of Fund shares may be made only if you have held the shares for at least six months unless the exchange is for shares of United Government Securities Fund, Inc. or United Municipal Bond Fund, Inc. or unless the Fund shares were acquired by payment of a dividend or distribution, in which cases there is no holding period. You may exchange for shares of another fund without payment of an additional sales charge. You should ask for and read the prospectus for the fund into which you are thinking of making an exchange before doing so.

     Fund shares may be received in exchange for shares of any of the other funds in the United Group, except for shares of United Cash Management, Inc. acquired by direct purchase or received in payment of dividends on those shares.

     Subject to the above rules regarding sales charges, you may have a specific dollar amount of Class A shares of United Cash Management, Inc. automatically exchanged each month into Class A shares of the Fund or any other fund in the United Group, provided you already own Class A shares of the Fund. The shares of United Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among the Class A shares of different funds in the United Group so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

     You may redeem your Class A shares of the Fund and use the proceeds to purchase Class Y shares of the Fund if you meet the criteria for purchasing Class Y shares.

     Class B Share Exchanges

     You may exchange Class B shares of the Fund for Class B shares of other Funds in the United Group without charge.

     The redemption of the Fund's Class B shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

     You may have a specific dollar amount of Class B shares of United Cash Management, Inc. automatically exchanged each month into Class B shares of the Fund or any other fund in the United Group, provided you already own Class B shares of the Fund. The shares of United Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

     Class C Share Exchanges

     You may exchange Class C shares of the Fund for Class C shares of other Funds in the United Group without charge.

     The redemption of the Fund's Class C shares as part of an exchange is not subject to the deferred sales charge. For purposes of computing the deferred sales charge, if any, applicable to the redemption of the shares acquired in the exchange, those acquired shares are treated as having been purchased when the original redeemed shares were purchased.

     You may have a specific dollar amount of Class C shares of United Cash Management, Inc. automatically exchanged each month and invested into Class C shares of the Fund or any other fund in the United Group, provided you already own Class C shares of the Fund. The shares of United Cash Management, Inc. which you designate for automatic exchange must be worth at least $100, which may be allocated among different funds so long as each fund receives a value of at least $25. Minimum initial investment and minimum balance requirements apply to such automatic exchange service.

     Class Y Share Exchanges

     Class Y shares of a Fund may be exchanged for Class Y shares of any other fund in the United Group.

     General Exchange Information

     When you exchange shares, the total shares you receive will have the same aggregate net asset value as the total shares you exchange. The relative values are those next figured after the fund receives your exchange request in good order.

     These exchange rights and other exchange rights concerning the other funds in the United Group can in most instances be eliminated or modified at any time and any such exchange may not be accepted.

Reinvestment Privilege

     The Fund offers a one-time reinvestment privilege that allows you to reinvest without charge all or part of any amount of Class A shares you redeem at the net asset value next determined after the Fund receives the returned amount. Your written request to reinvest and the amount to be reinvested must be received within 30 days after your redemption request was received, and the Fund must be offering Class A shares at the time your reinvestment request is received. You can do this only once as to Class A shares of the Fund.

     There is also a reinvestment privilege for Class B and Class C shares under which you may reinvest all or part of any amount of Class B or Class C shares you redeemed and have the corresponding amount of the deferred sales charge, if any, which you paid restored to your account by adding the amount of that charge to the amount you are reinvesting in Class B or Class C shares, as applicable. If Class B or Class C shares of the Fund are then being offered, you can put all or part of your redemption payment back into the Class B or Class C shares of the Fund at the net asset value next determined after you have returned the amount. Your written request to do this must be received within 30 days after your redemption. You can do this only once as to Class B shares of the Fund and only once as to Class C shares of the Fund. For purposes of determining future deferred sales charges, the reinvestment will be treated as a new investment.


Mandatory Redemption of Certain Small Accounts

     The Fund has the right to compel the redemption of shares held under any account or any plan if the aggregate net asset value of such shares (taken at cost or value as the Board of Directors may determine) is less than $500. The Board has no intent to compel redemptions in the foreseeable future. If it should elect to compel redemptions, shareholders who are affected will receive prior written notice and will be permitted 60 days to bring their accounts up to the minimum before this redemption is processed.

                             DIRECTORS AND OFFICERS

     The day-to-day affairs of the Fund are handled by outside organizations selected by the Board of Directors. The Board of Directors has responsibility for establishing broad corporate policies for the Fund and for overseeing overall performance of the selected experts. It has the benefit of advice and reports from independent counsel and independent auditors. The majority of the Directors is not affiliated with Waddell & Reed, Inc.

     The principal occupation during at least the past five years of each Director and officer is given below. Each of the persons listed through and including Mr. Vogel is a member of the Fund's Board of Directors. The other persons are officers but not members of the Board of Directors. For purposes of this section, the term "Fund Complex" includes each of the registered investment companies in the United Group of Mutual Funds, Waddell & Reed Funds, Inc. and Target/United Funds, Inc. Each of the Fund's Directors is also a Director of each of the other funds in the Fund Complex and each of its officers is also an officer of one or more of the funds in the Fund Complex.

KEITH A. TUCKER*

     Chairman of the Board of Directors of the Fund and each of the other funds in the Fund Complex; Chairman of the Board of Directors, Chief Executive Officer, Principal Financial Officer and Director of Waddell & Reed Financial, Inc.; President, Chairman of the Board of Directors and Chief Executive Officer of Waddell & Reed Financial Services, Inc.; Chairman of the Board of Directors of WRIMCO, Waddell & Reed, Inc. and Waddell & Reed Services Company; formerly, President of each of the funds in the Fund Complex; formerly, Chairman of the Board of Directors of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: February 11, 1945.

JAMES M. CONCANNON
950 Docking Road
Topeka, Kansas  66615

     Dean and Professor of Law, Washburn University School of Law; Director, AmVestors CBO II Inc. Date of birth: October 2, 1947.

JOHN A. DILLINGHAM
4040 Northwest Claymont Drive
Kansas City, Missouri  64116

     President, JoDill Corp., an agricultural company; President and Director of Dillingham Enterprises Inc.; formerly, Director and consultant, McDougal Construction Company; formerly, Instructor at Central Missouri State University; formerly, Member of the Board of Police Commissioners, Kansas City, Missouri; formerly, Senior Vice President-Sales and Marketing, Garney Companies, Inc., a specialty utility contractor. Date of birth: January 9, 1939.

DAVID P. GARDNER
525 Middlefield Road, Suite 200
Menlo Park, California 94025

     President of Hewlett Foundation and Chairman of George S. and Delores Dori Eccles Foundation. Director of First Security Corp., a bank holding company, and Director of Fluor Corp., a company with interests in coal. Date of birth: March 24, 1933.

LINDA K. GRAVES*
1 South West Cedar Crest Road
Topeka, Kansas  66606

     First Lady of Kansas. Partner, Levy and Craig, P.C., a law firm. Date of birth: July 29, 1953.

JOSEPH HARROZ, JR.
125 South Creekdale Drive
Norman, Oklahoma 73072

     General Counsel of the Board of Regents and Adjunct Professor of Law at the University of Oklahoma College of Law; formerly, Vice President for Executive Affairs of the University of Oklahoma; formerly, an Attorney with Crowe & Dunlevy, a law firm. Date of birth: January 17, 1967.

JOHN F. HAYES
20 West 2nd Avenue
P. O. Box 2977
Hutchinson, Kansas  67504-2977

     Director of Central Bank and Trust; Director of Central Financial Corporation; Director of Central Properties, Inc.; Chairman of the Board of Directors, Gilliland & Hayes, P.A., a law firm; formerly, President, Gilliland & Hayes, P.A. Date of birth: December 11, 1919.

ROBERT L. HECHLER*

     President and Principal Financial Officer of the Fund and each of the other funds in the Fund Complex; Executive Vice President, Chief Operating Officer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Operating Officer, Director and Treasurer of Waddell & Reed Financial Services, Inc.; Executive Vice President, Principal Financial Officer, Director and Treasurer of WRIMCO; President, Chief Executive Officer, Principal Financial Officer, Director and Treasurer of Waddell & Reed, Inc.; President, Director and Treasurer of Waddell & Reed Services Company; formerly, Vice President of each of the funds in the Fund Complex; formerly, Director and Treasurer of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: November 12, 1936.

HENRY J. HERRMANN*

     Vice President of the Fund and each of the other funds in the Fund Complex; President, Chief Investment Officer, Treasurer and Director of Waddell & Reed Financial, Inc.; Vice President, Chief Investment Officer and Director of Waddell & Reed Financial Services, Inc.; Director of Waddell & Reed, Inc.; President, Chief Executive Officer, Chief Investment Officer and Director of WRIMCO; formerly, President, Chief Executive Officer, Chief Investment Officer and Director of Waddell & Reed Asset Management Company, a former affiliate of Waddell & Reed Financial, Inc. Date of birth: December 8, 1942.

GLENDON E. JOHNSON
13635 Deering Bay Drive
Unit 284
Miami, Florida  33158

     Retired; formerly, Director and Chief Executive Officer of John Alden Financial Corporation and subsidiaries. Date of birth: February 19, 1924.

WILLIAM T. MORGAN*
928 Glorietta Blvd.
Coronado, California  92118

     Retired; formerly, Chairman of the Board of Directors and President of each of the funds in the Fund Complex then in existence. (Mr. Morgan retired as Chairman of the Board of Directors and President of the funds in the Fund Complex then in existence on April 30, 1993); formerly, President, Director and Chief Executive Officer of WRIMCO and Waddell & Reed, Inc.; formerly, Chairman of the Board of Directors of Waddell & Reed Services Company; formerly, Director of Waddell & Reed Asset Management Company and United Investors Life Insurance Company, affiliates of Waddell & Reed, Inc. Date of birth: April 27, 1928.

RONALD C. REIMER
2601 Verona Road
Mission Hills, Kansas 66208

     Retired. Co-founder and teacher at Servant Leadership School of Kansas City; Director of Network Rehabilitation Services; formerly, Employment Counselor and Director of McCue-Parker Center. Date of birth: August 3, 1934.

FRANK J. ROSS, JR.*
700 West 47th Street
Kansas City, Missouri  64112

     Shareholder, Polsinelli, White, Vardeman & Shalton, a law firm. Date of birth: April 9, 1953.

ELEANOR B. SCHWARTZ
5100 Rockhill Road
Kansas City, Missouri  64113

     Professor of Business Administration, University of Missouri-Kansas City; formerly, Chancellor, University of Missouri-Kansas City. Date of birth: January 1, 1937.

FREDERICK VOGEL III
1805 West Bradley Road
Milwaukee, Wisconsin  53217

     Retired. Date of birth: August 7, 1935.

Helge K. Lee

     Vice President, Secretary and General Counsel of the Fund and each of the other funds in the Fund Complex; Secretary and General Counsel of Waddell & Reed Financial, Inc.; Vice President, Secretary, General Counsel and Director of Waddell & Reed Financial Services, Inc.; Senior Vice President, Secretary and General Counsel of WRIMCO and Waddell & Reed, Inc.; Senior Vice President, Secretary, General Counsel and Director of Waddell & Reed Services Company; formerly, Executive Vice President, Secretary and Chief Compliance Officer of LGT Asset Management, Inc. and affiliates; formerly, Senior Vice President, General Counsel and Secretary of Strong Capital Management, Inc. and affiliates. Date of birth: March 30, 1946.

Theodore W. Howard

     Vice President, Treasurer and Principal Accounting Officer of the Fund and each of the other funds in the Fund Complex; Vice President of Waddell & Reed Services Company. Date of birth: July 18, 1942.

John M. Holliday

     Vice President of the Fund and eight other funds in the Fund complex; Senior Vice President of WRIMCO; formerly, Senior Vice President of Waddell & Reed Asset Management Company; formerly, Senior Vice President of Waddell & Reed, Inc. Date of birth: June 11, 1935.

     The address of each person is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217 unless a different address is given.

     The Directors who may be deemed to be "interested persons" as defined in the 1940 Act of the Fund's underwriter, Waddell & Reed, Inc., or of its manager, WRIMCO, are indicated as such by an asterisk.

     The Board of Directors has created an honorary position of Director Emeritus, which position a director may elect after resignation from the Board provided the director has attained the age of 70 and has served as a director of the funds in the United Group for a total of at least five years. A Director Emeritus receives fees in recognition of his or her past services whether or not services are rendered in his or her capacity as Director Emeritus, but has no authority or responsibility with respect to management of the Fund. Messrs. Henry L. Bellmon, Jay B. Dillingham, Doyle Patterson, Ronald K. Richey and Paul
S. Wise retired as Directors of the Fund and of each of the funds in the Fund Complex and elected a position as Director Emeritus.

     The funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. pay to each Director a total of $48,000 per year, plus $2,500 for each meeting of the Board of Directors attended plus reimbursement of expenses of attending such meeting and $500 for each committee meeting attended which is not in conjunction with a Board of Directors meeting, other than Directors who are affiliates of Waddell & Reed, Inc. The fees to the Directors who receive them are divided among the funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. based on their relative size. During the Fund's fiscal year ended September 30, 1998, the Fund's Directors received the following fees for service as a director:

                               COMPENSATION TABLE

                                                                   Total
                                      Aggregate                Compensation
                                    Compensation                 From Fund
                                        From                     and Fund
Director                                Fund                     Complex*
--------                            ------------               ------------
Robert L. Hechler                        $    0                   $     0
Henry J. Herrmann                             0                         0
Keith A. Tucker                               0                         0
James M. Concannon                        1,279                    56,000
John A. Dillingham                        1,279                    56,000
David P. Gardner                              0                         0
Linda K. Graves                           1,279                    56,000
Joseph Harroz, Jr.                            0                         0
John F. Hayes                             1,279                    56,000
Glendon E. Johnson                        1,255                    55,000
William T. Morgan                         1,279                    56,000
Ronald C. Reimer                              0                         0
Frank J. Ross, Jr.                        1,279                    56,000
Eleanor B. Schwartz                       1,279                    56,000
Frederick Vogel III                       1,279                    56,000

*No pension or retirement benefits have been accrued as a part of Fund expenses.

     Mr. Gardner was elected as a Director on August 19, 1998. Messrs. Harroz, Hechler, Herrmann and Reimer were elected as Directors on November 18, 1998. The officers are paid by WRIMCO or its affiliates.

Shareholdings

     As of July 31, 1999, all of the Fund's Directors and officers as a group owned less than 1% of the outstanding shares of the Fund.

     The following table sets forth information with respect to the Fund, as of July 31, 1999, regarding the ownership of the Fund's shares.

                                                       Shares owned
Name and Address                                       Beneficially
of Beneficial Owner                   Class            or of Record               Percent
-------------------                   -----            ------------               -------
Waddell & Reed, Inc.                  Class Y              373                    100.00%
Attn: Mike Strohm
P.O. Box 29217
Shawnee Mission KS 66201-9217

                            PAYMENTS TO SHAREHOLDERS

General

     There are two sources for the payments the Fund makes to you as a shareholder of a class of shares of the Fund, other than payments when you redeem your shares. The first source is net investment income, which is derived from the interest and earned discount on the securities the Fund holds, less expenses (which will vary by class). The second source is net realized capital gains, which are derived from the proceeds received from the Fund's sale of securities at a price higher than the Fund's tax basis (usually cost) in such securities, less losses from sales of securities at a price lower than the Fund's basis therein; these gains can be either long-term or short-term, depending on how long the Fund has owned the securities before it sells them. The payments made to shareholders from net investment income and net short-term capital gains are called dividends.

     The Fund pays distributions from net capital gains (the excess of net long-term capital gains over net short-term capital losses). It may or may not have such gains, depending on whether securities are sold and at what price. If the Fund has net capital gains, it will pay distributions once each year, in the latter part of the fourth calendar quarter, except to the extent it has net capital losses carried over from a prior year or years to offset the gains.

Choices You Have on Your Dividends and Distributions

     On your application form, you can give instructions that (i) you want cash for your dividends and distributions, (ii) you want your dividends and distributions paid in shares of the Fund of the same class as that with respect to which they were paid, or (iii) you want cash for your dividends, and want your distributions paid in shares of the Fund of the same class as that with respect to which they were paid. However, a total dividend and/or distribution amount less than five dollars will be automatically paid in shares of the Fund of the same class as that with respect to which they were paid. You can change your instructions at any time. If you give no instructions, your dividends and distributions will be paid in shares of the Fund of the same class as that with respect to which they were paid. All payments in Fund shares are at net asset value without any sales charge. The net asset value used for this purpose is that computed as of the record date for the dividend or distribution, although this could be changed by the Board of Directors.

     Even if you get dividends and distributions on Fund shares in cash, you can thereafter reinvest them (or distributions only) in shares of the Fund at net asset value (i.e., with no sales charge) next determined after receipt by Waddell & Reed, Inc. of the amount clearly identified as a reinvestment. The reinvestment must be within 45 days after the payment.

                                      TAXES

General

     The Fund has qualified for treatment as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), so that it is relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income, net short-term capital gains and net gains from certain foreign currency transactions) that is distributed to its shareholders. To continue to qualify as a RIC, the Fund must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income plus its net interest income excludable from gross income under Section 103(a) of the Code ("Distribution Requirement"), and must meet several additional requirements. These requirements include the following: (1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities or foreign currencies, or other income (including gains from options, futures contracts or forward contracts) derived with respect to its business of investing in securities or those currencies ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities that are limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets and that does not represent more than 10% of the issuer's outstanding voting securities ("50% Diversification Requirement"); and
(3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other RICs) of any one issuer.

     If the Fund failed to qualify for treatment as a RIC for any taxable year,
(a) it would be taxed as an ordinary corporation on the full amount of its taxable income for that year (even is it distributed that income to its shareholders) and (b) the shareholders would treat all distributions out of its earnings and profits, including distributions that otherwise would be "exempt-interest dividends" described in the following paragraph and distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), as dividends (that is, ordinary income). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying for RIC treatment.

     Dividends paid by the Fund will qualify as "exempt-interest dividends," and thus will be excludable from shareholders' gross income, if the Fund satisfies the additional requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); the Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from all shareholders' gross income may not exceed the Fund's net tax-exempt income. The Fund uses the average annual method to determine the exempt income portion of each distribution, and the percentage of income designated as tax-exempt for any particular distribution may be substantially different from the percentage of the Fund's income that was tax-exempt during the period covered by the distribution. The treatment of dividends from the Fund under state and local income tax laws may differ from the treatment thereof under the Code.

     Up to 85% of social security and railroad retirement benefits may be included in taxable income for recipients whose adjusted gross income (including income from tax-exempt sources such as the Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from the Fund still are tax-exempt to the extent described above; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     If the Fund invests in any instruments that generate taxable income, under the circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits. Moreover, if the Fund realizes capital gains as a result of market transactions, any distribution of those gains will be taxable to shareholders. There also may be collateral Federal income tax consequences regarding the receipt of tax-exempt dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. Any shareholder that falls into any of these categories should consult its tax adviser concerning its investment in Fund shares.

     Dividends and distributions declared by the Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year even if they are paid by the Fund during the following January. Accordingly, those dividends and distributions will be reported by, and (except for exempt-interest dividends) taxed to the shareholders for the year in which that December 31 falls.

     If Fund shares are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares and any balance of the loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any distributions received on those shares. Investors also should be aware that if shares are purchased shortly before the record date for a taxable dividend or distribution, the investor will receive some portion of the purchase price back as a taxable dividend or distribution.

     The Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary taxable income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts. It is the Fund's policy to pay sufficient taxable dividends and distributions each year to avoid imposition of the Excise Tax. The Fund may defer into the next calendar year net capital losses incurred between November 1 and the end of the current calendar year.

Income from Options and Futures Contracts

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses the Fund realizes in connection therewith. Gains from transactions in options and futures contracts derived by the Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

     Any income the Fund earns from writing options is treated as short-term capital gain. If the Fund enters into a closing purchase transaction, it will have a short-term capital gain or loss based on the difference between the premium it receives for the option it wrote and the premium it pays for the option it buys. If an option written by the Fund lapses without being exercised, the premium it received also will be a short-term capital gain. If such an option is exercised and the Fund thus sells the securities subject to the option, the premium the Fund receives will be added to the exercise price to determine the gain or loss on the sale.

     Certain options and futures contracts in which the Fund may invest may be "section 1256 contracts." Section 1256 contracts held by the Fund at the end of its taxable year, other than contracts subject to a "mixed straddle" election made by the Fund are "marked-to-market" (that is, treated as sold at that time for their fair market value) for Federal income tax purposes, with the result that unrealized gains or losses are treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, are treated as long-term capital gains or losses, and the balance is treated as short-term capital gains or losses. That 60% portion will qualify for the 20% (10% for taxpayers in the 15% marginal tax bracket) maximum tax rate on net capital gains enacted by the Taxpayer Relief Act of 1997. Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax and other purposes. The Fund may need to distribute any mark-to-market gains to its shareholders to satisfy the Distribution Requirement and/or avoid imposition of the Excise Tax, even though it may not have closed the transactions and received cash to pay the distributions.

     Code section 1092 (dealing with straddles) may also affect the taxation of options and futures contracts in which the Fund may invest. That section defines a "straddle" as offsetting positions with respect to personal property; for these purposes, options and futures contracts are personal property. Section 1092 generally provides that any loss from the disposition of a position in a straddle may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. The regulations under section 1092 also provide certain "wash sale" rules, that apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and "short sale" rules applicable to straddles. If the Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions will be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences of straddle transactions to the Fund are not entirely clear.

     If the Fund has an appreciated financial position -- generally, an interest (including an interest through an option, futures contract or short sale) with respect to any stock, debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis -- and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.

Zero Coupon Securities

     The Fund may acquire zero coupon or other securities issued with OID. As a holder of those securities, the Fund must account for the OID that accrues on such tax-exempt securities and must include in its income the OID that accrues on such taxable securities during the taxable year, even if the Fund receives no corresponding payment on the securities during the year. Because the Fund annually must distribute substantially all of its investment company taxable income and net income excludable from gross income under section 103(a), including any accrued OID, to satisfy the Distribution Requirement and avoid imposition of the Excise Tax, it may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from the Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gains.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     One of the duties undertaken by WRIMCO pursuant to the Management Agreement is to arrange the purchase and sale of securities for the portfolio of the Fund. Purchases are made directly from issuers or from underwriters, dealers or banks. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter. Purchases from dealers will include the spread between the bid and asked prices. Brokerage commissions are paid primarily for effecting transactions in securities traded on an exchange and otherwise only if it appears likely that a better price or execution can be obtained. The individual who manages the Fund may manage other advisory accounts with similar investment objectives. It can be anticipated that the manager will frequently place concurrent orders for all or most accounts for which the manager has responsibility or WRIMCO may otherwise combine orders for the Fund with those of other funds in the United Group, Target/United Funds, Inc. and Waddell & Reed Funds, Inc. or other accounts for which it has investment discretion, including accounts affiliated with WRIMCO. Under current written procedures, transactions effected pursuant to such combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each fund or advisory account, except where the combined order is not filled completely. In this case, WRIMCO will ordinarily allocate the transaction pro rata based on the orders placed, subject to certain variances provided for in the written procedures. Sharing in large transactions could affect the price the Fund pays or receives or the amount it buys or sells. However, sometimes a better negotiated price is available through combined orders.

     To effect the portfolio transactions of the Fund, WRIMCO is authorized to engage broker-dealers ("brokers") which, in its best judgment based on all relevant factors, will implement the policy of the Fund to seek "best execution" (prompt and reliable execution at the best price obtainable) for reasonable and competitive commissions or spreads, as applicable. The Fund has not effected transactions through brokers and does not anticipate doing so. However, if WRIMCO were to effect brokerage transactions, it need not seek competitive commission bidding but is expected to minimize the commissions paid to the extent consistent with the interests and policies of the Fund. Subject to review by the Board of Directors, such policies include the selection of brokers which provide execution and/or research services and other services, including pricing or quotation services directly or through others ("research and brokerage services") considered by WRIMCO to be useful or desirable for its investment management of the Fund and/or the other funds and accounts over which WRIMCO has investment discretion.

     Research and brokerage services are, in general, defined by reference to
Section 28(e) of the Securities Exchange Act of 1934 as including (i) advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities and purchasers or sellers; (ii) furnishing analyses and reports; or (iii) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). "Investment discretion" is, in general, defined as having authorization to determine what securities shall be purchased or sold for an account, or making those decisions even though someone else has responsibility.

     The commissions paid to brokers that provide such research and/or brokerage services may be higher than another qualified broker would charge for effecting comparable transactions if a good faith determination is made by WRIMCO that the commission is reasonable in relation to the research or brokerage services provided. Subject to the foregoing considerations, WRIMCO may also consider sales of Fund shares as a factor in the selection of broker-dealers to execute portfolio transactions. No allocation of brokerage or principal business is made to provide any other benefits to WRIMCO.

     The investment research provided by a particular broker may be useful only to one or more of the other advisory accounts of WRIMCO and investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of such other accounts. To the extent that electronic or other products provided by such brokers to assist WRIMCO in making investment management decisions are used for administration or other non-research purposes, a reasonable allocation of the cost of the product attributable to its non-research use is made by WRIMCO.

     Such investment research (which may be supplied by a third party at the request of a broker) includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of WRIMCO; serves to make available additional views for consideration and comparisons; and enables WRIMCO to obtain market information on the price of securities held in the Fund's portfolio or being considered for purchase.

     The Fund, WRIMCO and Waddell & Reed, Inc. have adopted a Code of Ethics which imposes restrictions on the personal investment activities of their employees, officers and interested directors.

                                OTHER INFORMATION

The Shares of the Fund

     The Fund offers four classes of shares: Class A, Class B, Class C and Class
Y. Each class represents an interest in the same assets of the Fund and differ as follows: each class of shares has exclusive voting rights on matters pertaining to matters appropriately limited to that class; Class A shares are subject to an initial sales charge and to an ongoing distribution and/or service fee; Class B and Class C are subject to a contingent deferred sales charge and to ongoing distribution and service fees; Class B shares convert at the end of the seventh calendar year following the first year of purchase to Class A shares; and Class Y shares, which are designated for institutional investors, have no sales charge nor ongoing distribution and/or service fee; each class may bear differing amounts of certain class-specific expenses; and each class has a separate exchange privilege. The Fund does not anticipate that there will be any conflicts between the interests of holders of the different classes of shares of the Fund by virtue of those classes. On an ongoing basis, the Board of Directors will consider whether any such conflict exists and, if so, take appropriate action. Each share of the Fund is entitled to equal voting, dividend, liquidation and redemption rights, except that due to the differing expenses borne by the four classes, dividends and liquidation proceeds of Class B shares and Class C shares are expected to be lower than for Class A shares, which in turn are expected to be lower than for Class Y shares of the Fund. Each fractional share of a class has the same rights, in proportion, as a full share of that class. Shares are fully paid and nonassessable when purchased.

     The Fund does not hold annual meetings of shareholders; however, certain significant corporate matters, such as the approval of a new investment advisory agreement or a change in fundamental investment policy, which require shareholder approval will be presented to shareholders at a meeting called by the Board of Directors for such purpose.

     Special meetings of shareholders may be called for any purpose upon receipt by the Fund of a request in writing signed by shareholders holding not less than 25% of all shares entitled to vote at such meeting, provided certain conditions stated in the bylaws are met. There will normally be no meeting of the shareholders for the purpose of electing directors until such time as less than a majority of directors holding office have been elected by shareholders, at which time the directors then in office will call a shareholders' meeting for the election of directors. To the extent that Section 16(c) of the 1940 Act applies to the Fund, the directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the shareholders of record of not less than 10% of the Fund's outstanding shares.

     Each share (regardless of class) has one vote. All shares of the Fund vote together as a single class, except as to any matter for which a separate vote of any class is required by the 1940 Act, and except as to any matter which affects the interests of one or more particular classes, in which case only the shareholders of the affected classes are entitled to vote, each as a separate class.

                                   APPENDIX A

     The following are descriptions of some of the ratings of securities that the Fund may use. The Fund may also use ratings provided by other nationally recognized statistical rating organizations in determining the securities eligible for investment.

DESCRIPTION OF BOND RATINGS

     Standard & Poor's, a division of The McGraw-Hill Companies, Inc. An S&P corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers or lessees.

     The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

     The ratings are based on current information furnished to S&P by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

2.   Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     A brief description of the applicable S&P rating symbols and their meanings follow:

     AAA -- Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA -- Debt rated AA also qualifies as high quality debt. Capacity to pay interest and repay principal is very strong, and debt rated AA differs from AAA issues only in small degree.

     A -- Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB -- Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

     BB -- Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

     B -- Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

     CCC -- Debt rated CCC has a currently indefinable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

     CC -- The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

     C -- The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI -- The rating CI is reserved for income bonds on which no interest is being paid.

     D -- Debt rated D is in payment default. It is used when interest payments or principal payments are not made on a due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace periods. The D rating will also be used upon a filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-) -- To provide more detailed indications of credit quality, the ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     NR -- Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

     Debt Obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

     Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as "investment grade" ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments may impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

     Moody's Investors Service, Inc. A brief description of the applicable MIS rating symbols and their meanings follows:

     Aaa -- Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa -- Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A -- Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Some bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     NOTE: Bonds within the above categories which possess the strongest investment attributes are designated by the symbol "1" following the rating.

     Ba -- Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B -- Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa -- Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca -- Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C -- Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

     An S&P note rating reflects the liquidity factors and market access risks unique to notes. Notes maturing in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

-- Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue is to be treated as a note).

-- Source of Payment (the more the issue depends on the market for its refinancing, the more likely it is to be treated as a note.)

     The note rating symbols and definitions are as follows:

SP-1 Strong capacity to pay principal and interest. Issues determined to possess very strong characteristics are given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3     Speculative capacity to pay principal and interest.

     Moody's Short-Term Loan Ratings -- MIS ratings for state and municipal short-term obligations will be designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of major importance in bond risk are of lesser importance over the short run. Rating symbols and their meanings follow:

     MIG 1 -- This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

     MIG 2 -- This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

     MIG 3 -- This designation denotes favorable quality. All security elements are accounted for but this is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

     MIG 4 -- This designation denotes adequate quality. Protection commonly regarded as required of an investment security is present and although not distinctly or predominantly speculative, there is specific risk.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

     An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to D for the lowest. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to indicate the relative degree of safety. Issues assigned an A rating (the highest rating) are regarded as having the greatest capacity for timely payment. An A-1 designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation. An A-2 rating indicates that capacity for timely payment is satisfactory; however, the relative degree of safety is not as high as for issues designated A-1. Issues rated A-3 have adequate capacity for timely payment; however, they are more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations. Issues rated B are regarded as having only speculative capacity for timely payment. A C rating is assigned to short-term debt obligations with a doubtful capacity for payment. Debt rated D is in payment default, which occurs when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.

     MIS commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. MIS employs the designations of Prime 1, Prime 2 and Prime 3, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers. Issuers rated Prime 1 have a superior capacity for repayment of short-term promissory obligations and repayment capacity will normally be evidenced by (1) lending market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structures with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime 2 also have a strong capacity for repayment of short-term promissory obligations as will normally be evidenced by many of the characteristics described above for Prime 1 issuers, but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation; capitalization characteristics, while still appropriate, may be more affected by external conditions; and ample alternate liquidity is maintained. Issuers rated Prime 3 have an acceptable capacity for repayment of short-term promissory obligations, as will normally be evidenced by many of the characteristics above for Prime 1 issuers, but to a lesser degree. The effect of industry characteristics and market composition may be more pronounced;

variability in earnings and profitability may result in changes in the level of debt protection measurements and requirement for relatively high financial leverage; and adequate alternate liquidity is maintained.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 1999

                                                          Principal
                                                          Amount in
                                                          Thousands     Value
MUNICIPAL BONDS
ALABAMA - 0.39%
  The Marshall County Health Care Authority,
    Hospital Revenue Refunding Bonds,
    Series 1992 (Guntersville-Arab
    Medical Center),
    7.0%, 10-1-2013 ....................................   $ 1,000  $  1,071,250
  The Medical Clinic Board of the City of Ozark,
    Alabama, First Mortgage Revenue Bonds (United
    States Health & Housing Foundation, Inc.
    Project), Series 1988-A,
    10.0%, 10-1-2015 ...................................     1,000     1,034,000
    Total ..............................................               2,105,250

ALASKA - 0.70%
  City of Seward, Alaska, Revenue Bonds, 1996
    (Alaska Sealife Center Project),
    7.65%, 10-1-2016 ...................................     2,000     2,140,000
  Anchorage Parking Authority, Lease Revenue
    Refunding Bonds, Series 1993 (5th Avenue
    Garage Project),
    6.75%, 12-1-2008 ...................................     1,500     1,610,625
    Total ..............................................               3,750,625

ARIZONA - 1.51%
  The Industrial Development Authority of the
    County of Gila, Arizona, Environmental
    Revenue Refunding Bonds (ASARCO Incorporated
    Project), Series 1998,
    5.55%, 1-1-2027 ....................................     4,750     4,637,188
  Hayden-Winkelman Unified School District No.
    41 of Gila County, Arizona, Capital
    Appreciation Refunding Bonds, Series 1995,
    0.0%, 7-1-2010 .....................................     6,145     3,456,562
    Total ..............................................               8,093,750

ARKANSAS - 0.30%
  City of Little Rock, Arkansas, Capital
    Improvement Revenue Bonds (Parks and
    Recreation Projects), Series 1998A,
    5.8%, 1-1-2023 .....................................     1,600     1,600,000

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 1999

                                                          Principal
                                                          Amount in
                                                          Thousands     Value
MUNICIPAL BONDS (Continued)
CALIFORNIA - 6.12%
  California Statewide Communities Development
    Authority:
    Special Facilities Lease Revenue Bonds, 1997
    Series A (United Air Lines, Inc. - San Francisco
    International Airport Projects),
    5.7%, 10-1-2033 ....................................   $ 8,000  $  8,190,000
    Hospital Refunding Revenue Certificates
    of Participation, Series 1993, Cedars-Sinai
    Medical Center, Inverse Floating Rate
    Security (INFLOS),
    7.626%, 11-1-2015 (A) ..............................     4,000     4,075,000
  Foothill/Eastern Transportation Corridor
    Agency, Toll Road Revenue Bonds, Series
    1995A,
    0.0%, 1-1-2013 (B) .................................    11,925    10,330,031
  Sierra Kings Health Care District Revenue
    Bonds, Series 1996,
    6.5%, 12-1-2026 ....................................     3,000     3,093,750
  Transmission Agency of Northern California,
    California-Oregon Transmission Project,
    Revenue Refunding Bonds, 1993 Series A,
    INFLOS,
    7.311%, 4-29-2024 (A) ..............................     2,500     2,634,375
  Certificates of Participation (1991 Capital
    Improvement Project), Bella Vista Water
    District (California),
    7.375%, 10-1-2017 ..................................     1,500     1,635,000
  Carson Redevelopment Agency (California),
    Redevelopment Project Area No. 1,
    Tax Allocation Bonds, Series 1993B,
    6.0%, 10-1-2016 ....................................     1,500     1,608,750
  Kings County Waste Management Authority,
    Solid Waste Revenue Bonds, Series 1994
    (California),
    7.2%, 10-1-2014 ....................................     1,000     1,157,500
    Total ..............................................              32,724,406

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 1999

                                                          Principal
                                                          Amount in
                                                          Thousands     Value
MUNICIPAL BONDS (Continued)
COLORADO - 4.65%
  Colorado Housing and Finance Authority,
    Single Family Program Bonds:
    1998 Series A-2 Senior Bonds (AMT),
    6.6%, 5-1-2028 .....................................   $ 2,500  $  2,756,250
    1997 Series B-2, Senior Bonds (AMT),
    7.0%, 5-1-2026 .....................................     2,250     2,500,312
  Sand Creek Metropolitan District, Adams
    County and City and County of Denver,
    Colorado, General Obligation Limited
    Tax Bonds:
    Series 1998,
    6.625%, 12-1-2017 ..................................     3,070     3,089,187
    Series 1997,
    7.125%, 12-1-2016 ..................................     2,000     2,097,500
  Boulder County, Colorado, Hospital Development
    Revenue Bonds (Longmont United Hospital
    Project), Series 1997,
    5.6%, 12-1-2027 ....................................     4,000     4,050,000
  City and County of Denver, Colorado,
    Revenue Bonds (Jewish Community Centers
    of Denver Project), Series 1994:
    8.25%, 3-1-2024 ....................................     2,390     2,554,313
    7.875%, 3-1-2019 ...................................       815       862,881
  Colorado Health Facilities Authority:
    Revenue Bonds (National Jewish Medical
    and Research Center Project),
    Series 1998,
    5.375%, 1-1-2028 ...................................     2,000     1,977,500
    Hospital Revenue Bonds (Steamboat Springs
    Health Care Association Project),
    Series 1997,
    5.75%, 9-15-2022 ...................................     1,000     1,016,250

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 1999

                                                          Principal
                                                          Amount in
                                                          Thousands     Value
MUNICIPAL BONDS (Continued)
COLORADO (Continued)
  City of Black Hawk, Colorado, Device Tax
    Revenue Bonds, Series 1998,
    5.625%, 12-1-2021 ..................................   $ 1,250  $  1,229,687
  Bachelor Gulch Metropolitan District,
    Eagle County, Colorado, General Obligation
    Bonds, Series 1996,
    7.0%, 12-1-2015 ....................................     1,095     1,151,119
  Eaglebend Affordable Housing Corporation,
    Multifamily Housing Project Revenue
    Refunding Bonds, Series 1997A,
    6.45%, 7-1-2021 ....................................     1,000     1,060,000
  Mountain Village Metropolitan District, San
    Miguel County, Colorado, General
    Obligation Refunding Bonds, Series 1992,
    8.1%, 12-1-2011 ....................................       465       513,825
    Total ..............................................              24,858,824

CONNECTICUT - 2.13%
  Eastern Connecticut Resource Recovery
    Authority, Solid Waste Revenue Bonds
    (Wheelabrator Lisbon Project),
    Series 1993A,
    5.5%, 1-1-2014 .....................................     5,250     5,269,688
  State of Connecticut Health and
    Education Facilities Authority,
    Revenue Bonds, Edgehill Issue
    Series A (Fixed Rate),
    6.875%, 7-1-2027 ...................................     2,400     2,574,000
  Connecticut Development Authority, Pollution
    Control Revenue Refunding Bonds (The
    Connecticut Light and Power Company
    Project - 1993B Series),
    5.95%, 9-1-2028 ....................................     2,500     2,525,000
  Connecticut Development Authority, First
    Mortgage Gross Revenue Health Care
    Project Refunding Bonds (Church Homes,
    Inc., Congregational Avery Heights
    Project - 1997 Series),
    5.8%, 4-1-2021 .....................................     1,000     1,020,000
    Total ..............................................              11,388,688

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 1999

                                                          Principal
                                                          Amount in
                                                          Thousands     Value
MUNICIPAL BONDS (Continued)
DISTRICT OF COLUMBIA - 1.03%
  Certificates of Participation, Series 1993,
    District of Columbia,
    7.3%, 1-1-2013 .....................................   $ 3,000  $  3,330,000
  District of Columbia Revenue Bonds
    (National Public Radio Issue),
    Series 1992,
    7.625%, 1-1-2013 ...................................     2,000     2,175,000
    Total ..............................................               5,505,000

FLORIDA - 4.54%
  St. Johns County Industrial Development
    Authority (Florida):
    Health Care Revenue Bonds, Tax Exempt
    Series 1997A (Bayview Project),
    7.1%, 10-1-2026 ....................................     4,000     4,340,000
    Industrial Development Revenue Bonds,
    Series 1997A (Professional Golf Hall of
    Fame Project),
    5.5%, 3-1-2017 .....................................     1,000     1,051,250
  Lake County, Florida, Resource Recovery
    Industrial Development Refunding Revenue
    Bonds (NRG/Recovery Group Project),
    Series 1993A,
    5.95%, 10-1-2013 ...................................     4,850     5,050,062
  Sanford Airport Authority (Florida),
    Industrial Development Revenue Bonds
    (Central Florida Terminals, Inc. Project):
    Series 1995A,
    7.75%, 5-1-2021 ....................................     4,000     4,415,000
    Series 1995C,
    7.5%, 5-1-2021 .....................................       500       548,750
  Sarasota County (Florida) Health Facilities
    Authority, Health Care Facilities Revenue
    Refunding Bonds, Series 1995 (Sarasota-
    Manatee Jewish Housing Council, Inc.
    Project),
    6.7%, 7-1-2025 .....................................     3,000     3,150,000
  Housing Finance Authority of Broward
    County, Florida, Multifamily Housing
    Revenue Bonds:
    Pembroke Park Apartments Project,
    Series 1998,
    5.75%, 4-1-2038 ....................................     1,385     1,398,850
    Stirling Apartments Project,
    Series 1998,
    5.75%, 4-1-2038 ....................................     1,000     1,000,000

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 1999

                                                          Principal
                                                          Amount in
                                                          Thousands     Value
MUNICIPAL BONDS (Continued)
FLORIDA (Continued)
  Dade County Industrial Development Authority,
    Industrial Development Revenue Bonds,
    Series 1995 (Miami Cerebral Palsy
    Residential Services, Inc. Project),
    8.0%, 6-1-2022 .....................................   $ 1,900  $  2,044,875
  City of Fort Walton Beach, First Mortgage
    Industrial Development Revenue Bonds,
    Series 1986 (Ft. Walton Beach Ventures,
    Inc. Project),
    10.5%, 12-1-2016 ...................................     1,240     1,278,651
    Total ..............................................              24,277,438

GEORGIA - 1.35%
  Coffee County Hospital Authority (Georgia),
    Revenue Anticipation Certificates (Coffee
    Regional Medical Center, Inc. Project),
    Series 1997A,
    6.75%, 12-1-2016 ...................................     5,000     5,262,500
  Development Authority of Fulton County
    (Georgia), Special Facilities Revenue Bonds
    (Delta Air Lines, Inc. Project), Series 1998,
    5.5%, 5-1-2033 .....................................     1,980     1,937,925
    Total ..............................................               7,200,425

HAWAII - 0.55%
  Department of Transportation of the State
    of Hawaii, Special Facility Revenue Bonds
    (Continental Airlines, Inc.), Series 1997,
    5.625%, 11-15-2027 .................................     3,000     2,943,750

IDAHO - 0.45%
  Idaho Health Facilities Authority, Hospital
    Revenue Refunding Bonds, Series 1992
    (IHC Hospitals, Inc.),
    6.65%, 2-15-2021 (A) ...............................     2,000     2,387,500

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 1999

                                                          Principal
                                                          Amount in
                                                          Thousands     Value
MUNICIPAL BONDS (Continued)
ILLINOIS - 3.35%
  Illinois Health Facilities Authority:
    Revenue Refunding Bonds, Series
    1995A (Fairview Obligated Group),
    7.125%, 8-15-2017 ..................................   $ 3,525  $  3,842,250
    Revenue Refunding Bonds, Series 1998
    (Lifelink Corporation Obligated Group),
    5.7%, 2-15-2024 ....................................     1,750     1,699,687
  City of Hillsboro, Montgomery County,
    Illinois, General Obligation Bonds
    (Alternate Revenue Source), Series 1991,
    7.5%, 12-1-2021 ....................................     2,640     2,910,600
  Illinois Development Finance Authority
    Revenue Bonds, Series 1993C (Catholic
    Charities Housing Development
    Corporation Project),
    6.1%, 1-1-2020 .....................................     2,500     2,587,500
  Village of Lansing, Illinois, Landings
    Redevelopment Project Area, Tax Increment
    Refunding Revenue Bonds (Limited Sales
    Tax Pledge), Series 1992,
    7.0%, 12-1-2008 ....................................     2,000     2,180,000
  Village of Hodgkins, Cook County, Illinois,
    Tax Increment Revenue Refunding Bonds,
    Series 1995A,
    7.625%, 12-1-2013 ..................................     1,750     1,933,750
  Village of Carol Stream, DuPage County,
    Illinois, First Mortgage Revenue
    Refunding Bonds, Series 1997 (Windsor
    Park Manor Project),
    7.0%, 12-1-2013 ....................................     1,500     1,605,000
  Village of Bourbonnais, Kankakee County,
    Illinois, Sewerage Revenue Bonds,
    Series 1993,
    7.25%, 12-1-2012 ...................................     1,085     1,162,306
    Total ..............................................              17,921,093

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 1999

                                                          Principal
                                                          Amount in
                                                          Thousands     Value
MUNICIPAL BONDS (Continued)
INDIANA - 2.14%
  Indiana Health Facility Financing Authority:
    Revenue Refunding Bonds, Series 1998
    (Greenwood Village South Project),
    5.625%, 5-15-2028 ..................................   $ 4,100  $  4,018,000
    Hospital Revenue Refunding Bonds, Series 1998
    (Jackson County Schneck Memorial Hospital Project),
    5.25%, 2-15-2022 ...................................     1,600     1,552,000
    Hospital Revenue Refunding Bonds, Series 1996
    (Hancock Memorial Hospital and Health Services),
    6.125%, 8-15-2017 ..................................     1,250     1,317,188
    Hospital Revenue Bonds, Series 1992
    (Fayette Memorial Hospital Project),
    7.2%, 10-1-2022 ....................................     1,000     1,075,000
  City of Goshen, Indiana, Revenue Bonds,
    Series 1998 (Greencroft Obligated Group),
    5.75%, 8-15-2028 ...................................     2,000     1,940,000
  City of Carmel, Indiana, Retirement Rental
    Housing Revenue Refunding Bonds (Beverly
    Enterprises - Indiana, Inc. Project),
    Series 1992,
    8.75%, 12-1-2008 ...................................     1,400     1,545,250
    Total ..............................................              11,447,438

IOWA - 2.91%
  Iowa Finance Authority:
    Community Provider Revenue Bonds (Boys and
    Girls Home and Family Services, Inc. Project),
    Series 1998,
    6.25%, 12-1-2028 ...................................     4,000     3,950,000
    Community Rehabilitation Providers
    Revenue Bonds (Lutheran Children's Home
    Society - Bremwood Project), Series 1998,
    5.8%, 12-1-2024 ....................................     1,500     1,501,875
  City of Creston, Iowa, Industrial Development
    Revenue Bonds, Series 1997A (CF Processing,
    L.C. Project),
    8.0%, 8-1-2026 .....................................     5,000     5,243,750
  City of Cedar Rapids, Iowa, First Mortgage
    Revenue Bonds, Series 1998-A (Cottage Grove
    Place Project),
    5.875%, 7-1-2028 ...................................     5,000     4,862,500
    Total ..............................................              15,558,125

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 1999

                                                          Principal
                                                          Amount in
                                                          Thousands     Value
MUNICIPAL BONDS (Continued)
KANSAS - 3.91%
  Kansas Development Finance Authority:
    Revenue Bonds (Village Shalom Obligated Group),
    Series 1998 AA,
    5.625%, 11-15-2028 .................................   $ 6,000  $  5,820,000
    Multifamily Housing Revenue Bonds, Series 1998K
    (Pioneer Olde Town Apartments Project),
    6.5%, 10-1-2030 ....................................     3,200     3,168,000
    Community Provider Loan Program (Community
    Living Opportunities, Inc.), Series
    1992A Revenue Bonds,
    8.875%, 9-1-2011 ...................................     2,790     2,960,887
  Certificates of Participation, Series 1998A,
    Evidencing Proportionate Interests of the
    Owners Thereof in Rental Payments to be
    Made by the City of Spring Hill, Kansas, to
    Spring Hill Golf Corporation,
    6.5%, 1-15-2028 ....................................     4,000     3,875,000
  City of Prairie Village, Kansas, Revenue Bonds,
    (Claridge Court Project), Series 1993A:
    8.75%, 8-15-2023 ...................................     1,000     1,137,500
    8.5%, 8-15-2004 ....................................       890     1,012,375
  City of Wichita, Kansas, Health Care Facilities
    Refunding and Improvement Revenue Bonds,
    Series I, 1999 (Larksfield Place),
    5.875%, 5-15-2027 ..................................     2,000     1,955,000
  Sedgwick County, Kansas and Shawnee County,
    Kansas, Single Family Mortgage Revenue
    Bonds (Mortgage-Backed Securities Program),
    1997 Series A-1 (AMT),
    6.95%, 6-1-2029 ....................................       905       996,631
    Total ..............................................              20,925,393

KENTUCKY - 1.02%
  Kentucky Economic Development Finance Authority,
    Health Care Facilities Revenue Bonds, Series
    1998 (The Christian Church Homes of Kentucky,
    Inc. Obligated Group),
    5.5%, 11-15-2030 ...................................     4,425     4,342,031
  County of Perry, Kentucky, Solid Waste
    Disposal Revenue Bonds (TJ International
    Project), Series 1994,
    7.0%, 6-1-2024 .....................................     1,000     1,082,500
    Total ..............................................               5,424,531

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 1999

                                                          Principal
                                                          Amount in
                                                          Thousands     Value
MUNICIPAL BONDS (Continued)
LOUISIANA - 1.87%
  Louisiana Public Facilities Authority:
    Revenue Bonds (Progressive Healthcare
    Providers/Louisiana, Inc. Project), Series 1998:
    6.375%, 10-1-2020 ..................................   $ 2,000  $  1,970,000
    6.375%, 10-1-2028 ..................................     2,000     1,947,500
    Hospital Revenue and Refunding Bonds
    (Pendleton Memorial Methodist Hospital
    Project), Series 1998,
    5.25%, 6-1-2028 ....................................     3,000     2,835,000
  Board of Commissioners of the Port of New
    Orleans, Industrial Development Revenue
    Refunding Bonds (Continental Grain Company
    Project), Series 1993,
    7.5%, 7-1-2013 .....................................     2,000     2,130,000
  LaFourche Parish Home Mortgage Authority,
    Tax-Exempt Capital Appreciation Refunding
    Bonds, Series 1990-B, Class B-2,
    0.0%, 5-20-2014 ....................................     3,300     1,130,250
    Total ..............................................              10,012,750

MAINE - 0.54%
  Maine Veterans' Homes, Revenue Bonds,
    1995 Series,
    7.75%, 10-1-2020 ...................................     2,810     2,911,863

MARYLAND - 0.66%
  Maryland Economic Development Corporation,
    Senior Lien Revenue Bonds (Rocky Gap
    Golf Course and Hotel/Meeting Center
    Project), Series 1996 A,
    8.375%, 10-1-2009 ..................................     3,250     3,514,062

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 1999

                                                          Principal
                                                          Amount in
                                                          Thousands     Value
MUNICIPAL BONDS (Continued)
MASSACHUSETTS - 7.79%
  Massachusetts Industrial Finance Agency:
    First Mortgage Revenue Bonds, Reeds
    Landing Project, Series 1993,
    8.625%, 10-1-2023 ..................................   $ 9,945  $ 11,262,713
    Resource Recovery Revenue Bonds (SEMASS
    Project), Series 1991B,
    9.25%, 7-1-2015 ....................................     5,100     5,673,750
    Revenue Bonds, Glenmeadow Retirement
    Community Project, Series 1996C:
    8.625%, 2-15-2026 ..................................     2,200     2,810,500
    8.375%, 2-15-2018 ..................................     1,260     1,590,750
    Resource Recovery Revenue Refunding Bonds
    (Ogden Haverhill Project),
    Series 1998A Bonds,
    5.6%, 12-1-2019 ....................................     2,500     2,521,875
    Revenue Bonds, Beaver Country Day School
    Issue, Series 1992, Subseries A,
    8.1%, 3-1-2008 .....................................     1,415     1,492,825
  Massachusetts Municipal Wholesale Electric
    Company, Power Supply System Revenue Bonds,
    1993 Series A, Inverse Floating Rate
    Security (INFLOS),
    7.12%, 7-1-2018 (A) ................................     8,000     8,540,000
  Massachusetts Health and Educational
    Facilities Authority, Revenue Bonds:
    Beth Israel Hospital Issue, Series G-4,
    Inverse Floating Rate Securities,
    8.826%, 7-1-2025 (A) ...............................     5,000     5,762,500
    Caritas Christi Obligated Group Issue,
    Series A,
    5.625%, 7-1-2020 ...................................     2,000     1,987,500
    Total ..............................................              41,642,413

MICHIGAN - 0.22%
  City of Flint Hospital Building Authority,
    Revenue Rental Bonds, Series 1998B
    (Hurley Medical Center),
    5.375%, 7-1-2028 ...................................     1,250     1,157,813

MISSISSIPPI - 0.45%
  Lowndes County, Mississippi, Solid Waste
    Disposal and Pollution Control Refunding
    Revenue Bonds (Weyerhaeuser Company
    Project), Series 1992B, Indexed Inverse
    Floating/Fixed Term Bonds,
    8.95%, 4-1-2022 (A) ................................     2,000     2,387,500

               See Notes to Schedule of Investments on page 26.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 1999

                                                          Principal
                                                          Amount in
                                                          Thousands     Value
MUNICIPAL BONDS (Continued)
MISSOURI - 5.24%
  State Environmental Improvement and Energy
    Resources Authority (State of Missouri),
    Water Facilities Revenue Bonds
    (Tri-County Water Authority Project),
    Series 1992:
    8.75%, 4-1-2022 ....................................   $ 4,340  $  4,719,750
    8.25%, 4-1-2002 ....................................       445       472,256
  The Industrial Development Authority of the
    City of Kansas City, Missouri:
    Revenue Bonds (The Bishop Spencer Place,
    Incorporated Project), Series 1994,
    8.0%, 9-1-2016 .....................................     2,965     3,235,556
    Multifamily Housing Revenue Bonds (Village
    Green Apartments Project), Series 1998,
    6.25%, 4-1-2030 ....................................     1,750     1,743,438
  The Industrial Development Authority of the
    City of Bridgeton, Missouri, Senior Housing
    Revenue Bonds (The Sarah Community Project),
    Series 1998,
    5.9%, 5-1-2028 .....................................     5,000     4,943,750
  The Industrial Development Authority of the
    County of Taney, Missouri, Hospital Revenue
    Bonds (The Skaggs Community Hospital
    Association), Series 1998,
    5.4%, 5-15-2028 ....................................     2,860     2,824,250
  The Industrial Development Authority of
    St. Joseph, Missouri, Multifamily Housing
    Revenue Bonds (Hillcrest Village Apartments
    Project), Series 1998A,
    6.375%, 9-1-2028 ...................................     2,250     2,224,688
  The City of Lake Saint Louis, Missouri,
    Public Facilities Authority, Certificates
    of Participation (Municipal Golf Course
    Project), Series 1993,
    7.55%, 12-1-2014 ...................................     2,000     2,202,500

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 1999

                                                          Principal
                                                          Amount in
                                                          Thousands     Value
MUNICIPAL BONDS (Continued)
MISSOURI (Continued)
  The Industrial Development Authority of
    the City of St. Louis, Missouri,
    Industrial Revenue Refunding Bonds
    (Kiel Center Multipurpose Arena Project),
    Series 1992,
    7.75%, 12-1-2013 ...................................   $ 1,500  $  1,635,000
  Health and Educational Facilities Authority
    of the State of Missouri, Educational
    Facilities Revenue Bonds (Southwest Baptist
    University Project), Series 1998,
    5.375%, 10-1-2023 ..................................     1,500     1,515,000
  The Industrial Development Authority of the
    City of Springfield, Missouri,
    Industrial Development Refunding Revenue
    Bonds (Health Care Realty of Springfield,
    Ltd. Project), Series 1988,
    10.25%, 12-1-2010 ..................................     1,035     1,044,522
  The Industrial Development Authority of
    Callaway County, Missouri, Industrial
    Development Revenue Bonds (A.P. Green
    Refractories Co. Project), Series 1984,
    8.6%, 11-1-2014 ....................................       900       966,375
  Certificates of Participation, Series 1998A,
    City of Lake Saint Louis, Missouri, Lessee,
    6.25%, 6-1-2005 ....................................       500       501,875
    Total ..............................................              28,028,960

NEVADA - 0.51%
  Reno-Sparks Convention & Visitors Authority,
    Nevada, Limited Obligation Medium-Term
    Refunding Bonds, Series November 1, 1996,
    6.0%, 11-1-2006 ....................................     2,640     2,715,900

NEW HAMPSHIRE - 1.58%
  State of New Hampshire, Turnpike System Revenue
    Bonds, 1994 Series C, Residual Interest Bonds (RIBS),
    6.827%, 2-1-2024 (A) ...............................     5,600     5,719,000
  New Hampshire Higher Educational and Health
    Facilities Authority:
    Revenue Bonds, RiverWoods at Exeter
    Issue, Series 1997A,
    6.5%, 3-1-2023 .....................................     1,000     1,036,250
    Revenue Bonds, RiverMead at Peterborough
    Issue, Series 1998,
    5.75%, 7-1-2028 ....................................       665       660,012
  Lisbon Regional School District, New
    Hampshire, General Obligation Capital
    Appreciation School Bonds,
    0.0%, 2-1-2013 .....................................     1,500     1,025,625
    Total ..............................................               8,440,887

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 1999

                                                          Principal
                                                          Amount in
                                                          Thousands     Value
MUNICIPAL BONDS (Continued)
NEW JERSEY - 3.03%
  New Jersey Economic Development Authority:
    Senior Mortgage Revenue and Revenue Refunding
    Bonds (Arbor Glen of Bridgewater Project),
    Series 1998A,
    6.0%, 5-15-2028 ....................................   $ 5,000  $  4,887,500
    Senior Mortgage Revenue Bonds, Arbor
    Glen of Bridgewater Project - Series
    1996A Bonds,
    8.75%, 5-15-2026 ...................................     3,525     4,547,250
    First Mortgage Revenue Fixed Rate Bonds,
    Winchester Gardens at Ward Homestead
    Project - Series 1996A,
    8.625%, 11-1-2025 ..................................     3,000     3,442,500
    Economic Development Bonds, Kapkowski
    Road Landfill Reclamation Improvement
    District Project (City of Elizabeth),
    Series 1998A:
    6.375%, 4-1-2018 ...................................     2,385     2,477,419
    0.0%, 4-1-2011 .....................................     1,740       822,150
    Total ..............................................              16,176,819

NEW MEXICO - 2.04%
  New Mexico Educational Assistance Foundation:
    Student Loan Purchase Bonds, Second Subordinate
    1994 Series II-C (AMT),
    6.0%, 12-1-2008 ....................................     2,300     2,348,875
    Education Loan Bonds, Second Subordinate
    Series 1998C-1,
    5.5%, 11-1-2010 ....................................     2,000     1,965,000
  City of Santa Fe, New Mexico, Industrial Revenue
    Housing Refunding Bonds (Ponce de Leon Limited
    Partnership Project), Series 1995,
    7.25%, 12-1-2005 ...................................     3,500     3,692,500
  New Mexico Hospital Equipment Loan Council,
    Hospital Revenue Bonds (Memorial Medical
    Center, Inc. Project), Series 1998,
    5.5%, 6-1-2028 .....................................     2,960     2,893,400
    Total ..............................................              10,899,775

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 1999

                                                          Principal
                                                          Amount in
                                                          Thousands     Value
MUNICIPAL BONDS (Continued)
NEW YORK - 2.88%
  New York City, Health and Hospitals Corporation,
    Health System Bonds, 1999 Series A,
    5.25%, 2-15-2017 ...................................   $ 5,000  $  4,975,000
  Tompkins County Industrial Development
    Agency, Life Care Community Revenue Bonds,
    1994 (Kendal at Ithaca, Inc. Project),
    7.875%, 6-1-2024 ...................................     4,035     4,327,538
  New York City Industrial Development Agency,
    Industrial Development Revenue Bonds
    (Brooklyn Navy Yard Cogeneration Partners,
    L.P. Project), Series 1997,
    5.75%, 10-1-2036 ...................................     3,000     3,108,750
  New York City Municipal Water Finance Authority,
    Water and Sewer System Revenue Bonds, Inverse
    Rate Securities, Fiscal 1994 Series E,
    7.27%, 6-15-2012 (A) ...............................     2,750     2,976,875
    Total...............................................              15,388,163

NORTH CAROLINA - 0.81%
  City of Durham, North Carolina, Multifamily
    Housing Revenue Bonds (Ivy Commons Project),
    Series 1997,
    8.0%, 3-1-2029 .....................................     2,250     2,295,000
  City of Charlotte, North Carolina, Charlotte/
    Douglas International Airport, Special
    Facility Refunding Revenue Bonds, Series 1998
    (US Airways, Inc. Project),
    5.6%, 7-1-2027 .....................................     2,075     2,038,687
    Total ..............................................               4,333,687

NORTH DAKOTA - 0.66%
  City of Grand Forks, North Dakota, Senior
    Housing Revenue Bonds (4000 Valley
    Square Project), Series 1997:
    6.25%, 12-1-2034 ...................................     2,000     2,030,000
    6.375%, 12-1-2034 ..................................     1,500     1,522,500
    Total ..............................................               3,552,500

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 1999

                                                          Principal
                                                          Amount in
                                                          Thousands     Value
MUNICIPAL BONDS (Continued)
OHIO - 1.93%
  Ohio Water Development Authority, State of
    Ohio, Solid Waste Disposal Revenue Bonds
    (Bay Shore Power Project), Tax-Exempt
    Series 1998 A,
    5.875%, 9-1-2020 ...................................   $ 4,000  $  4,080,000
  City of Toledo, Ohio, Multifamily Housing
    Mortgage Revenue Bonds, Series 1998-A
    (Hillcrest Apartments Project),
    6.125%, 12-1-2029 ..................................     4,000     3,995,000
  Hamilton County, Ohio, Health System Revenue
    Bonds, Providence Hospital Issue,
    Series 1992,
    6.875%, 7-1-2015 ...................................     2,000     2,220,000
    Total ..............................................              10,295,000

OKLAHOMA - 3.07%
  Oklahoma Development Finance Authority (The),
    Hillcrest Healthcare System Revenue and
    Refunding Bonds, Series 1999A,
    5.625%, 8-15-2029 ..................................     3,000     2,985,000
  Bixby Public Works Authority, Utility
    System Revenue Bonds, Refunding
    Series 1994,
    7.25%, 11-1-2019 ...................................     2,685     2,916,581
  The Clinton Public Works Authority,
    Refunding and Improvement Revenue
    Bonds, Series 1994,
    6.25%, 1-1-2019 ....................................     2,575     2,706,969
  Oklahoma County Industrial Authority,
    Industrial Development Revenue Bonds:
    1986 Series A (Westlake Nursing Center
    Project):
    10.25%, 9-1-2016 ...................................       905       921,426
    10.125%, 9-1-2006 ..................................       430       437,826
    1986 Series B (Choctaw Nursing
    Center Project):
    10.25%, 9-1-2016 (C) ...............................     1,230       713,400
    10.125%, 9-1-2006 (C) ..............................       525       304,500
  The Broken Arrow Public Golf Authority
    (Broken Arrow, Oklahoma), Recreational
    Facilities Revenue Bonds, Series 1995,
    7.25%, 8-1-2020 ....................................     2,025     2,156,625

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 1999

                                                          Principal
                                                          Amount in
                                                          Thousands     Value
MUNICIPAL BONDS (Continued)
OKLAHOMA (Continued)
  Trustees of the Oklahoma Ordnance Works
    Authority, Industrial Development Revenue
    Refunding Bonds (A.P. Green Industries,
    Inc. Project), Series 1992,
    8.5%, 5-1-2008 .....................................   $ 1,600  $  1,742,000
  The Guthrie Public Works Authority
    (Guthrie, Oklahoma), Utility System
    Revenue Bonds, Series 1994A,
    6.75%, 9-1-2019 ....................................     1,415     1,540,581
    Total ..............................................              16,424,908

OREGON - 1.30%
  Klamath Falls Intercommunity Hospital
    Authority, Gross Revenue Bonds,
    Series 1994 (Merle West Medical Center
    Project),
    7.1%, 9-1-2024 .....................................     3,500     3,832,500
  Myrtle Creek Building Authority, Gross
    Revenue Bonds, Series 1996A (Myrtle Creek
    Golf Course Project),
    8.0%, 6-1-2021 .....................................     3,000     3,108,750
    Total ..............................................               6,941,250

PENNSYLVANIA - 2.92%
  Delaware County Authority (Pennsylvania),
    First Mortgage Revenue Bonds
    (Riddle Village Project),
    Series 1994,
    8.25%, 6-1-2022 ....................................     4,000     4,840,000
  Philadelphia Authority for Industrial
    Development, Commercial Development Revenue
    Refunding Bonds (Doubletree Guest Suites
    Project), Series 1997A,
    6.5%, 10-1-2027.....................................     3,500     3,710,000
  Allentown Area Hospital Authority, Hospital
    Revenue Bonds (Sacred Heart Hospital of
    Allentown), Series A of 1993,
    6.75%, 11-15-2014 ..................................     2,865     3,104,944
  Clearfield Hospital Authority, Hospital
    Revenue and Refunding Bonds (Clearfield
    Hospital Project), Series 1994,
    6.875%, 6-1-2016 ...................................     2,000     2,177,500

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 1999

                                                          Principal
                                                          Amount in
                                                          Thousands     Value
MUNICIPAL BONDS (Continued)
PENNSYLVANIA (Continued)
  South Wayne County Water and Sewer Authority
    (Wayne County, Pennsylvania), Sewer Revenue
    Bonds, Series of 1992,
    8.2%, 4-15-2013 ....................................   $ 1,725  $  1,798,313
    Total ..............................................              15,630,757

RHODE ISLAND - 0.41%
  City of Providence, Rhode Island, Special
    Obligation Tax Increment Bonds, Series D,
    6.65%, 6-1-2016 ....................................     2,000     2,170,000

SOUTH CAROLINA - 2.83%
  South Carolina Jobs - Economic Development Authority,
    Solid Waste Recycling Facilities Revenue Bonds
    (Santee River Rubber Project):
    Tax-Exempt Series 1998A,
    8.0%, 12-1-2014 ....................................     4,000     4,000,000
    Tax-Exempt Series 1998B,
    9.0%, 12-1-2011 ....................................     2,460     2,573,775
  Connector 2000 Association, Inc., Toll Road
    Revenue Bonds (Southern Connector Project,
    Greenville, South Carolina):
    Senior Capital Appreciation Bonds, Series 1998B,
    0.0%, 1-1-2035 .....................................    17,000     1,997,500
    Senior Current Interest Bonds, Series 1998A,
    5.25%, 1-1-2023 ....................................     2,000     1,822,500
  McCormick County, South Carolina, Hospital
    Facilities Revenue Refunding and Improvement
    Bonds, Series 1997 (McCormick Health Care
    Center Project),
    7.0%, 3-1-2018 .....................................     2,530     2,590,087
  South Carolina State Housing, Finance
    and Development Authority, Multifamily
    Housing Mortgage Revenue Bonds (United
    Dominion-Plum Chase), Series 1991,
    8.5%, 10-1-2021 ....................................     2,000     2,162,500
    Total ..............................................              15,146,362

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 1999

                                                          Principal
                                                          Amount in
                                                          Thousands     Value
MUNICIPAL BONDS (Continued)
SOUTH DAKOTA - 0.40%
  South Dakota Health and Educational
    Facilities Authority, Refunding Revenue
    Bonds (Westhills Village Retirement
    Community Issue), Series 1993,
    7.25%, 9-1-2013 ....................................   $ 2,000  $  2,122,500

TENNESSEE - 1.45%
  The Health, Educational and Housing Facility
    Board of the County of Shelby, Tennessee,
    Health Care Facilities Revenue Bonds,
    Series 1997A (Kirby Pines Retirement
    Community Project),
    6.375%, 11-15-2025 .................................     2,100     2,163,000
  The Health and Educational Facilities
    Board of the City of Crossville, Tennessee,
    Hospital Revenue Improvement Bonds,
    Series 1992 (Cumberland Medical Center),
    6.75%, 11-1-2012 ...................................     2,000     2,142,500
  The Health and Educational Facilities Board
    of the Metropolitan Government of Nashville
    and Davidson County, Tennessee, Revenue
    Refunding Bonds, Series 1998 (The
    Blakeford at Green Hills),
    5.65%, 7-1-2024 ....................................     2,000     1,960,000
  Upper Cumberland Gas Utility District
    (of Cumberland County, Tennessee),
    Gas System Revenue Bonds, Series 1996,
    7.0%, 3-1-2016 .....................................     1,400     1,492,750
    Total ..............................................               7,758,250

TEXAS - 4.21%
  AllianceAirport Authority, Inc., Special
    Facilities Revenue Bonds:
    Series 1991 (American Airlines, Inc. Project),
    7.0%, 12-1-2011 ....................................     4,700     5,499,000
    Series 1996 (Federal Express Corporation Project),
    6.375%, 4-1-2021 ...................................     4,000     4,295,000

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 1999

                                                          Principal
                                                          Amount in
                                                          Thousands     Value
MUNICIPAL BONDS (Continued)
TEXAS (Continued)
  Gulf Coast Waste Disposal Authority, Waste
    Disposal Revenue Bonds (Valero Energy
    Corporation Project):
    Series 1998,
    5.6%, 4-1-2032 .....................................   $ 3,490  $  3,442,013
    Series 1999,
    5.7%, 4-1-2032 .....................................     2,000     2,002,500
  Alvarado Industrial Development Corporation,
    Industrial Development Revenue Bonds
    (Rich-Mix Products of Texas, Inc. Project),
    Series 1996,
    7.75%, 3-1-2010 ....................................     2,795     2,850,900
  City of Houston, Housing Corporation
    No. 1, First Lien Revenue Refunding
    Bonds, Series 1996 (6800 Long Drive
    Apartments - Section 8 New Construction
    Program), Houston, Texas,
    6.625%, 2-1-2020 ...................................     2,305     2,359,744
  City of Houston, Texas, Airport System
    Special Facilities Revenue Bonds
    (Continental Airlines, Inc. Terminal
    Improvement Projects), Series 1997B,
    6.125%, 7-15-2027 ..................................     2,000     2,060,000
    Total ..............................................              22,509,157

UTAH - 5.09%
  Tooele County, Utah, Hazardous Waste
    Treatment Revenue Bonds (Union Pacific
    Corporation/USPCI, Inc. Project),
    Series A,
    5.7%, 11-1-2026 ....................................    17,000    16,808,750
  Intermountain Power Agency, Power Supply
    Revenue Refunding Bonds, 1993 Series A,
    Inverse Floating Rate Securities (INFLOS),
    7.671%, 7-1-2021 (A) ...............................     5,950     6,351,625
  Utah Housing Finance Agency, Revenue Bonds
    (RHA Community Services of Utah, Inc.
    Project), Series 1997A,
    6.875%, 7-1-2027 ...................................     2,440     2,537,600
  Carbon County, Utah, Solid Waste Disposal
    Refunding Revenue Bonds, Series 1991
    (Sunnyside Cogeneration Associates Project),
    9.25%, 7-1-2018 (C) ................................     2,500     1,500,000
    Total ..............................................              27,197,975

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 1999

                                                          Principal
                                                          Amount in
                                                          Thousands     Value
MUNICIPAL BONDS (Continued)
VERMONT - 1.46%
  Vermont Industrial Development Authority,
    Mortgage Revenue Bonds, Wake Robin
    Corporation Project, Series 1993A:
    8.75%, 4-1-2023 ....................................   $ 4,465  $  5,006,381
    8.75%, 3-1-2023 ....................................     2,500     2,803,125
    Total ..............................................               7,809,506

VIRGIN ISLANDS - 0.47%
  Virgin Islands Public Finance Authority
    Revenue and Refunding  Bonds (Virgin
    Islands Matching Fund Loan Notes),
    Series 1998 A (Senior Lien/Refunding):
    5.625%, 10-1-2025 ..................................     1,500     1,526,250
    5.5%, 10-1-2018 ....................................     1,000     1,008,750
    Total ..............................................               2,535,000

VIRGINIA - 2.75%
  Peninsula Ports Authority of Virginia,
    Port Facility Refunding Revenue Bonds
    (Ziegler Coal Project), Series 1997 (Non-AMT),
    6.9%, 5-2-2022 .....................................     5,000     5,018,750
  Norfolk Redevelopment and Housing Authority,
    Multifamily Rental Housing Facility
    Revenue Bonds, Series 1996 (1016 Limited
    Partnership-Sussex Apartments Project),
    8.0%, 9-1-2026 .....................................     3,495     3,621,694
  Fairfax County Redevelopment and Housing
    Authority, Multifamily Housing Revenue
    Refunding Bonds (Burke Shire Commons
    Apartments Project), Series 1996,
    7.6%, 10-1-2036 ....................................     3,000     3,090,000
  Pocahontas Parkway Association, Route 895
    Connector, Toll Road Revenue Bonds, Senior
    Capital Appreciation Bonds, Series 1998B,
    0.0%, 8-15-2018 ....................................     9,000     2,981,250
    Total ..............................................              14,711,694

WASHINGTON - 1.63%
  Port of Anacortes, Washington, Revenue and
    Refunding Bonds, 1998 Series A (AMT),
    5.625%, 9-1-2016 ...................................     3,790     3,752,100
  Pilchuck Development Public Corporation
    (State of Washington), Special Facilities
    Airport Revenue Bonds, Series 1993
    (TRAMCO, INC. Project),
    6.0%, 8-1-2023 .....................................     3,500     3,618,125

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 1999

                                                          Principal
                                                          Amount in
                                                          Thousands     Value
MUNICIPAL BONDS (Continued)
WASHINGTON (Continued)
  Housing Authority of the City of Seattle,
    Low-Income Housing Assistance Revenue
    Bonds, 1995 (GNMA Collateralized Mortgage
    Loan - Kin On Project),
    7.4%, 11-20-2036 ...................................   $ 1,142  $  1,321,865
    Total ..............................................               8,692,090

WEST VIRGINIA - 0.31%
  Upshur County, West Virginia, Solid Waste
    Disposal Revenue Bonds (TJ International
    Project), Series 1995,
    7.0%, 7-15-2025 ....................................     1,500     1,635,000

WISCONSIN - 2.03%
  Wisconsin Health and Educational Facilities
    Authority, Revenue Bonds, Series 1995:
    National Regency of New Berlin, Inc.
    Project,
    8.0%, 8-15-2025 ....................................     4,500     5,040,000
    Hess Memorial Hospital Association, Inc.
    Project,
    7.75%, 11-1-2015 ...................................     3,400     3,859,000
  City of Superior, Wisconsin, Water Supply
    Facilities Revenue Refunding Bonds
    (Superior Water, Light and Power Company
    Project), Series 1996,
    6.125%, 11-1-2021 ..................................     1,910     1,955,363
    Total ..............................................              10,854,363

WYOMING - 0.20%
  Teton County Hospital District (St. John's
    Hospital and Living Center), Jackson Hole,
    Wyoming, Hospital Refunding and Improvement
    Revenue Bonds, Series 1998,
    5.8%, 12-1-2017 ....................................     1,000     1,041,250

TOTAL MUNICIPAL BONDS - 97.79%                                      $522,750,390
  (Cost: $496,023,923)

TOTAL SHORT-TERM SECURITIES - 2.14%                                 $ 11,460,152
  (Cost: $11,460,152)

TOTAL INVESTMENT SECURITIES - 99.93%                                $534,210,542
  (Cost: $507,484,075)

                 See Notes to Schedule of Investments on page.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
MARCH 31, 1999

                                                                        Value
CASH AND OTHER ASSETS, NET OF LIABILITIES - 0.07%                        393,842

NET ASSETS - 100.00%                                                $534,604,384

Notes to Schedule of Investments

(A) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 1999.

(B) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.

(C) Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1999
(In Thousands, Except for Per Share and Share Amounts)

Assets
  Investment securities - at value
    (Notes 1 and 3) ...........................................     $    534,211
  Cash ........................................................               97
  Receivables:
    Interest ..................................................            9,015
    Fund shares sold ..........................................              401
  Prepaid insurance premium ...................................                9
                                                                    ------------
     Total assets .............................................          543,733
                                                                    ------------
Liabilities
  Payable for investment securities purchased .................            6,953
  Payable to Fund shareholders ................................            1,753
  Dividends payable ...........................................              244
  Accrued service fee (Note 2) ................................               83
  Accrued transfer agency and dividend
    disbursing (Note 2) .......................................               51
  Accrued management fee (Note 2) .............................                7
  Accrued distribution fee (Note 2) ...........................                6
  Accrued accounting services fee (Note 2) ....................                5
  Other .......................................................               27
                                                                    ------------
     Total liabilities ........................................            9,129
                                                                    ------------
       Total net assets .......................................     $    534,604
                                                                    ============
Net Assets
  $1.00 par value capital stock
    Capital stock .............................................     $     97,217
    Additional paid-in capital ................................          408,082
  Accumulated undistributed income:
    Accumulated undistributed net realized
       gain on investment transactions ........................            2,579
    Net unrealized appreciation in value of
       investments ............................................           26,726
                                                                    ------------
     Net assets applicable to outstanding
       units of capital .......................................     $    534,604
                                                                    ============
Net asset value per share (net assets divided
  by shares outstanding)
  Class A .....................................................            $5.50
  Class Y .....................................................            $5.50
Capital shares outstanding
  Class A .....................................................       97,216,586
  Class Y .....................................................              367
Capital shares authorized .....................................      300,000,000

                       See notes to financial statements.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
STATEMENT OF OPERATIONS
For the Six Months Ended MARCH 31, 1999
(In Thousands)

Investment Income
  Interest and amortization (Note 1B) .........................         $16,721
                                                                        -------
  Expenses (Note 2):
    Investment management fee .................................           1,290
    Service fee - Class A .....................................             519
    Transfer agency and dividend disbursing - Class A .........             218
    Distribution fee - Class A ................................              37
    Accounting services fee ...................................              30
    Custodian fees ............................................              12
    Audit fees ................................................              10
    Legal fees ................................................               6
    Other .....................................................             103
                                                                        -------
      Total expenses ..........................................           2,225
                                                                        -------
        Net investment income .................................          14,496
                                                                        -------
Realized and Unrealized Gain (Loss) on Investments
  (Notes 1 and 3)
  Realized net gain on investments ............................           3,322
  Unrealized depreciation in value of
    investments during the period .............................          (9,204)
                                                                        -------
    Net loss on investments ...................................          (5,882)
                                                                        -------
      Net increase in net assets resulting
        from operations .......................................         $ 8,614
                                                                        =======

                       See notes to financial statements.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

(Dollars In Thousands)                              For the six   For the fiscal
                                                    months ended    year ended
                                                      March 31,    September 30,
                                                        1999           1998
  Increase in Net Assets                            ------------  --------------
  Operations:
    Net investment income .........................  $  14,496       $  28,519
    Realized net gain on investments ..............      3,322          12,638
    Unrealized appreciation (depreciation) ........     (9,204)          5,793
                                                     ---------       ---------
      Net increase in net assets
        resulting from operations .................      8,614          46,950
                                                     ---------       ---------
  Distributions to shareholders from (Note 1D):*
    Net investment income:
      Class A .....................................    (14,496)        (28,519)
      Class Y** ...................................         --              --
    Realized net gains on investment transactions:
      Class A .....................................    (12,279)         (6,027)
      Class Y** ...................................         --              --
                                                     ---------       ---------
                                                       (26,775)        (34,546)
                                                     ---------       ---------
  Capital share transactions:
    Proceeds from sale of shares:
      Class A (6,708,706 and 11,013,539
        shares, respectively) .....................     37,426          62,198
      Class Y (708 and 3,493 shares,
        respectively) .............................          4              20
    Proceeds from reinvestment of dividends
      and/or capital gains distribution:
      Class A (4,146,677 and 4,977,786
        shares, respectively) .....................     22,974          27,654
      Class Y (13 and 15 shares,
        respectively)** ...........................         --              --
    Payments for shares redeemed:
      Class A (5,339,419 and 9,576,509
        shares, respectively) .....................    (29,832)        (53,817)
      Class Y (354 and 3,508 shares,
        respectively) .............................         (2)            (20)
                                                     ---------       ---------
        Net increase in net assets resulting
         from capital share transactions ..........     30,570          36,035
                                                     ---------       ---------
         Total increase ...........................     12,409          48,439
Net Assets
  Beginning of period .............................    522,195         473,756
                                                     ---------       ---------
  End of period ...................................  $ 534,604         522,195
                                                     =========       =========
    Undistributed net investment income ...........  $      --         $    --
                                                     =========       =========

 *    See "Financial Highlights" on pages __-__.

**   Amounts not shown due to rounding.

                       See notes to financial statements.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                          For the
                            six                      For the fiscal year ended
                          months                           September 30,
                           ended        -------------------------------------------------------
                          3/31/99         1998        1997        1996        1995        1994
                          -------       -------     -------     -------     -------     -------
Net asset value,
  beginning of
  period ..............    $5.69         $5.55       $5.31       $5.27       $5.12       $5.53
                          ------        ------      ------      ------      ------      ------
Income from investment
  operations:
  Net investment
    income ............     0.15          0.32        0.34        0.34        0.35        0.34
  Net realized and
    unrealized gain
    (loss) on
    investments .......    (0.06)         0.21        0.25        0.04        0.17       (0.34)
                          ------        ------      ------      ------      ------      ------
Total from investment
  operations ..........     0.09          0.53        0.59        0.38        0.52        0.00
                          ------        ------      ------      ------      ------      ------
Less distributions:
  Declared from net
    investment income .    (0.15)        (0.32)      (0.34)      (0.34)      (0.35)      (0.34)
  From capital gains ..    (0.13)        (0.07)      (0.01)      (0.00)      (0.00)      (0.07)
  In excess
    of capital gains ..    (0.00)        (0.00)      (0.00)      (0.00)      (0.02)      (0.00)
                          ------        ------      ------      ------      ------      ------
Total distributions ...    (0.28)        (0.39)      (0.35)      (0.34)      (0.37)      (0.41)
                          ------        ------      ------      ------      ------      ------
Net asset value, end
  of period ...........    $5.50         $5.69       $5.55       $5.31       $5.27       $5.12
                          ======        ======      ======      ======      ======      ======
Total return* .........     1.77%         9.88%      11.45%       7.40%      10.63%       0.05%
Net assets, end
  of period (in
  millions) ...........     $535          $522        $474        $400        $383        $345
Ratio of expenses to
  average net
  assets ..............     0.85%**       0.82%       0.78%       0.81%       0.76%       0.76%
Ratio of net investment
  income to average
  net assets ..........     5.52%**       5.72%       6.19%       6.41%       6.75%       6.39%
Portfolio turnover
  rate ................     8.05%        35.16%      19.47%      26.91%      19.07%      26.26%

 * Total return calculated without taking into account the sales load deducted on an initial purchase.

**   Annualized.

                       See notes to financial statements.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                       For the period from   For the period
                                       December 30, 1998*    from July 1, 1998*
                                       to March 31, 1999     to August 25, 1998
                                       -------------------   -------------------
Net asset value,
  beginning of
  period ...............................      $5.65              $5.64
                                              -----              -----
Income from investment
  operations:
  Net investment
    income .............................       0.08               0.05
  Net realized and
    unrealized gain (loss)
    on investments .....................      (0.02)              0.01
                                              -----              -----
Total from investment
  operations ...........................       0.06               0.06
                                              -----              -----
Less distributions:
  Declared from net
    investment income ..................      (0.08)             (0.05)
  From capital gains ...................      (0.13)             (0.00)
                                              -----              -----
Total distributions ....................      (0.21)             (0.05)
                                              -----              -----
Net asset value, end
  of period ............................      $5.50              $5.65
                                              =====              =====
Total return ...........................       1.47%              1.07%
Net assets, end
  of period (000
  omitted) .............................         $2                 $0
Ratio of expenses to
  average net
  assets ...............................       0.08%**            0.61%**
Ratio of net investment
  income to average
  net assets ...........................       5.60%**            5.99%**
Portfolio turnover
  rate .................................       8.05%***          35.16%**

  * Class Y shares commenced operations on July 1, 1998 and continued operations until August 25, 1998 when all outstanding Class Y shares were redeemed at the ending net asset value shown in the table. Operations recommenced on December 30, 1998.

 **  Annualized.

***  For the six months ended March 31, 1999.

                       See notes to financial statements.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
MARCH 31, 1999

NOTE 1 -- Significant Accounting Policies

     United Municipal High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high level of income which is not subject to Federal income taxation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Municipal bonds and the taxable obligations in the Fund's investment portfolio are not listed or traded on any securities exchange. Therefore, municipal bonds are valued using a pricing system provided by a pricing service or dealer in bonds. Short-term debt securities, whether taxable or nontaxable, are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code) and premiums on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. In addition, the Fund intends to meet requirements of the Internal Revenue Code which will permit it to pay dividends from net investment income, substantially all of which will be exempt from Federal income tax. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .10% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $21.5 billion of combined net assets at March 31, 1999) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion,
 .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                             Accounting Services Fee

                         Average
                      Net Asset Level           Annual Fee
                (all dollars in millions)  Rate for Each Level
                -------------------------  -------------------
                  From $    0 to $   10           $      0
                  From $   10 to $   25           $ 10,000
                  From $   25 to $   50           $ 20,000
                  From $   50 to $  100           $ 30,000
                  From $  100 to $  200           $ 40,000
                  From $  200 to $  350           $ 50,000
                  From $  350 to $  550           $ 60,000
                  From $  550 to $  750           $ 70,000
                  From $  750 to $1,000           $ 85,000
                       $1,000 and Over            $100,000

     The Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares was paid in that month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions (which are not an expense of the Fund) of $745,416 out of which W&R paid sales commissions of $429,225 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $10,269, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $64,472,505, while proceeds from maturities and sales aggregated $41,487,047. Purchases of short-term securities aggregated $129,872,222, while proceeds from maturities and sales aggregated $126,591,193. No U.S. Government securities were bought or sold during the period ended March 31, 1999.

     For Federal income tax purposes, cost of investments owned at March 31, 1999 was $507,596,882, resulting in net unrealized appreciation of $26,613,660, of which $29,567,969 related to appreciated securities and $2,954,309 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $12,280,208 during its fiscal year ended September 30, 1998, which has been distributed to the Fund's shareholders.

NOTE 5 -- Multiclass Operations

     On January 30, 1996, the Fund was authorized to offer two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure. A comprehensive discussion of the terms under which shares of either class are offered is contained in the Prospectus and the Statement of Additional Information for the Fund.

     Income, non-class specific expenses and realized and unrealized gains and losses are allocated daily to each class of shares based on the value of relative net assets as of the beginning of each day adjusted for the prior day's capital share activity.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Municipal High Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Municipal High Income Fund, Inc. (the "Fund") as of March 31, 1999, and the related statement of operations for the six-month period then ended, the statements of changes in net assets for the six-month period then ended and the fiscal year ended September 30, 1998, and the financial highlights for the six-month period ended March 31, 1999 and for each of the five fiscal years in the period ended September 30, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of United Municipal High Income Fund, Inc. as of March 31, 1999, the results of its operations for the six-month period then ended, the changes in its net assets for the six-month period then ended and the fiscal year ended September 30, 1998, and the financial highlights for the six-month period ended March 31, 1999 and for each of the five fiscal years in the period ended September 30, 1998 in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
May 7, 1999

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1998

                                                         Principal
                                                         Amount in
                                                         Thousands     Value
MUNICIPAL BONDS
ALABAMA - 0.41%
  The Marshall County Health Care Authority,
    Hospital Revenue Refunding Bonds,
    Series 1992 (Guntersville-Arab
    Medical Center),
    7.0%, 10-1-2013 .............................         $ 1,000  $  1,081,250
  The Medical Clinic Board of the City of Ozark,
    Alabama, First Mortgage Revenue Bonds (United
    States Health & Housing Foundation, Inc.
    Project), Series 1988-A,
    10.0%, 10-1-2015 ............................           1,000     1,039,410
    Total .......................................                     2,120,660

ALASKA - 0.73%
  City of Seward, Alaska, Revenue Bonds, 1996
    (Alaska Sealife Center Project),
    7.65%, 10-1-2016 ............................           2,000     2,160,000
  Anchorage Parking Authority, Lease Revenue
    Refunding Bonds, Series 1993 (5th Avenue
    Garage Project),
    6.75%, 12-1-2008 ............................           1,500     1,633,125
    Total .......................................                     3,793,125

ARIZONA - 1.58%
  The Industrial Development Authority of the
    County of Gila, Arizona, Environmental
    Revenue Refunding Bonds (ASARCO Incorporated
    Project), Series 1998,
    5.55%, 1-1-2027 .............................           4,750     4,833,125
  Hayden-Winkelman Unified School District No.
    41 of Gila County, Arizona, Capital
    Appreciation Refunding Bonds, Series 1995,
    0.0%, 7-1-2010 ..............................           6,145     3,395,112
    Total .......................................                     8,228,237

ARKANSAS - 0.31%
  City of Little Rock, Arkansas, Capital
    Improvement Revenue Bonds (Parks and
    Recreation Projects), Series 1998A,
    5.8%, 1-1-2023 ..............................           1,600     1,614,000

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1998

                                                         Principal
                                                         Amount in
                                                         Thousands     Value
MUNICIPAL BONDS (Continued)
CALIFORNIA - 7.53%
  California Statewide Communities Development
    Authority:
    Special Facilities Lease Revenue Bonds, 1997
    Series A (United Air Lines, Inc. - San Francisco
    International Airport Projects),
    5.7%, 10-1-2033 .............................         $ 8,000  $  8,330,000
    Hospital Refunding Revenue Certificates
    of Participation, Series 1993, Cedars-Sinai
    Medical Center, Inverse Floating Rate Security,
    7.068%, 11-1-2015 (A) .......................           4,000     4,195,000
  Foothill/Eastern Transportation Corridor
    Agency, Toll Road Revenue Bonds, Series
    1995A,
    0.0%, 1-1-2013 (B) ..........................          11,925    10,195,875
  Hi-Desert Memorial Hospital District,
    Revenue Bonds, Series 1994A,
    8.0%, 10-1-2019 .............................           3,000     3,720,000
  Sierra Kings Health Care District Revenue
    Bonds, Series 1996,
    6.5%, 12-1-2026 .............................           3,000     3,120,000
  Transmission Agency of Northern California,
    California-Oregon Transmission Project,
    Revenue Refunding Bonds, 1993 Series A,
    INFLOS,
    6.782%, 4-29-2024 (A) .......................           2,500     2,728,125
  San Joaquin Hills Transportation Corridor
    Agency (Orange County, California),
    Senior Lien Toll Road Revenue Bonds,
    0.0%, 1-1-2011 (B) ..........................           2,500     2,621,875
  Certificates of Participation (1991 Capital
    Improvement Project), Bella Vista Water
    District (California),
    7.375%, 10-1-2017 ...........................           1,500     1,651,875
  Carson Redevelopment Agency (California),
    Redevelopment Project Area No. 1,
    Tax Allocation Bonds, Series 1993B,
    6.0%, 10-1-2016 .............................           1,500     1,606,875
  Kings County Waste Management Authority,
    Solid Waste Revenue Bonds, Series 1994
    (California),
    7.2%, 10-1-2014 .............................           1,000     1,168,750
    Total .......................................                    39,338,375

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1998

                                                         Principal
                                                         Amount in
                                                         Thousands     Value
MUNICIPAL BONDS (Continued)
COLORADO - 5.97%
  Colorado Housing and Finance Authority,
    Single Family Program Bonds:
    1998 Series A-2 Senior Bonds (AMT),
    6.6%, 5-1-2028 ..............................         $ 2,500  $  2,803,125
    1997 Series B-2, Senior Bonds (AMT)
    7.0%, 5-1-2026 ..............................           2,250     2,539,688
  Sand Creek Metropolitan District, Adam
    County and City and County of Denver,
    Colorado, General Obligation Limited
    Tax Bonds:
    Series 1998,
    6.625%, 12-1-2017 ...........................           3,070     3,089,188
    Series 1997,
    7.125%, 12-1-2016 ...........................           2,000     2,070,000
  Boulder County, Colorado, Hospital Development
    Revenue Bonds (Longmont United Hospital
    Project), Series 1997,
    5.6%, 12-1-2027 .............................           4,000     4,125,000
  City and County of Denver, Colorado,
    Revenue Bonds (Jewish Community Centers
    of Denver Project), Series 1994:
    8.25%, 3-1-2024 .............................           2,390     2,575,225
    7.875%, 3-1-2019 ............................             815       870,012
  Colorado Health Facilities Authority:
    Revenue Bonds (National Jewish Medical
    and Research Center Project),
    Series 1998,
    5.375%, 1-1-2028 ............................           2,000     1,987,500
    Hospital Revenue Bonds (Steamboat Springs
    Health Care Association Project),
    Series 1997,
    5.75%, 9-15-2022 ............................           1,000     1,025,000
  Parker Jordan Metropolitan District,
    Arapahoe County, Colorado, General
    Obligation Bonds, Series 1998B,
    6.1%, 12-1-2017 .............................           1,935     1,910,813
  Pitkin County, Colorado, Lease Purchase
    Agreement, Certificates of Participation
    (County Administration Building Project),
    Series 1991,
    7.4%, 10-1-2011 .............................           1,500     1,635,000
  Highlands Ranch Metropolitan District No. 3,
    Douglas County, Colorado, General Obligation
    Bonds, Series 1998A,
    5.25%, 12-1-2018 ............................           1,500     1,520,625

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1998

                                                         Principal
                                                         Amount in
                                                         Thousands     Value
MUNICIPAL BONDS (Continued)
COLORADO (Continued)
  City of Black Hawk, Colorado, Device Tax
    Revenue Bonds, Series 1998,
    5.625%, 12-1-2021 ...........................         $ 1,250  $  1,242,187
  Bachelor Gulch Metropolitan District,
    Eagle County, Colorado, General Obligation
    Bonds, Series 1996,
    7.0%, 12-1-2015 .............................           1,095     1,156,594
  Eaglebend Affordable Housing Corporation,
    Multifamily Housing Project Revenue
    Refunding Bonds, Series 1997A,
    6.45%, 7-1-2021 .............................           1,000     1,070,000
  Town of Erie, Colorado (In Boulder and
    Weld Counties), Water Enterprise
    Revenue Bonds, Series 1997B,
    6.125%, 12-1-2021 ...........................           1,000     1,050,000
  Mountain Village Metropolitan District, San
    Miguel County, Colorado, General
    Obligation Refunding Bonds, Series 1992,
    8.1%, 12-1-2011 .............................             465       519,638
    Total .......................................                    31,189,595

CONNECTICUT - 2.19%
  Eastern Connecticut Resource Recovery
    Authority, Solid Waste Revenue Bonds
    (Wheelabrator Lisbon Project),
    Series 1993A,
    5.5%, 1-1-2014 ..............................           5,250     5,341,875
  State of Connecticut Health and
    Education Facilities Authority,
    Revenue Bonds, Edgehill Issue
    Series A (Fixed Rate),
    6.875%, 7-1-2027 ............................           2,400     2,541,000
  Connecticut Development Authority, Pollution
    Control Revenue Refunding Bonds (The
    Connecticut Light and Power Company
    Project - 1993B Series),
    5.95%, 9-1-2028 .............................           2,500     2,528,125
  Connecticut Development Authority, First
    Mortgage Gross Revenue Health Care
    Project Refunding Bonds (Church Homes,
    Inc., Congregational Avery Heights
    Project - 1997 Series),
    5.8%, 4-1-2021 ..............................           1,000     1,030,000
    Total .......................................                    11,441,000

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1998

                                                         Principal
                                                         Amount in
                                                         Thousands     Value
MUNICIPAL BONDS (Continued)
DISTRICT OF COLUMBIA - 1.07%
  Certificates of Participation, Series 1993,
    District of Columbia,
    7.3%, 1-1-2013 ..............................         $ 3,000  $  3,375,000
  District of Columbia Revenue Bonds
    (National Public Radio Issue),
    Series 1992,
    7.625%, 1-1-2013 ............................           2,000     2,200,000
    Total .......................................                     5,575,000

FLORIDA - 5.10%
  Lake County, Florida, Resource Recovery
    Industrial Development Refunding Revenue
    Bonds (NRG/Recovery Group Project),
    Series 1993A,
    5.95%, 10-1-2013 ............................           6,850     7,261,000
  St. Johns County Industrial Development
    Authority (Florida):
    Health Care Revenue Bonds, Tax Exempt
    Series 1997A (Bayview Project),
    7.1%, 10-1-2026 .............................           4,000     4,380,000
    Industrial Development Revenue Bonds,
    Series 1997A (Professional Golf Hall of
    Fame Project),
    5.5%, 3-1-2017 ..............................           1,000     1,066,250
  Sanford Airport Authority (Florida),
    Industrial Development Revenue Bonds
    (Central Florida Terminals, Inc. Project):
    Series 1995A,
    7.75%, 5-1-2021 .............................           4,000     4,415,000
    Series 1995C,
    7.5%, 5-1-2021 ..............................             500       547,500
  Sarasota County (Florida) Health Facilities
    Authority, Health Care Facilities
    Revenue Refunding Bonds, Series 1995
    (Sarasota-Manatee Jewish Housing Council,
    Inc. Project),
    6.7%, 7-1-2025 ..............................           3,000     3,180,000
  Housing Finance Authority of Broward
    County, Florida, Multifamily Housing
    Revenue Bonds:
    Pembroke Park Apartments Project,
    Series 1998,
    5.75%, 4-1-2038 .............................           1,385     1,400,581
    Stirling Apartments Project,
    Series 1998,
    5.75%, 4-1-2038 .............................           1,000     1,011,250

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1998

                                                         Principal
                                                         Amount in
                                                         Thousands     Value
MUNICIPAL BONDS (Continued)
FLORIDA (Continued)
  Dade County Industrial Development Authority,
    Industrial Development Revenue Bonds,
    Series 1995 (Miami Cerebral Palsy
    Residential Services, Inc. Project),
    8.0%, 6-1-2022 ..............................         $ 1,900  $  2,063,875
  City of Fort Walton Beach, First Mortgage
    Industrial Development Revenue Bonds,
    Series 1986 (Ft. Walton Beach Ventures,
    Inc. Project),
    10.5%, 12-1-2016 ............................           1,270     1,309,878
    Total .......................................                    26,635,334

GEORGIA - 1.34%
  Coffee County Hospital Authority (Georgia),
    Revenue Anticipation Certificates (Coffee
    Regional Medical Center, Inc. Project),
    Series 1997A,
    6.75%, 12-1-2016 ............................           5,000     5,243,750
  Development Authority of Fulton County
    (Georgia), Special Facilities Revenue Bonds
    (Delta Air Lines, Inc. Project), Series 1998,
    5.5%, 5-1-2033 ..............................           1,750     1,752,187
    Total .......................................                     6,995,937

HAWAII - 0.57%
  Department of Transportation of the State
    of Hawaii, Special Facility Revenue Bonds
    (Continental Airlines, Inc.), Series 1997,
    5.625%, 11-15-2027 ..........................           3,000     3,000,000

IDAHO - 0.48%
  Idaho Health Facilities Authority, Hospital
    Revenue Refunding Bonds, Series 1992
    (IHC Hospitals, Inc.), Indexed Inverse
    Floating Rate Securities,
    8.25%, 2-15-2021 (A) ........................           2,000     2,490,000

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1998

                                                         Principal
                                                         Amount in
                                                         Thousands     Value
MUNICIPAL BONDS (Continued)
ILLINOIS - 3.55%
  Illinois Health Facilities Authority:
    Revenue Refunding Bonds, Series
    1995A (Fairview Obligated Group),
    7.125%, 8-15-2017 ...........................         $ 3,525  $  3,881,906
    Revenue Refunding Bonds, Series 1998
    (Lifelink Corporation Obligated Group),
    5.7%, 2-15-2024 .............................           2,200     2,164,250
  City of Hillsboro, Montgomery County,
    Illinois, General Obligation Bonds
    (Alternate Revenue Source), Series 1991,
    7.5%, 12-1-2021 .............................           2,640     2,940,300
  Illinois Development Finance Authority
    Revenue Bonds, Series 1993C (Catholic
    Charities Housing Development
    Corporation Project),
    6.1%, 1-1-2020 ..............................           2,500     2,628,125
  Village of Lansing, Illinois, Landings
    Redevelopment Project Area, Tax Increment
    Refunding Revenue Bonds (Limited Sales
    Tax Pledge), Series 1992,
    7.0%, 12-1-2008 .............................           2,000     2,217,500
  Village of Hodgkins, Cook County, Illinois,
    Tax Increment Revenue Refunding Bonds,
    Series 1995A,
    7.625%, 12-1-2013 ...........................           1,750     1,955,625
  Village of Carol Stream, DuPage County,
    Illinois, First Mortgage Revenue
    Refunding Bonds, Series 1997 (Windsor
    Park Manor Project),
    7.0%, 12-1-2013 .............................           1,500     1,578,750
  Village of Bourbonnais, Kankakee County,
    Illinois, Sewerage Revenue Bonds,
    Series 1993,
    7.25%, 12-1-2012 ............................           1,085     1,182,650
    Total .......................................                    18,549,106

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1998

                                                         Principal
                                                         Amount in
                                                         Thousands     Value
MUNICIPAL BONDS (Continued)
INDIANA - 3.57%
  Indiana Health Facility Financing Authority:
    Revenue Refunding Bonds, Series 1998
    (Greenwood Village South Project),
    5.625%, 5-15-2028 ...........................         $ 4,100  $  4,079,500
    Hospital Revenue Refunding Bonds, Series 1998
    (Jackson County Schneck Memorial Hospital Project),
    5.25%, 2-15-2022 ............................           1,600     1,600,000
    Hospital Revenue Refunding Bonds, Series 1996
    (Hancock Memorial Hospital and Health Services),
    6.125%, 8-15-2017 ...........................           1,250     1,342,187
    Hospital Revenue Bonds, Series 1992
    (Fayette Memorial Hospital Project),
    7.2%, 10-1-2022 .............................           1,000     1,085,000
  Indianapolis Airport Authority, Special
    Facilities Revenue Bonds,
    Series 1995 A, United Air Lines, Inc.,
    Indianapolis Maintenance Center Project,
    6.5%, 11-15-2031 ............................           6,000     6,540,000
  City of Goshen, Indiana, Revenue Bonds,
    Series 1998 (Greencroft Obligated Group),
    5.75%, 8-15-2028 ............................           2,000     1,970,000
  City of Carmel, Indiana, Retirement Rental
    Housing Revenue Refunding Bonds (Beverly
    Enterprises - Indiana, Inc. Project),
    Series 1992,
    8.75%, 12-1-2008 ............................           1,450     1,620,375
  Indiana Housing Finance Authority, Residential
    Mortgage Bonds, 1988 Series R-A,
    0.0%, 1-1-2013 ..............................           1,315       391,213
    Total .......................................                    18,628,275

IOWA - 2.43%
  City of Creston, Iowa, Industrial Development
    Revenue Bonds, Series 1997A (CF Processing,
    L.C. Project),
    8.0%, 8-1-2026 ..............................           5,000     5,187,500
  City of Cedar Rapids, Iowa, First Mortgage
    Revenue Bonds, Series 1998-A (Cottage Grove
    Place Project),
    5.875%, 7-1-2028 ............................           5,000     4,931,250
  Iowa Finance Authority, Community Rehabilitation
    Providers Revenue Bonds (Lutheran Children's
    Home Society - Bremwood Project), Series 1998,
    5.8%, 12-1-2024 .............................           2,545     2,560,906
    Total .......................................                    12,679,656

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1998

                                                         Principal
                                                         Amount in
                                                         Thousands     Value
MUNICIPAL BONDS (Continued)
KANSAS - 1.94%
  Certificates of Participation, Series 1998A,
    Evidencing Proportionate Interests of the
    Owners Thereof in Rental Payments to be
    Made by the City of Spring Hill, Kansas, to
    Spring Hill Golf Corporation,
    6.5%, 1-15-2028 .............................         $ 4,000  $  3,895,000
  Kansas Development Finance Authority,
    Community Provider Loan Program (Community
    Living Opportunities, Inc.), Series
    1992A Revenue Bonds,
    8.875%, 9-1-2011 ............................           2,790     2,988,788
  City of Prairie Village, Kansas, Revenue Bonds,
    (Claridge Court Project), Series 1993A:
    8.75%, 8-15-2023 ............................           1,000     1,108,750
    8.5%, 8-15-2004 .............................             890       989,013
  Sedgwick County, Kansas and Shawnee County,
    Kansas, Single Family Mortgage Revenue
    Bonds (Mortgage-Backed Securities Program),
    1997 Series A-1 (AMT),
    5.5%, 6-1-2029 ..............................           1,000     1,141,250
    Total .......................................                    10,122,801

KENTUCKY - 1.05%
  Kentucky Economic Development Finance Authority,
    Health Care Facilities Revenue Bonds, Series
    1998 (The Christian Church Homes of Kentucky,
    Inc. Obligated Group),
    5.5%, 11-15-2030 ............................           4,425     4,413,937
  County of Perry, Kentucky, Solid Waste
    Disposal Revenue Bonds (TJ International
    Project), Series 1994,
    7.0%, 6-1-2024 ..............................           1,000     1,093,750
    Total .......................................                     5,507,687

LOUISIANA - 1.18%
  Louisiana Public Facilities Authority,
    Hospital Revenue and Refunding Bonds
    (Pendleton Memorial Methodist Hospital
    Project), Series 1998,
    5.25%, 6-1-2028 .............................           3,000     2,868,750
  Board of Commissioners of the Port of New
    Orleans, Industrial Development Revenue
    Refunding Bonds (Continental Grain Company
    Project), Series 1993,
    7.5%, 7-1-2013 ..............................           2,000     2,215,000

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1998

                                                         Principal
                                                         Amount in
                                                         Thousands     Value
MUNICIPAL BONDS (Continued)
LOUISIANA (Continued)
  LaFourche Parish Home Mortgage Authority,
    Tax-Exempt Capital Appreciation Refunding
    Bonds, Series 1990-B, Class B-2,
    0.0%, 5-20-2014 .............................         $ 3,300  $  1,093,125
    Total .......................................                     6,176,875

MAINE - 0.57%
  Maine Veterans' Homes, Revenue Bonds,
    1995 Series,
    7.75%, 10-1-2020 ............................           2,810     2,957,525

MARYLAND - 0.69%
  Maryland Economic Development Corporation,
    Senior Lien Revenue Bonds (Rocky Gap
    Golf Course and Hotel/Meeting Center
    Project), Series 1996 A,
    8.375%, 10-1-2009 ...........................           3,250     3,579,062

MASSACHUSETTS - 7.63%
  Massachusetts Industrial Finance Agency:
    First Mortgage Revenue Bonds, Reeds
    Landing Project, Series 1993,
    8.625%, 10-1-2023 ...........................           9,945    11,411,888
    Resource Recovery Revenue Bonds (SEMASS
    Project), Series 1991B,
    9.25%, 7-1-2015 .............................           4,800     5,400,000
    Revenue Bonds, Glenmeadow Retirement
    Community Project, Series 1996C:
    8.625%, 2-15-2026 ...........................           2,200     2,868,250
    8.375%, 2-15-2018 ...........................           1,260     1,622,250
    Resource Recovery Revenue Refunding Bonds
    (Ogden Haverhill Project),
    Series 1998A Bonds,
    5.6%, 12-1-2019 .............................           2,500     2,525,000
    Revenue Bonds, Beaver Country Day School
    Issue, Series 1992, Subseries A,
    8.1%, 3-1-2008 ..............................           1,415     1,503,437
  Massachusetts Municipal Wholesale Electric
    Company, Power Supply System Revenue Bonds,
    1993 Series A INFLOS,
    6.966%, 7-1-2018 (A) ........................           8,000     8,750,000

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1998

                                                         Principal
                                                         Amount in
                                                         Thousands     Value
MUNICIPAL BONDS (Continued)
MASSACHUSETTS (Continued)
  Massachusetts Health and Educational
    Facilities Authority, Revenue Bonds,
    Beth Israel Hospital Issue, Series G-4,
    Inverse Floating Rate Securities,
    8.471%, 7-1-2025 (A) ........................         $ 5,000  $  5,756,250
    Total .......................................                    39,837,075

MICHIGAN - 0.24%
  City of Flint Hospital Building Authority,
    Revenue Rental Bonds, Series 1998B
    (Hurley Medical Center),
    5.375%, 7-1-2028 ............................           1,250     1,264,062

MISSISSIPPI - 0.47%
  Lowndes County, Mississippi, Solid Waste
    Disposal and Pollution Control Refunding
    Revenue Bonds (Weyerhaeuser Company
    Project), Series 1992B, Indexed Inverse
    Floating/Fixed Term Bonds,
    8.25%, 4-1-2022 (A) .........................           2,000     2,472,500

MISSOURI - 5.99%
  State Environmental Improvement and Energy
    Resources Authority (State of Missouri),
    Water Facilities Revenue Bonds
    (Tri-County Water Authority Project),
    Series 1992:
    8.75%, 4-1-2022 .............................           4,340     4,779,425
    8.25%, 4-1-2002 .............................             445       477,819
  The Industrial Development Authority of the
    City of Kansas City, Missouri:
    Revenue Bonds (The Bishop Spencer Place,
    Incorporated Project), Series 1994,
    8.0%, 9-1-2016 ..............................           2,965     3,268,913
    Multifamily Housing Revenue Bonds (Village
    Green Apartments Project),
    Series 1998,
    6.25%, 4-1-2030 .............................           1,750     1,765,312
  The Industrial Development Authority of the
    City of Bridgeton, Missouri, Senior Housing
    Revenue Bonds (The Sarah Community Project),
    Series 1998,
    5.9%, 5-1-2028 ..............................           5,000     5,012,500

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1998

                                                         Principal
                                                         Amount in
                                                         Thousands     Value
MUNICIPAL BONDS (Continued)
MISSOURI (Continued)
  The Industrial Development Authority of the
    County of Taney, Missouri, Hospital Revenue
    Bonds (The Skaggs Community Hospital
    Association), Series 1998,
    5.4%, 5-15-2028 ..............................         $ 2,860  $  2,910,050
  The Industrial Development Authority  of the
    City of Bolivar, Missouri, Health
    Facility Refunding and Improvement
    Revenue Bonds (Citizens Memorial Health
    Care Foundation), Series 1998:
    5.75%, 7-1-2017 ..............................           1,215     1,208,925
    5.625%, 7-1-2010 .............................           1,095     1,090,894
  The Industrial Development Authority of
    St. Joseph, Missouri, Multifamily Housing
    Revenue Bonds (Hillcrest Village Apartments
    Project), Series 1998A,
    6.375%, 9-1-2028 .............................           2,250     2,258,437
  Health and Educational Facilities Authority
    of the State of Missouri, Educational
    Facilities Revenue Bonds (Southwest Baptist
    University Project), Series 1998,
    5.375%, 10-1-2023 ............................           2,100     2,155,125
  The City of Lake Saint Louis, Missouri,
    Public Facilities Authority, Certificates
    of Participation (Municipal Golf Course
    Project), Series 1993,
    7.55%, 12-1-2014 .............................           2,000     2,145,000
  The Industrial Development Authority of
    the City of St. Louis, Missouri,
    Industrial Revenue Refunding Bonds
    (Kiel Center Multipurpose Arena Project),
    Series 1992,
    7.75%, 12-1-2013 .............................           1,500     1,653,750
  The Industrial Development Authority of the
    City of Springfield, Missouri,
    Industrial Development Refunding Revenue
    Bonds (Health Care Realty of Springfield,
    Ltd. Project), Series 1988,
    10.25%, 12-1-2010 ............................           1,060     1,070,240

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1998

                                                         Principal
                                                         Amount in
                                                         Thousands     Value
MUNICIPAL BONDS (Continued)
MISSOURI (Continued)
  The Industrial Development Authority of
    Callaway County, Missouri, Industrial
    Development Revenue Bonds (A.P. Green
    Refractories Co. Project), Series 1984,
    8.6%, 11-1-2014 ..............................         $   900  $    979,875
  Certificates of Participation, Series 1998A,
    City of Lake Saint Louis, Missouri, Lessee,
    6.25%, 6-1-2005 ..............................             500       504,375
    Total ........................................                    31,280,640

NEVADA - 0.52%
  Reno-Sparks Convention & Visitors Authority,
    Nevada, Limited Obligation Medium-Term
    Refunding Bonds, Series November 1, 1996,
    6.0%, 11-1-2006 ..............................           2,640     2,732,400

NEW HAMPSHIRE - 1.74%
  New Hampshire Higher Educational and Health
    Facilities Authority:
    First Mortgage Revenue Bonds,
    RiverMead at Peterborough Issue,
    Series 1994,
    8.5%, 7-1-2024 ...............................           4,110     5,086,125
    Hospital Revenue Bonds, St. Joseph
    Hospital Issue, Series 1991,
    7.5%, 1-1-2016 ...............................           1,000     1,076,250
    Revenue Bonds, RiverWoods at Exeter
    Issue, Series 1997A,
    6.5%, 3-1-2023 ...............................           1,000     1,047,500
    Revenue Bonds, RiverMead at Peterborough
    Issue, Series 1998,
    5.75%, 7-1-2028 ..............................             665       668,325
  Lisbon Regional School District, New
    Hampshire, General Obligation Capital
    Appreciation School Bonds,
    0.0%, 2-1-2013 ...............................           1,610     1,193,413
    Total ........................................                     9,071,613

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1998

                                                         Principal
                                                         Amount in
                                                         Thousands     Value
MUNICIPAL BONDS (Continued)
NEW JERSEY - 2.08%
  New Jersey Economic Development Authority:
    Senior Mortgage Revenue Bonds, Arbor
    Glen of Bridgewater Project - Series
    1996A Bonds,
    8.75%, 5-15-2026 .............................         $ 3,525  $  4,207,969
    First Mortgage Revenue Fixed Rate Bonds,
    Winchester Gardens at Ward Homestead
    Project - Series 1996A,
    8.625%, 11-1-2025 ............................           3,000     3,483,750
  New Jersey Economic Development Authority,
    Economic Development Bonds, Kapkowski
    Road Landfill Reclamation Improvement
    District Project (City of Elizabeth),
    Series 1998A:
    6.357%, 4-1-2018 .............................           2,385     2,399,906
    0.0%, 4-1-2011 ...............................           1,740       787,350
    Total ........................................                    10,878,975

NEW MEXICO - 1.58%
  New Mexico Educational Assistance Foundation:
    Student Loan Purchase Bonds, Second Subordinate
    1994 Series II-C (AMT),
    6.0%, 12-1-2008 ..............................           2,460     2,543,025
    Education Loan Bonds, Second Subordinate
    Series 1998C-1,
    5.5%, 11-1-2010 ..............................           2,000     1,995,000
  City of Santa Fe, New Mexico, Industrial
    Revenue Housing Refunding Bonds (Ponce
    de Leon Limited Partnership Project),
    Series 1995,
    7.25%, 12-1-2005 .............................           3,500     3,718,750
    Total ........................................                     8,256,775

NEW YORK - 1.99%
  Tompkins County Industrial Development
    Agency, Life Care Community Revenue Bonds,
    1994 (Kendal at Ithaca, Inc. Project),
    7.875%, 6-1-2024 .............................           4,035     4,282,144
  New York City Industrial Development Agency,
    Industrial Development Revenue Bonds
    (Brooklyn Navy Yard Cogeneration Partners,
    L.P. Project), Series 1997,
    5.75%, 10-1-2036 .............................           3,000     3,108,750
  New York City Municipal Water Finance Authority,
    Water and Sewer System Revenue Bonds, Inverse
    Rate Securities, Fiscal 1994 Series E,
    6.779%, 6-15-2012 (A) ........................           2,750     3,011,250
    Total.........................................                    10,402,144

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1998

                                                         Principal
                                                         Amount in
                                                         Thousands     Value
MUNICIPAL BONDS (Continued)
NORTH CAROLINA - 0.84%
  City of Durham, North Carolina, Multifamily
    Housing Revenue Bonds (Ivy Commons Project),
    Series 1997,
    8.0%, 3-1-2029 ...............................         $ 2,250  $  2,317,500
  City of Charlotte, North Carolina, Charlotte/
    Douglas International Airport, Special
    Facility Refunding Revenue Bonds, Series 1998
    (US Airways, Inc. Project),
    5.6%, 7-1-2027 ...............................           2,075     2,077,594
    Total ........................................                     4,395,094

NORTH DAKOTA - 0.69%
  City of Grand Forks, North Dakota, Senior
    Housing Revenue Bonds (4000 Valley
    Square Project), Series 1997:
    6.25%, 12-1-2034 .............................           2,000     2,045,000
    6.375%, 12-1-2034 ............................           1,500     1,537,500
    Total ........................................                     3,582,500

OHIO - 1.96%
  Ohio Water Development Authority, State of
    Ohio, Solid Waste Disposal Revenue Bonds
    (Bay Shore Power Project), Tax-Exempt
    Series 1998 A,
    5.875%, 9-1-2020 .............................           4,000     4,065,000
  City of Toledo, Ohio, Multifamily Housing
    Mortgage Revenue Bonds, Series 1998-A
    (Hillcrest Apartments Project),
    6.125%, 12-1-2029 ............................           4,000     4,000,000
  Hamilton County, Ohio, Health System Revenue
    Bonds, Providence Hospital Issue,
    Series 1992,
    6.875%, 7-1-2015 .............................           2,000     2,177,500
    Total ........................................                    10,242,500

OKLAHOMA - 2.65%
  Bixby Public Works Authority, Utility
    System Revenue Bonds, Refunding
    Series 1994,
    7.25%, 11-1-2019 .............................           2,685     2,987,062
  The Clinton Public Works Authority,
    Refunding and Improvement Revenue
    Bonds, Series 1994,
    6.25%, 1-1-2019 ..............................           2,575     2,729,500

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1998

                                                         Principal
                                                         Amount in
                                                         Thousands     Value
MUNICIPAL BONDS (Continued)
OKLAHOMA (Continued)
  Oklahoma County Industrial Authority,
    Industrial Development Revenue Bonds:
    1986 Series B (Choctaw Nursing
    Center Project):
    10.25%, 9-1-2016 (C) .........................         $ 1,230  $    861,000
    10.125%, 9-1-2006 (C) ........................             525       367,500
    1986 Series A (Westlake Nursing Center
    Project):
    10.25%, 9-1-2016 .............................             905       930,729
    10.125%, 9-1-2006 ............................             430       442,229
  The Broken Arrow Public Golf Authority
    (Broken Arrow, Oklahoma), Recreational
    Facilities Revenue Bonds, Series 1995,
    7.25%, 8-1-2020 ..............................           2,025     2,207,250
  Trustees of the Oklahoma Ordnance Works
    Authority, Industrial Development Revenue
    Refunding Bonds (A.P. Green Industries,
    Inc. Project), Series 1992,
    8.5%, 5-1-2008 ...............................           1,600     1,764,000
  The Guthrie Public Works Authority
    (Guthrie, Oklahoma), Utility System
    Revenue Bonds, Series 1994A,
    6.75%, 9-1-2019 ..............................           1,415     1,558,269
    Total ........................................                    13,847,539

OREGON - 1.35%
  Klamath Falls Intercommunity Hospital
    Authority, Gross Revenue Bonds,
    Series 1994 (Merle West Medical Center
    Project),
    7.1%, 9-1-2024 ...............................           3,500     3,893,750
  Myrtle Creek Building Authority, Gross
    Revenue Bonds, Series 1996A (Myrtle Creek
    Golf Course Project),
    8.0%, 6-1-2021 ...............................           3,000     3,138,750
    Total ........................................                     7,032,500

PENNSYLVANIA - 3.02%
  Delaware County Authority (Pennsylvania),
    First Mortgage Revenue Bonds
    (Riddle Village Project),
    Series 1994,
    8.25%, 6-1-2022 ..............................           4,000     4,900,000

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1998

                                                         Principal
                                                         Amount in
                                                         Thousands     Value
MUNICIPAL BONDS (Continued)
PENNSYLVANIA (Continued)
  Philadelphia Authority for Industrial
    Development, Commercial Development Revenue
    Refunding Bonds (Doubletree Guest Suites
    Project), Series 1997A,
    6.5%, 10-1-2027...............................         $ 3,500  $  3,745,000
  Allentown Area Hospital Authority, Hospital
    Revenue Bonds (Sacred Heart Hospital of
    Allentown), Series A of 1993,
    6.75%, 11-15-2014 ............................           2,865     3,133,594
  Clearfield Hospital Authority, Hospital
    Revenue and Refunding Bonds (Clearfield
    Hospital Project), Series 1994,
    6.875%, 6-1-2016 .............................           2,000     2,155,000
  South Wayne County Water and Sewer Authority
    (Wayne County, Pennsylvania), Sewer Revenue
    Bonds, Series of 1992,
    8.2%, 4-15-2013 ..............................           1,725     1,811,250
    Total ........................................                    15,744,844

RHODE ISLAND - 0.42%
  City of Providence, Rhode Island, Special
    Obligation Tax Increment Bonds, Series D,
    6.65%, 6-1-2016 ..............................           2,000     2,212,500

SOUTH CAROLINA - 2.45%
  South Carolina Jobs - Economic Development
    Authority, Solid Waste Recycling Facilities
    Revenue Bonds (Santee River Rubber Project),
    Tax-Exempt Series 1998A,
    8.0%, 12-1-2014 ..............................           4,000     4,030,000
  Connector 2000 Association, Inc., Toll Road
    Revenue Bonds (Southern Connector Project,
    Greenville, South Carolina):
    Senior Capital Appreciation Bonds, Series 1998B,
    0.0%, 1-1-2035 ...............................          17,000     2,103,750
    Senior Current Interest Bonds, Series 1998A,
    5.25%, 1-1-2023 ..............................           2,000     1,872,500
  McCormick County, South Carolina, Hospital
    Facilities Revenue Refunding and Improvement
    Bonds, Series 1997 (McCormick Health Care
    Center Project),
    7.0%, 3-1-2018 ...............................           2,530     2,612,225

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1998

                                                         Principal
                                                         Amount in
                                                         Thousands     Value
MUNICIPAL BONDS (Continued)
SOUTH CAROLINA (Continued)
  South Carolina State Housing, Finance
    and Development Authority, Multifamily
    Housing Mortgage Revenue Bonds (United
    Dominion-Plum Chase), Series 1991,
    8.5%, 10-1-2021 ..............................         $ 2,000  $  2,190,000
    Total ........................................                    12,808,475

SOUTH DAKOTA - 0.40%
  South Dakota Health and Educational
    Facilities Authority, Refunding Revenue
    Bonds (Westhills Village Retirement
    Community Issue), Series 1993,
    7.25%, 9-1-2013 ..............................           2,000     2,092,500

TENNESSEE - 1.50%
  The Health, Educational and Housing Facility
    Board of the County of Shelby, Tennessee,
    Health Care Facilities Revenue Bonds,
    Series 1997A (Kirby Pines Retirement
    Community Project),
    6.375%, 11-15-2025 ...........................           2,100     2,186,625
  The Health and Educational Facilities
    Board of the City of Crossville, Tennessee,
    Hospital Revenue Improvement Bonds,
    Series 1992 (Cumberland Medical Center),
    6.75%, 11-1-2012 .............................           2,000     2,167,500
  The Health and Educational Facilities Board
    of the Metropolitan Government of Nashville
    and Davidson County, Tennessee, Revenue
    Refunding Bonds, Series 1998 (The
    Blakeford at Green Hills),
    5.65%, 7-1-2024 ..............................           2,000     1,990,000

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1998

                                                         Principal
                                                         Amount in
                                                         Thousands     Value
MUNICIPAL BONDS (Continued)
TENNESSEE (Continued)
  Upper Cumberland Gas Utility District
    (of Cumberland County, Tennessee),
    Gas System Revenue Bonds, Series 1996,
    7.0%, 3-1-2016 ...............................         $ 1,400  $  1,512,000
    Total ........................................                     7,856,125

TEXAS - 4.34%
  AllianceAirport Authority, Inc., Special
    Facilities Revenue Bonds:
    American Airlines, Inc. Project,
    Series 1991,
    7.0%, 12-1-2011 ..............................           4,700     5,663,500
    Federal Express Corporation Project,
    Series 1996,
    6.375%, 4-1-2021 .............................           4,000     4,355,000
  Gulf Coast Waste Disposal Authority, Waste
    Disposal Revenue Bonds (Valero Energy
    Corporation Project), Series 1998,
    5.6%, 4-1-2032 ...............................           3,490     3,529,263
  Alvarado Industrial Development Corporation,
    Industrial Development Revenue Bonds
    (Rich-Mix Products of Texas, Inc. Project),
    Series 1996,
    7.75%, 3-1-2010 ..............................           2,955     3,036,262
  City of Houston, Housing Corporation
    No. 1, First Lien Revenue Refunding
    Bonds, Series 1996 (6800 Long Drive
    Apartments - Section 8 New Construction
    Program), Houston, Texas,
    6.625%, 2-1-2020 .............................           2,305     2,385,675
  City of Houston, Texas, Airport System
    Special Facilities Revenue Bonds
    (Continental Airlines, Inc. Terminal
    Improvement Projects), Series 1997B,
    6.125%, 7-15-2027 ............................           2,000     2,085,000

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1998

                                                         Principal
                                                         Amount in
                                                         Thousands     Value
MUNICIPAL BONDS (Continued)
TEXAS (Continued)
  Tyler Health Facilities Development
    Corporation, Hospital Revenue Bonds
    (East Texas Medical Center Regional
    Healthcare System Project),
    Series 1993B,
    6.75%, 11-1-2025 .............................         $ 1,500  $  1,625,625
    Total ........................................                    22,680,325

UTAH - 4.92%
  Tooele County, Utah, Hazardous Waste
    Treatment Revenue Bonds (Union Pacific
    Corporation/USPCI, Inc. Project),
    Series A,
    5.7%, 11-1-2026 ..............................          15,000    15,187,500
  IPA (a political subdivision of the State of
    Utah), Power Supply Revenue Refunding Bonds,
    1993 Series A, Inverse Floating Rate
    Securities,
    7.266%, 7-1-2021 (A) .........................           5,950     6,448,312
  Utah Housing Finance Agency, Revenue Bonds
    (RHA Community Services of Utah, Inc.
    Project), Series 1997A,
    6.875%, 7-1-2027 .............................           2,440     2,568,100
  Carbon County, Utah, Solid Waste Disposal
    Refunding Revenue Bonds, Series 1991
    (Sunnyside Cogeneration Associates Project),
    9.25%, 7-1-2018 (C) ..........................           2,500     1,500,000
    Total ........................................                    25,703,912

VERMONT - 1.52%
  Vermont Industrial Development Authority,
    Mortgage Revenue Bonds, Wake Robin
    Corporation Project, Series 1993A:
    8.75%, 4-1-2023 ..............................           4,465     5,073,356
    8.75%, 3-1-2023 ..............................           2,500     2,840,625
    Total ........................................                     7,913,981

VIRGIN ISLANDS - 0.49%
  Virgin Islands Public Finance Authority
    Revenue and Refunding Bonds
    (Virgin Islands Matching Fund Loan Notes),
    Series 1998 A (Senior Lien/Refunding):
    5.625%, 10-1-2025 ............................           1,500     1,546,875
    5.5%, 10-1-2018 ..............................           1,000     1,025,000
    Total ........................................                     2,571,875

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1998

                                                         Principal
                                                         Amount in
                                                         Thousands     Value
MUNICIPAL BONDS (Continued)
VIRGINIA - 1.86%
  Norfolk Redevelopment and Housing Authority,
    Multifamily Rental Housing Facility
    Revenue Bonds, Series 1996 (1016 Limited
    Partnership-Sussex Apartments Project),
    8.0%, 9-1-2026 ...............................         $ 3,495  $  3,661,013
  Fairfax County Redevelopment and Housing
    Authority, Multifamily Housing Revenue
    Refunding Bonds (Burke Shire Commons
    Apartments Project), Series 1996,
    7.6%, 10-1-2036 ..............................           3,000     3,123,750
  Pocahontas Parkway Association, Route 895
    Connector, Toll Road Revenue Bonds, Senior
    Capital Appreciation Bonds, Series 1998B,
    0.0%, 8-15-2018 ..............................           9,000     2,925,000
    Total ........................................                     9,709,763

WASHINGTON - 1.19%
  Port of Anacortes, Washington, Revenue and
    Refunding Bonds, 1998 Series A (AMT),
    5.625%, 9-1-2016 .............................           3,790     3,794,737
  Housing Authority of the City of Seattle,
    Low-Income Housing Assistance Revenue
    Bonds, 1995 (GNMA Collateralized Mortgage
    Loan - Kin On Project),
    7.4%, 11-20-2036 .............................           1,142     1,343,278
  Pilchuck Development Public Corporation
    (State of Washington), Special Facilities
    Airport Revenue Bonds, Series 1993
    (TRAMCO, INC. Project),
    6.0%, 8-1-2023 ...............................           1,000     1,050,000
    Total ........................................                     6,188,015

WEST VIRGINIA - 0.32%
  Upshur County, West Virginia, Solid Waste
    Disposal Revenue Bonds (TJ International
    Project), Series 1995,
    7.0%, 7-15-2025 ..............................           1,500     1,651,875

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1998

                                                         Principal
                                                         Amount in
                                                         Thousands     Value
MUNICIPAL BONDS (Continued)
WISCONSIN - 2.11%
  Wisconsin Health and Educational Facilities
    Authority, Revenue Bonds, Series 1995:
    National Regency of New Berlin, Inc.
    Project,
    8.0%, 8-15-2025 ..............................         $ 4,500  $  5,096,250
    Hess Memorial Hospital Association, Inc.
    Project,
    7.75%, 11-1-2015 .............................           3,400     3,905,750
  City of Superior, Wisconsin, Water Supply
    Facilities Revenue Refunding Bonds
    (Superior Water, Light and Power Company
    Project), Series 1996,
    6.125%, 11-1-2021 ............................           1,910     2,005,500
    Total ........................................                    11,007,500

WYOMING - 0.20%
  Teton County Hospital District (St. John's
    Hospital and Living Center), Jackson Hole,
    Wyoming, Hospital Refunding and Improvement
    Revenue Bonds, Series 1998,
    5.8%, 12-1-2017 ..............................           1,000     1,041,250

TOTAL MUNICIPAL BONDS - 96.73%                                      $505,101,507
  (Cost: $469,171,706)

TOTAL SHORT-TERM SECURITIES - 1.53%                                 $  8,001,584
  (Cost: $8,001,584)

TOTAL INVESTMENT SECURITIES - 98.26%                                $513,103,091
  (Cost: $477,173,290)

CASH AND OTHER ASSETS, NET OF LIABILITIES - 1.74%                     9,092,028

NET ASSETS - 100.00%                                                $522,195,119

                See Notes to Schedule of Investments on page __.

THE INVESTMENTS OF
UNITED MUNICIPAL HIGH INCOME FUND, INC.
SEPTEMBER 30, 1998

Notes to Schedule of Investments

(A) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 1998.

(B) The security does not bear interest for an initial period of time and subsequently becomes interest bearing.

(C) Non-income producing as the issuer has either missed its most recent interest payment or declared bankruptcy.

See Note 1 to financial statements for security valuation and other significant accounting policies concerning investments.

See Note 3 to financial statements for cost and unrealized appreciation and depreciation of investments owned for Federal income tax purposes.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1998
(In Thousands, Except for Per Share Amounts)

Assets
  Investment securities - at value
    (Notes 1 and 3) ...........................................         $513,103
  Cash ........................................................            2,500
  Receivables:
    Interest ..................................................            8,854
    Investment securities sold ................................            1,655
    Fund shares sold ..........................................              487
  Prepaid insurance premium ...................................               12
                                                                        --------
     Total assets .............................................          526,611
                                                                        --------
Liabilities
  Payable for investment securities purchased .................            2,500
  Payable to Fund shareholders ................................            1,374
  Dividends payable ...........................................              399
  Accrued service fee (Note 2) ................................               92
  Accrued transfer agency and dividend
    disbursing (Note 2) .......................................               32
  Accrued management fee (Note 2) .............................                7
  Accrued accounting services fee (Note 2) ....................                5
  Accrued distribution fee (Note 2) ...........................                1
  Other .......................................................                6
                                                                        --------
     Total liabilities ........................................            4,416
                                                                        --------
       Total net assets .......................................         $522,195
                                                                        ========
Net Assets
  $1.00 par value capital stock, authorized --
    100,000; shares outstanding -- 91,701
    Capital stock .............................................         $ 91,701
    Additional paid-in capital ................................          383,028
  Accumulated undistributed income:
    Accumulated undistributed net realized
      gain on investment transactions .........................           11,536
    Net unrealized appreciation in value of
      investments .............................................           35,930
                                                                        --------
      Net assets applicable to outstanding
        units of capital ......................................         $522,195
                                                                        ========
Net asset value per share (net assets divided
  by shares outstanding) ......................................            $5.69
                                                                           =====

                       See notes to financial statements.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
STATEMENT OF OPERATIONS
For the Fiscal Year Ended SEPTEMBER 30, 1998
(In Thousands)

Investment Income
  Interest and amortization (Note 1B) .........................          $32,609
                                                                         -------
  Expenses (Note 2):
    Investment management fee .................................            2,461
    Service fee ...............................................              991
    Transfer agency and dividend disbursing ...................              374
    Accounting services fee ...................................               60
    Custodian fees ............................................               25
    Audit fees ................................................               16
    Distribution fees .........................................                6
    Legal fees ................................................                5
    Other .....................................................              152
                                                                         -------
      Total expenses ..........................................            4,090
                                                                         -------
        Net investment income .................................           28,519
                                                                         -------
Realized and Unrealized Gain on Investments
  (Notes 1 and 3)
  Realized net gain on investments ............................           12,638
  Unrealized appreciation in value of
    investments during the period .............................            5,793
                                                                         -------
    Net gain on investments ...................................           18,431
                                                                         -------
     Net increase in net assets resulting
       from operations ........................................          $46,950
                                                                         =======

                       See notes to financial statements.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
(Dollars In Thousands)

                                                         For the fiscal year
                                                          ended September 30,
                                                       -----------------------
                                                         1998          1997
Increase in Net Assets                                 --------      --------
  Operations:
    Net investment income ..........................   $ 28,519      $ 26,384
    Realized net gain on
      investments ..................................     12,638         6,520
    Unrealized appreciation ........................      5,793        13,764
                                                       --------      --------
      Net increase in net assets
        resulting from operations ..................     46,950        46,668
                                                       --------      --------
  Distributions to shareholders from (Note 1D):*
    Net investment income ..........................    (28,519)      (26,384)
    Realized net gains on investment
      transactions .................................     (6,027)       (1,102)
                                                       --------      --------
                                                        (34,546)      (27,486)
                                                       --------      --------
  Capital share transactions:
    Proceeds from sale of shares:
      Class A (11,013,539 and 14,043,014
        shares, respectively) ......................     62,198        76,429
      Class Y (3,493 and 0 shares,
        respectively) ..............................         20            --
    Proceeds from reinvestment of
      dividends and/or capital gains
      distribution:
      Class A (4,977,786 and 4,105,285
        shares, respectively) ......................     27,654        22,249
      Class Y (15 and 0 shares,
        respectively) ..............................         --            --
    Payments for shares redeemed:
      Class A (9,576,509 and 8,115,149
        shares, respectively) ......................    (53,817)      (43,928)
      Class Y (3,508 and 0 shares,
        respectively) ..............................        (20)           --
                                                       --------      --------
     Net increase in net assets
       resulting from capital
       share transactions ..........................     36,035        54,750
                                                       --------      --------
       Total increase ..............................     48,439        73,932
Net Assets
  Beginning of period ..............................    473,756       399,824
                                                       --------      --------
  End of period ....................................   $522,195      $473,756
                                                       ========      ========
    Undistributed net investment
      income .......................................   $     --      $     --
                                                       ========      ========

                  *See "Financial Highlights" on pages __-__ .
                       See notes to financial statements.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class A Shares
For a Share of Capital Stock Outstanding
Throughout Each Period:

                                    For the fiscal year ended
                                           September 30,
                          ------------------------------------------------
                            1998       1997       1996       1995     1994
                          ------     ------     ------     ------   ------
Net asset value,
  beginning of
  period ..............    $5.55      $5.31      $5.27      $5.12    $5.53
                          ------     ------     ------     ------   ------
Income from investment
  operations:
  Net investment
    income ............      .32        .34        .34        .35      .34
  Net realized and
    unrealized gain
    (loss) on
    investments .......      .21        .25        .04        .17    (0.34)
                          ------     ------     ------     ------   ------
Total from investment
  operations ..........      .53        .59        .38        .52     0.00
                          ------     ------     ------     ------   ------
Less distributions:
  Declared from net
    investment income .    (0.32)     (0.34)     (0.34)     (0.35)   (0.34)
  From capital gains ..    (0.07)     (0.01)     (0.00)     (0.00)   (0.07)
  In excess
    of capital gains ..    (0.00)     (0.00)     (0.00)     (0.02)   (0.00)
                          ------     ------     ------     ------   ------
Total distributions ...    (0.39)     (0.35)     (0.34)     (0.37)   (0.41)
                          ------     ------     ------     ------   ------
Net asset value, end
  of period ...........    $5.69      $5.55      $5.31      $5.27    $5.12
                          ======     ======     ======     ======   ======
Total return* .........     9.88%     11.45%      7.40%     10.63%    0.05%
Net assets, end
  of period (in
  millions) ...........     $522       $474       $400       $383     $345
Ratio of expenses to
  average net
  assets ..............     0.82%      0.78%      0.81%      0.76%    0.76%
Ratio of net investment
  income to average
  net assets ..........     5.72%      6.19%      6.41%      6.75%    6.39%
Portfolio turnover
  rate ................    35.16%     19.47%     26.91%     19.07%   26.26%

* Total return calculated without taking into account the sales load deducted on an initial purchase.

                       See notes to financial statements.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
FINANCIAL HIGHLIGHTS
Class Y Shares
For a Share of Capital Stock Outstanding
Throughout the Period:

                                    For the period
                                    from July 1, 1998*
                                    to August 25, 1998
                                    -------------------
Net asset value,
  beginning of
  period ...........................       $5.64
                                           -----
Income from investment
  operations:
  Net investment
    income .........................        0.05
  Net realized and
    unrealized gain on
    investments ....................        0.01
                                           -----
Total from investment
  operations .......................        0.06
Less distributions
  declared from net
  investment income ................       (0.05)
                                           -----
Net asset value, end
  of period ........................       $5.65
                                           =====
Total return .......................        1.07%
Net assets, end
  of period (000
  omitted) .........................          $0
Ratio of expenses to
  average net
  assets ...........................        0.61%**
Ratio of net investment
  income to average
  net assets .......................        5.99%**
Portfolio turnover
  rate .............................       35.16%**

 * Class Y shares commenced operations on July 1, 1998 and continued operations until August 25, 1998 when all outstanding Class Y shares were redeemed at the ending net asset value shown in the table.

**  Annualized.

                       See notes to financial statements.

UNITED MUNICIPAL HIGH INCOME FUND, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 1998

NOTE 1 -- Significant Accounting Policies

     United Municipal High Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. Its investment objective is to provide a high level of income which is not subject to Federal income taxation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security valuation -- Municipal bonds and the taxable obligations in the Fund's investment portfolio are not listed or traded on any securities exchange. Therefore, municipal bonds are valued using a pricing system provided by a pricing service or dealer in bonds. Short-term debt securities, whether taxable or nontaxable, are valued at amortized cost, which approximates market.

B. Security transactions and related investment income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Securities gains and losses are calculated on the identified cost basis. Original issue discount (as defined in the Internal Revenue Code) and premiums on the purchase of bonds are amortized for both financial and tax reporting purposes over the remaining lives of the bonds. Interest income is recorded on the accrual basis. See Note 3 -- Investment Security Transactions.

C. Federal income taxes -- The Fund intends to distribute all of its net investment income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund intends to pay distributions as required to avoid imposition of excise tax. Accordingly, provision has not been made for Federal income taxes. In addition, the Fund intends to meet requirements of the Internal Revenue Code which will permit it to pay dividends from net investment income, substantially all of which will be exempt from Federal income tax. See Note 4 -- Federal Income Tax Matters.

D. Dividends and distributions -- All of the Fund's net investment income is declared and recorded by the Fund as dividends payable on each day to shareholders of record as of the close of the preceding business day. Net investment income dividends and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due to differing treatments for items such as deferral of wash sales and post-October losses, net operating losses and expiring capital loss carryovers.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

NOTE 2 -- Investment Management and Payments to Affiliated Persons

     The Fund pays a fee for investment management services. The fee is computed daily based on the net asset value at the close of business. The fee consists of two elements: (i) a "Specific" fee computed on net asset value as of the close of business each day at the annual rate of .10% of net assets and (ii) a "Group" fee computed each day on the combined net asset values of all of the funds in the United Group of mutual funds (approximately $18.9 billion of combined net assets at September 30, 1998) at annual rates of .51% of the first $750 million of combined net assets, .49% on that amount between $750 million and $1.5 billion, .47% between $1.5 billion and $2.25 billion, .45% between $2.25 billion and $3 billion, .43% between $3 billion and $3.75 billion, .40% between $3.75 billion and $7.5 billion, .38% between $7.5 billion and $12 billion, and .36% of that amount over $12 billion. The Fund accrues and pays this fee daily.

     Pursuant to assignment of the Investment Management Agreement between the Fund and Waddell & Reed, Inc. ("W&R"), Waddell & Reed Investment Management Company ("WRIMCO"), a wholly owned subsidiary of W&R, serves as the Fund's investment manager.

     The Fund has an Accounting Services Agreement with Waddell & Reed Services Company ("WARSCO"), a wholly owned subsidiary of W&R. Under the agreement, WARSCO acts as the agent in providing accounting services and assistance to the Fund and pricing daily the value of shares of the Fund. For these services, the Fund pays WARSCO a monthly fee of one-twelfth of the annual fee shown in the following table.

                             Accounting Services Fee

                        Average
                     Net Asset Level           Annual Fee
               (all dollars in millions)  Rate for Each Level
               -------------------------  -------------------
                 From $    0 to $   10           $      0
                 From $   10 to $   25           $ 10,000
                 From $   25 to $   50           $ 20,000
                 From $   50 to $  100           $ 30,000
                 From $  100 to $  200           $ 40,000
                 From $  200 to $  350           $ 50,000
                 From $  350 to $  550           $ 60,000
                 From $  550 to $  750           $ 70,000
                 From $  750 to $1,000           $ 85,000
                      $1,000 and Over            $100,000

     The Fund also pays WARSCO a monthly per account charge for transfer agency and dividend disbursement services of $1.3125 for each shareholder account which was in existence at any time during the prior month, plus $0.30 for each account on which a dividend or distribution of cash or shares was paid in that month. The Fund also reimburses W&R and WARSCO for certain out-of-pocket costs.

     As principal underwriter for the Fund's shares, W&R received gross sales commissions (which are not an expense of the Fund) of $1,691,251 out of which W&R paid sales commissions of $978,031 and all expenses in connection with the sale of Fund shares, except for registration fees and related expenses.

     Under a Distribution and Service Plan for Class A shares adopted by the Fund pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund may pay monthly a distribution and/or service fee to W&R in an amount not to exceed .25% of the Fund's Class A average annual net assets. The fee is to be paid to reimburse W&R for amounts it expends in connection with the distribution of the Class A shares and/or provision of personal services to Fund shareholders and/or maintenance of shareholder accounts.

     The Fund paid Directors' fees of $17,478, which are included in other expenses.

     W&R is a subsidiary of Waddell & Reed Financial, Inc., a holding company, and a direct subsidiary of Waddell & Reed Financial Services, Inc., a holding company.

NOTE 3 -- Investment Security Transactions

     Purchases of investment securities, other than U.S. Government and short-term securities, aggregated $194,695,718, while proceeds from maturities and sales aggregated $172,055,386. Purchases of short-term securities aggregated $241,461,705, while proceeds from maturities and sales aggregated $240,009,290. No U.S. Government securities were bought or sold during the period ended September 30, 1998.

     For Federal income tax purposes, cost of investments owned at September 30, 1998 was $477,286,097, resulting in net unrealized appreciation of $35,816,994, of which $37,380,404 related to appreciated securities and $1,563,410 related to depreciated securities.

NOTE 4 -- Federal Income Tax Matters

     For Federal income tax purposes, the Fund realized capital gain net income of $12,280,208 during its fiscal year ended September 30, 1998, of which a portion was paid to shareholders during the period ended September 30, 1998. Remaining net capital gains will be distributed to the Fund's shareholders.

NOTE 5 -- Multiclass Operations

     On January 30, 1996, the Fund was authorized to offer investors two classes of shares, Class A and Class Y, each of which has equal rights as to assets and voting privileges. Class A shares represent existing shareholders; Class Y shares are offered through a separate Prospectus to certain institutional investors. Class Y shares are not subject to a sales charge on purchases; they are not subject to a Rule 12b-1 Distribution and Service Plan and have a separate transfer agency and dividend disbursement services fee structure.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
United Municipal High Income Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of United Municipal High Income Fund, Inc. (the "Fund") as of September 30, 1998, and the related statements of operations for the fiscal year then ended and changes in net assets for each of the fiscal years in the two-year period then ended, and the financial highlights for each of the fiscal periods in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at September 30, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of United Municipal High Income Fund, Inc. as of September 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Kansas City, Missouri
November 6, 1998